As filed electronically with the Securities and Exchange Commission on or about March 21, 2007

                                                 Registration Nos.   333-140482
                                                                      811-21774
===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                   ------------------------------------------

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  [X] PRE-EFFECTIVE AMENDMENT NO. 2     [ ] POST-EFFECTIVE AMENDMENT NO. ___

                        FIRST TRUST EXCHANGE-TRADED FUND
               (Exact Name of Registrant as Specified in Charter)

                   ------------------------------------------

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532
               (Address of Principal Executive Offices) (Zip Code)
                                 (630) 241-4141
                  (Registrant's Area Code and Telephone Number)
                                W. Scott Jardine
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                     (Name and Address of Agent for Service)

                   ------------------------------------------

                                 With copies to:

                                  Eric F. Fess
                             Chapman and Cutler LLP
                             111 West Monroe Street
                             Chicago, Illinois 60603

                   ------------------------------------------

                      TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of the First Trust Value Line(R) 100 Exchange-Traded Fund, a Series of the Registrant.

This Registration Statement will become effective on such date designated by the Registrant upon the filing of a further amendment or as the Securities and Exchange Commission may determine pursuant to Rule 473.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.
================================================================================

                       FIRST TRUST VALUE LINE(R) 100 FUND
         A MESSAGE FROM THE FUND'S CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                                                 MARCH 21, 2007

Dear Shareholder:

     I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in First Trust Value Line(R) 100 Fund ("FVL"). Enclosed is a combined proxy statement and prospectuS seeking your approval of a proposal at a Special Meeting of Shareholders of FVL (the "Meeting").

     Like many closed-end funds, shares of FVL have historically traded at market prices that are below their net asset value. Since FVL's inception, FVL's Board of Trustees has regularly monitored the trading discount and considered a variety of alternatives to reduce or eliminate the discount. In addition, management of FVL has been seeking to develop a viable approach to address the discount while maintaining FVL's disciplined investment strategy. After considerable efforts by the Board of Trustees and management of FVL and other closed-end funds in the First Trust family of funds, we are pleased to present to shareholders for approval at the Meeting, a proposal that the Board and management believe has the potential to significantly reduce or eliminate the discount while maintaining FVL's disciplined investment strategy. The proposal involves the reorganization (the "Reorganization") of FVL with and into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL ETF"), a newly created, diversified series of First Trust Exchange-Traded Fund, an exchange-traded investment company ("First Trust ETF"). Exchange-traded funds ("ETFs") are investment companies that seek investment results that correspond generally to the performance of a given securities index. Due to the ETF structure, shares of ETFs have historically traded at or very close to their net asset values. FVL ETF is managed by First Trust Advisors L.P., the same investment adviser that manages FVL, and will seek to replicate (before expenses) the performance of the Value Line(R) 100 Index, which is sponsored and maintained by Value Line(R) Publishing, Inc. (the "Index"). The Index's stock selection methodology is similar to FVL's investment strategy. As explained in greater detail in the combined proxy statement and prospectus, the principal difference between the two is that the securities included in FVL are adjusted on a weekly basis and the Index is reconstituted monthly. Because of the similarities between FVL's objective, rule-based investment process and the Index's stock selection methodology, FVL is uniquely situated to make this opportunity available to its shareholders.

     Through the Reorganization, your shares of FVL (other than fractional shares) would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVL ETF with an equal aggregate net asset value, and you will become a shareholder of FVL ETF. If you are a record holder, which includes registered holders and brokers that hold shares of FVL on behalf of their customers, and you own a fractional share of FVL, in lieu of receiving a fractional share of FVL ETF, you will receive an amount in cash equal to the net asset value of such fractional share. Please note that you may incur certain tax liability if you receive cash in lieu of the fractional share.

     In determining to recommend approval of this proposal, the Trustees of FVL considered the following factors, among others:

        o the Reorganization should significantly reduce or eliminate the discount to net asset value at which shares of FVL have historically traded;

        o FVL ETF will have a lower management fee and lower total fund operating expense ratio than FVL for at least two years following the Reorganization (after expense waivers); and

        o ETFs have favorable tax attributes and provide intra-day liquidity to investors.

     The Board of Trustees of FVL has unanimously approved the Agreement and Plan of Reorganization (the "Plan") and recommends that FVL shareholders vote "FOR" approval of the Plan and the Reorganization it contemplates. A copy of the form of the Plan is attached as Exhibit A to the enclosed Prospectus/Proxy Statement.

     Included in this booklet are the following materials concerning the upcoming Meeting:

        o A Notice of Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

        o A Prospectus/Proxy Statement, which provides detailed information on FVL ETF, the specific proposal being considered at the Meeting and why the proposal is being made, including the differences between your shares of FVL and the shares of FVL ETF that you will receive as a result of the Reorganization.

     While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by touch-tone telephone or via the Internet. We urge you to review the enclosed materials thoroughly. Once you've determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or vote by touch-tone telephone or via the Internet. A postage-paid envelope is enclosed for mailing, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

     YOUR VOTE IS VERY IMPORTANT. As a shareholder, you are entitled to cast one vote for each share of FVL that you own. Please take a few moments to read the enclosed materials and then cast your vote.

     Our proxy solicitor, The Altman Group, may contact you to encourage you to exercise your right to vote.

     We appreciate your participation in this important Meeting. Thank you.

                                   Sincerely yours,



                                   /s/ James A. Bowen


                                   James A. Bowen
                                   Chairman of the Board of Trustees,
                                      Chief Executive Officer and President
                                   First Trust Value Line(R) 100 Fund

-------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSED REORGANIZATION OR HOW TO VOTE YOUR SHARES, CALL (800) 926-7043 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BECAUSE SHARES OF FVL ETF WILL NOT BE CERTIFICATED, SHAREHOLDERS WHO HOLD FVL SHARES DIRECTLY AND NOT IN "STREET NAME" THROUGH A BROKER-DEALER WILL NEED TO DESIGNATE A BROKERAGE ACCOUNT THAT WILL HOLD THE REORGANIZATION SHARES. IF A SHAREHOLDER DOES NOT DESIGNATE A BROKERAGE ACCOUNT, SUCH SHAREHOLDER MAY BE LIMITED IN THE ABILITY TO SELL THE REORGANIZATION SHARES IN THE SECONDARY MARKET UNTIL SUCH ACCOUNT IS DESIGNATED.
-------------------------------------------------------------------------------

                              QUESTIONS AND ANSWERS
                                  REGARDING THE
                                REORGANIZATION OF
                       FIRST TRUST VALUE LINE(R) 100 FUND
                                  WITH AND INTO
               FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND


Q. WHAT IS HAPPENING?

A. Shareholders are being asked to approve an Agreement and Plan of Reorganization (the "Plan") at a special meeting of shareholders (the "Meeting") whereby all of the assets of First Trust Value Line(R) 100 Fund, a closed-end investment company ("FVL"), would be transferred in a tax-free reorganization (the "Reorganization") to First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL ETF"), an "exchange-traded fund" or "ETF" that is a newly created, diversified series of First Trust Exchange-Traded Fund ("First Trust ETF"), an open-end investment company, pursuant to which shareholders of FVL would become shareholders of FVL ETF. Like FVL, FVL ETF is managed by First Trust Advisors L.P. ("First Trust" or the "Adviser").

After carefully reviewing the proposal, FVL's Board of Trustees has determined that the proposed Plan is in the best interests of FVL. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PLAN AND THE REORGANIZATION CONTEMPLATED THEREBY.

Q. WHY HAS THIS REORGANIZATION BEEN PROPOSED FOR FVL?

A. Shares of closed-end funds often trade at a discount from their net asset value. Shares of FVL have historically traded at a discount from their net asset value (including a discount of 7.37% on the date FVL's Board of Trustees approved the Reorganization). The Board of Trustees and management of FVL have worked to develop a viable approach to address the discount. The Board of Trustees and management believe that the Reorganization has the potential to significantly reduce or eliminate the discount while maintaining FVL's disciplined investment strategy. Through the Reorganization, FVL's shareholders would receive FVL ETF shares with an aggregate net asset value equal to the aggregate net asset value of their FVL shares as of the Closing Date referred to in the Plan. FVL ETF, which will have no operations prior to the Reorganization, lists and trades its common shares on the American Stock Exchange ("AMEX"). Although the trading prices of FVL ETF shares on the AMEX may differ from the daily net asset value of FVL ETF's shares, shares of exchange-traded funds ("ETFs") typically trade very close to their net asset value, in part due to the creation unit and redemption features of an ETF. Therefore, immediately after the Reorganization, shares of FVL ETF are anticipated to trade at or close to the net asset value of FVL shares immediately prior to the Reorganization. The Reorganization should effectively eliminate the discount at which FVL shares have historically traded.

In addition, FVL ETF will pay a lower management fee than FVL, and First Trust has agreed to waive all or a portion of its fees and/or reimburse or pay FVL ETF's operating expenses to the extent necessary to maintain FVL ETF's total operating expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) at 0.70% of average daily net assets per year for at least two years following the Reorganization. Consequently, FVL ETF will have a lower total operating expense ratio than FVL for at least two years following the Reorganization.

Q. WILL MY SHARES CONTINUE TO BE LISTED ON THE AMEX?

A. FVL shares are currently listed and trading on the AMEX. FVL ETF lists and trades its shares on the AMEX.

Q. WHAT IS THE DIFFERENCE BETWEEN A CLOSED-END FUND AND AN ETF?

                        CLOSED-END FUNDS                                                       ETFS
------------------------------------------------------------       ---------------------------------------------------------------
         Closed-end funds, like FVL, generally do not redeem               Open-end funds (known generally as mutual funds), in
their outstanding shares or engage in the continuous sale of       general, issue shares that can be redeemed or sold back to
new shares.  Shares of closed-end investment companies             the fund at the fund's net asset value per share (less any
typically are traded on a securities exchange.  Thus, persons      applicable redemption fee or contingent deferred sales
wishing to buy or sell closed-end fund shares generally must       charge, neither of which will be charged by FVL ETF).  Unlike
do so through a broker-dealer and pay or receive the market        conventional mutual funds, ETFs, like FVL ETF, trade their
price per share (plus or minus any applicable commissions).        shares on a securities exchange, and persons wishing to buy
The market price may be more (a premium) or less (a discount)      or sell shares generally must do so through a broker-dealer
than the net asset value per share of the closed-end fund.         and pay and receive the market price per share (plus or minus
Closed-end funds have greater flexibility than ETFs to make        any applicable brokerage commissions).  Unlike a closed-end
certain types of investments, and to use certain investment        fund, ETFs issue and redeem shares on a continuous basis, at
strategies, such as financial leverage and investments in          net asset value, in large blocks consisting of a specified
illiquid securities.                                               number of shares, referred to as a "Creation Unit."  Creation
                                                                   Units of FVL ETF will be issued and redeemed principally
                                                                   in-kind for securities included in the Value Line(R) 100 Index
                                                                   (the "Index"). Except when aggregated in Creation Units
                                                                   ("Creation Unit Aggregations"), FVL ETF shares are not
                                                                   redeemable securities of FVL ETF. These ETF features are
                                                                   designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund's frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of FVL ETF generally will not lead to a tax event for FVL ETF or its ongoing
                                                                   shareholders. As a practical matter, only broker-dealers, or large institutional investors with creation and redemption agreements called "Authorized Participants," can purchase or redeem these Creation Units. As a result, shares of FVL ETF will be traded on the AMEX to provide liquidity for purchasers of FVL ETF shares in amounts less than the size of a Creation
                                                                   Unit Aggregation. The market price of FVL ETF shares on the
                                                                   AMEX may be equal to, more or less than the net asset value, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

Q. ARE THE INVESTMENT OBJECTIVES AND STRATEGIES OF FVL ETF AND FVL SIMILAR?

A. The investment objectives and strategies of FVL ETF and FVL are similar, but have some important distinctions. FVL ETF will seek investment results that correspond generally (before fees and expenses) to an equity index called the Value Line(R) 100 Index. FVL generally has followed an investment strategy similar to the methodology of the Index but is not required to replicate an index, as is the case with FVL ETF, which will normally invest at least 90% of its total assets in common stocks that comprise the Index. The principal difference between FVL and FVL ETF is that the securities held by FVL are adjusted on a weekly basis whereas the Index is reconstituted monthly.

Q. WILL I HAVE TO PAY TAXES AS A RESULT OF THE PROPOSED REORGANIZATION?

A. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and will not occur unless FVL's counsel provides a tax opinion to that effect. If you choose to sell your shares before the Reorganization, the sale will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you also may be subject to periodic capital gains as a result of the normal operations of FVL whether or not the proposed Reorganization occurs.

FVL intends to pay a dividend of any realized undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the Reorganization. The amount of any dividend actually paid, if any, will depend on a number of factors, such as changes in the value of FVL's holdings and the extent of liquidation of securities between the date of the Meeting and the closing of the Reorganization.

If you are a record holder, which includes registered holders and brokers that hold shares on behalf of their customers, and you own a fractional share of FVL, in lieu of receiving a fractional share of FVL ETF, you will receive an amount in cash equal to the net asset value of such fractional share. Please note that you may incur certain tax liability if you receive cash in lieu of the fractional share.

Q. UNDER THE PROPOSED REORGANIZATION, WILL THE VALUE OF MY INVESTMENT CHANGE?

A. While the entity in which you own shares will change as a result of the Reorganization of FVL into FVL ETF, the aggregate net asset value of your FVL ETF shares immediately following the Reorganization will be the same as the aggregate net asset value, rather than market value, of your FVL shares immediately prior to the Reorganization. In addition, it is likely that the number of shares you own will not change as a result of the Reorganization because your shares of FVL will be exchanged at the net asset value per share of FVL ETF, which will probably be equal to the net asset value per share of FVL at the time of the Reorganization. Accordingly, if you are a record holder, which includes registered holders and brokers that hold shares on behalf of their customers, and if you own a fractional share of FVL, in lieu of receiving a fractional share of FVL ETF, you will receive an amount in cash equal to the net asset value of such fractional share.

Q. WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSED REORGANIZATION?

A. Approval of the proposed Reorganization requires the affirmative vote of the holders of a majority of FVL's outstanding voting securities, as such term is defined in the Investment Company Act of 1940. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares of FVL represented at a meeting at which more than 50% of the outstanding shares of FVL are represented or (ii) more than 50% of the outstanding shares of FVL.

Q. WHEN WOULD THE PROPOSED REORGANIZATION BE EFFECTIVE?

A. If approved, the Reorganization is expected to occur no later than June 22, 2007 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders of FVL will receive notice indicating that the Reorganization was approved.

Q. WILL FVL PAY FOR THE NORMAL PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS SOLICITATION?

A. No. First Trust will pay for the normal costs of the Reorganization, such as proxy solicitation and legal costs; however, any extraordinary costs will be paid by FVL.

Q. HOW CAN I VOTE?

A. You can vote in any one of four ways:

         o By touch-tone telephone, with a toll-free call to the number listed on your proxy card;

         o By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope;

         o Via the Internet by following the instructions set forth on your proxy card; or

         o    In person, by attending the Meeting.

We encourage you to vote by touch-tone telephone or via the Internet by following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the enclosed Prospectus/Proxy Statement before you vote.

Q. WILL I BE ABLE TO CONTINUE TO TRACK MY FUND'S PERFORMANCE IN THE NEWSPAPER AND ON THE INTERNET?

A. Yes. While the entity in which you own shares will change as a result of the Reorganization, you will be able to track the performance of FVL ETF through these means.

Q. IF I HOLD FVL SHARES DIRECTLY AND NOT IN "STREET NAME" THROUGH A BROKER-DEALER, HOW WILL I RECEIVE REORGANIZATION SHARES?

A. Because shares of FVL ETF will not be certificated, you will need to establish a brokerage account that will hold your Reorganization Shares. If you do not designate a brokerage account, you may be limited in your ability to sell your Reorganization Shares in the secondary market until such account is designated.

Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROSPECTUS/PROXY STATEMENT?

A.  Please call The Altman Group, your fund's proxy solicitor, at (800)
    926-7043.

                       FIRST TRUST VALUE LINE(R) 100 FUND

                        1001 WARRENVILLE ROAD, SUITE 300
                              LISLE, ILLINOIS 60532

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2007

March 21, 2007

     To the Shareholders of First Trust Value Line(R) 100 Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of First Trust Value Line(R) 100 Fund ("FVL"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on May 17, 2007, at 8:00 a.m. Central time, to consider the following (the "Proposal"):

          To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of FVL to First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL ETF"), in exchange for shares of FVL ETF, the assumption by FVL ETF of all of the liabilities of FVL and the distribution of such FVL ETF shares, on a tax-free basis for federal income tax purposes, pro rata to the shareholders of record of FVL in complete liquidation, dissolution and termination of FVL.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

     Holders of record of shares of FVL at the close of business on February 16, 2007 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

                                  By order of the Board of Trustees,


                                  /s/ W. Scott Jardine

                                  W. Scott Jardine
                                  Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL (800) 926-7043 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                           VALID SIGNATURE
CORPORATE ACCOUNTS

  (1) ABC Corp.                                            ABC Corp.
  (2) ABC Corp.                                       John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer                     John Doe
  (4) ABC Corp. Profit Sharing Plan                    John Doe, Director

PARTNERSHIP ACCOUNTS

  (1) The XYZ Partnership                             Jane B. Smith, Partner
  (2) Smith and Jones, Limited Partnership        Jane B. Smith, General Partner

TRUST ACCOUNTS

  (1) ABC Trust Account                              Jane B. Doe, Director
  (2) Jane B. Doe, Trustee u/t/d 12/28/78                 Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

  (1) John B. Smith, Cust. f/b/o John B. Smith Jr.
      UGMA/ UTMA                                         John B. Smith
  (2) Estate of John B. Smith                     John B. Smith, Jr., Executor


                                    - ii -



                    IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                       FIRST TRUST VALUE LINE(R) 100 FUND

     This document contains a Prospectus/Proxy Statement and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by touch-tone telephone or via the Internet), we'll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we'll vote it in accordance with the Trustees' recommendation on the cover of the Prospectus/Proxy Statement.

     We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it to us by mail or vote by touch-tone telephone or via the Internet. Your prompt return of the enclosed proxy card (or your voting by touch-tone telephone or via the Internet) may save the necessity and expense of further solicitations.

     We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

     If you have any questions, please call The Altman Group, FVL's proxy solicitor, at the special toll-free number we have set up for you
(1-800-926-7043).


                                    - iii -


                       This page intentionally left blank.

                           PROSPECTUS/PROXY STATEMENT

MARCH 21, 2007

     This Prospectus/Proxy Statement is being furnished in connection with a Special Meeting of Shareholders (the "Meeting") called by the Board of Trustees of the First Trust Value Line(R) 100 Fund, a Massachusetts business trust that is a closed-end investment company ("FVL"). At the Meeting, you will be asked to approve the proposed Agreement and Plan of Reorganization (the "Plan") and the transactions it contemplates, as described in a concise manner in this Prospectus/Proxy Statement. This Prospectus/Proxy Statement explains what you should know before voting on the proposal described in this Prospectus/Proxy Statement or investing in First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL ETF"), an exchange-traded "index fund" that is a newly created, diversified series of First Trust Exchange-Traded Fund ("First Trust ETF"), an open-end management investment company. Please read it carefully and keep it for future reference. Under the Plan, all of the assets and liabilities of FVL would be transferred in a tax-free reorganization (the "Reorganization") to FVL ETF. The transactions contemplated by the Plan are described in further detail elsewhere herein. The principal business address and phone number for both FVL and First Trust ETF is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 and (630) 241-4141. FVL ETF and FVL are referred to herein collectively as the "Funds," and each is referred to herein individually as a "Fund."

     FVL ETF lists and trades its shares on the American Stock Exchange ("AMEX"). Shares of FVL ETF are not redeemable individually and therefore liquidity for individual shareholders of FVL ETF will be realized only through a sale on the AMEX at market prices that may differ to some degree from the net asset value of the FVL ETF shares. Reports, proxy materials and other information concerning the Funds can be inspected at the AMEX.

     The Board of Trustees of FVL has unanimously approved the Plan and the Reorganization contemplated thereby as being in the best interests of FVL and recommends that you vote FOR the approval of the Plan.

     THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     ADDITIONAL INFORMATION ABOUT FVL ETF HAS BEEN FILED WITH THE SEC. THIS INFORMATION, INCLUDING THE REORGANIZATION SAI (AS DEFINED BELOW), DATED MARCH 21, 2007, AND THE FVL ETF SAI (AS DEFINED BELOW), IS AVAILABLE UPON ORAL OR WRITTEN REQUEST AT NO CHARGE BY CALLING (800) 988-5891 OR CONTACTING FIRST TRUST PORTFOLIOS L.P., 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532.

     FVL'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO FIRST TRUST ADVISORS L.P. ("FIRST TRUST" OR THE "ADVISER") AT 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532 OR BY CALLING (800) 988-5891.

     The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

         (i) the prospectus of FVL ETF, dated March 21, 2007, relating to shares of FVL ETF, incorporated by reference into this Prospectus/Proxy Statement, and attached hereto as Appendix I;

         (ii) the Statement of Additional Information relating to the proposed Reorganization, dated March 21, 2007 (the "Reorganization SAI");

         (iii) the Statement of Additional Information of FVL ETF, dated March 21, 2007, a copy of which is included with the Reorganization SAI (the "FVL ETF SAI"); and

         (iv) the financial statements and related independent registered public accounting firm's report included in FVL's Annual Report to Shareholders for the year ended December 31, 2006.

     Shareholders may receive free copies of FVL's annual reports, semi-annual reports, or the Reorganization SAI, request other information about FVL or make shareholder inquiries by calling FVL at (800) 988-5891.

     Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith are required to file reports and other information with the SEC. Reports, proxy materials and other information concerning FVL ETF and FVL may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC's public reference room at 100 F Street, NE, Washington, DC 20549. You may call the SEC at (202) 942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                TABLE OF CONTENTS

INTRODUCTION.................................................................1

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.................4

A.           Synopsis........................................................4

B.           Investment Objectives and Risk Factors.........................12

C.           Other Comparisons Between the Funds............................17

D.           Information About the Proposed Reorganization..................22

ADDITIONAL INFORMATION......................................................29

OTHER MATTERS TO COME BEFORE THE MEETING....................................31

Exhibit A.   AGREEMENT AND PLAN OF REORGANIZATION..........................A-1

Exhibit B.   FURTHER DISCLOSURE REGARDING FVL..............................B-1

Appendix I.  PROSPECTUS FOR FVL ETF

                       This page intentionally left blank.

                                  INTRODUCTION

     This Prospectus/Proxy Statement, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of FVL on or about March 29, 2007. Much of the information is required to be disclosed under rules of the Securities and Exchange Commission (the "SEC"); some of it is technical. If there is anything you don't understand, please contact The Altman Group, FVL's proxy solicitor, at (800) 926-7043.

     The Altman Group ("Altman") has been engaged to assist in the solicitation of proxies for FVL, at an estimated cost to First Trust of approximately $42,700, plus expenses. As the Meeting date approaches, certain shareholders of FVL may receive a telephone call from a representative of Altman if their votes have not yet been received. Authorization to permit Altman to execute proxies may be obtained by telephonic instructions from shareholders of FVL. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Altman representative is required to ask for each shareholder's full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Altman representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman, then the Altman representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the Altman representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Altman will record the shareholder's instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Altman immediately if his or her instructions are not correctly reflected in the confirmation.

     Please see the instructions on your proxy card for touch-tone telephone or Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or before submitting their voting instructions via the Internet.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, the shares represented thereby will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the approval of the Plan and FOR or AGAINST any other matters as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to FVL at the above address. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

     Under the By-Laws of FVL, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the Fund entitled to vote at the Meeting. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

     Whether or not a quorum is present, the chair of the Meeting may adjourn the Meeting from time to time until a quorum is present, or to allow more time for the solicitation of proxies. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders of FVL, and in that case, any adjournment must be approved by the vote of holders of a majority of the shares of FVL present and entitled to vote with respect to the matter to be adjourned. Unless a proxy is otherwise limited in this regard, any shares of FVL present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of adjournment.

     Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization and the election of Trustees. The New York Stock Exchange (the "NYSE") has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer's request for voting instructions may not vote such customer's shares on the proposed Reorganization. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares are to be voted on the proposed Reorganization will be voted at the discretion of the persons named on the proxy card and may be voted by such persons FOR approval of the Plan.

     The affirmative vote of a majority of the outstanding voting securities of FVL is required to approve the Plan. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund.

     For purposes of determining the approval of the Plan, abstentions and broker non-votes will have the effect of a vote against the Proposal.

     Proxy solicitations will be made, beginning on or about March 29, 2007, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of FVL; (ii) The Altman Group, FVL's proxy solicitor that will provide proxy solicitation services in connection with the Plan; (iii) First Trust, the investment adviser of the Funds; (iv) PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of FVL and a subsidiary of The PNC Financial Services Group Inc.; or (v) any affiliates of those entities.

     The normal expenses associated with the preparation of the Proposal and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Prospectus/Proxy Statement and its enclosures, will be paid by First Trust. First Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The total amount of these normal expenses is expected to be approximately $125,000.

     The close of business on February 16, 2007 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. On the Record Date, 17,490,000 shares of FVL were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of FVL the shareholder owns. On the Record Date, FVL ETF had no shares outstanding.

                        PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

     It is proposed that all of the assets of FVL, a closed-end fund, be transferred in a tax-free reorganization to FVL ETF, a newly created, diversified series of First Trust ETF, in exchange for (a) the issuance and delivery to FVL of shares of FVL ETF in Creation Unit Aggregations (as defined below), with a value equal to the value of FVL's assets net of liabilities and
(b) the assumption by FVL ETF of all liabilities of FVL.

     As a result of the proposed Reorganization, each shareholder of FVL will receive a number of shares of FVL ETF equal in net asset value as of the Valuation Time (defined below) to the total net asset value of such shareholder's FVL shares. Following the consummation of the Reorganization, the legal existence of FVL will be terminated.

     LIKE SHARES OF FVL, SHARES OF FVL ETF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                   A. SYNOPSIS

     The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization of investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.

1.   WHAT IS BEING PROPOSED?

     The Trustees of FVL are recommending that shareholders approve the Plan (as described below in Part D and the form of which is attached hereto as Exhibit A) and the transactions contemplated by the Plan, which are referred to as a "Reorganization" of FVL with and into FVL ETF. If approved by shareholders of FVL, all of the assets of FVL will be transferred to FVL ETF in exchange for (a) the issuance and delivery to FVL of shares of FVL ETF ("Reorganization Shares") in "Creation Unit" aggregations of 30,000 shares of FVL ETF, for purposes of the Reorganization only, with an aggregate value equal to the value of FVL's assets net of liabilities and (b) the assumption by FVL ETF of all of the liabilities of FVL. Following the Reorganization, a Creation Unit of FVL ETF shall consist of aggregations of 50,000 shares. Immediately following the transfer, the Reorganization Shares received by FVL will be distributed by FVL or its agent pro rata, on a tax-free basis for federal income tax purposes, to each of FVL's shareholders of record as of the valuation time, which is expected to be 4:00 p.m. Eastern Time on June 22, 2007, or such other date and time as may be agreed upon by the parties (the "Valuation Time") in complete dissolution, liquidation and termination of FVL. Through the Reorganization, your shares of FVL would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVL ETF with an equal aggregate net asset value, and you will become a shareholder of FVL ETF. If you are a record holder, which includes registered holders and brokers that hold shares of FVL on behalf of their customers, and you own a fractional share of FVL, in lieu of receiving a fractional share of FVL ETF, you will receive an amount in cash equal to the net asset value of such fractional share. Please note that you may incur certain tax liability if you receive cash in lieu of the fractional share.

2.   WHAT WILL HAPPEN TO MY SHARES OF FVL AS A RESULT OF THE REORGANIZATION?

     As a result of the Reorganization, your shares of FVL, a closed-end fund, will be exchanged for shares of FVL ETF, an exchange-traded "index fund," with an equal aggregate net asset value as of the Valuation Time. As a shareholder of FVL ETF following the Reorganization, it is anticipated that you will still be able to sell your shares of FVL ETF on the AMEX, and because ETFs generally trade at or very close to net asset value, you should be able to sell your FVL ETF shares at or close to net asset value. Through the Reorganization, your shares of FVL would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVL ETF with an equal aggregate net asset value, and you will become a shareholder of FVL ETF. If you are a record holder, which includes registered holders and brokers that hold shares of FVL on behalf of their customers, and you own a fractional share of FVL, in lieu of receiving a fractional share of FVL ETF, you will receive an amount in cash equal to the net asset value of such fractional share. Please note that you may incur certain tax liability if you receive cash in lieu of the fractional share.

3.   WHAT IS THE DIFFERENCE BETWEEN A CLOSED-END FUND AND AN ETF?

                  CLOSED-END FUNDS                                                    ETFS
-------------------------------------------------      ---------------------------------------------------------------------
         Closed-end funds, like FVL, generally do              Open-end funds (known generally as mutual funds), in
not redeem their outstanding shares or engage in       general, issue shares that can be redeemed or sold back to the fund
the continuous sale of new shares.  Shares of          at the fund's net asset value per share (less any applicable
closed-end investment companies typically are          redemption fee or contingent deferred sales charge).  Unlike
traded on a securities exchange.  Thus, persons        conventional mutual funds, ETFs, like FVL ETF, trade their shares
wishing to buy or sell closed-end fund shares          on a securities exchange, and persons wishing to buy or sell shares
generally must do so through a broker-dealer and       generally must do so through a broker-dealer and pay and receive
pay or receive the market price per share (plus or     the market price per share (plus or minus any applicable
minus any applicable commissions).  The market         commissions).  Unlike a closed-end fund, like FVL, ETFs issue and
price may be more (a premium) or less (a discount)     redeem shares on a continuous basis, at net asset value, in large
than the net asset value per share of the              blocks consisting of a specified number of shares, referred to as a
closed-end fund.  Closed-end funds, like FVL, have     "Creation Unit."  Creation Units of FVL ETF will be issued and
greater flexibility than ETFs to make certain          redeemed principally in-kind for securities included in the Index
types of investments, and to use certain               (as defined on page 5).  Except when aggregated in Creation Units,
investment strategies, such as financial leverage      FVL ETF shares are not redeemable securities of FVL ETF.  As a
and investments in illiquid securities.                practical matter, only broker-dealers, or large institutional investors with creation and redemption agreements, called
                                                       "Authorized Participants," can purchase or redeem these Creation
                                                       Units. As a result, shares of FVL ETF will be traded on the AMEX to provide liquidity for purchasers of FVL ETF shares in amounts less than the size of a Creation Unit. The market price of FVL
                                                       ETF shares on the AMEX may be equal to, more or less than the net asset value, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

                                                               These ETF features are designed to protect ongoing
                                                       shareholders from adverse effects that could arise from frequent cash creation and redemption transactions often subject to occurrence in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund's frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation
                                                       Unit redemption mechanism of FVL ETF generally will not lead to a tax event for FVL ETF or its ongoing shareholders. Unlike a closed-end fund, if an ETF experiences material cash inflows, an ETF may be unable to satisfy the qualified dividend income holding period requirements for a portion of its dividends and may subject investors to increased tax liability.

4. WHY HAVE THE TRUSTEES OF FVL RECOMMENDED THAT I APPROVE THE PLAN AND THE REORGANIZATION IT CONTEMPLATES?

     The Trustees considered the following factors, among others, in determining to recommend that shareholders of FVL approve the Plan and the Reorganization it contemplates:

         o FVL shares have historically traded at a discount from net asset value (including a discount of 7.37% at the close of trading on the date FVL's Board of Trustees approved the Reorganization and a discount of 2.23% at the close of trading on the Record Date). FVL shareholders would receive FVL ETF shares with an aggregate net asset value equal to the aggregate net asset value of their FVL shares as of the Valuation Time pursuant to the Reorganization. Shares of exchange-traded funds, such as FVL ETF, typically trade at or very close to their net asset value.

         o FVL ETF will have a lower management fee than FVL and FVL ETF's investment adviser has agreed to cap expenses so that FVL ETF will have a lower total fund operating expense ratio than FVL for at least two years following the Reorganization.

         o ETFs have favorable tax attributes and provide the intra-day liquidity to investors also provided by closed-end funds.

         o First Trust would bear all normal expenses associated with the Reorganization.

     The Trustees of FVL recommend approval of the Plan and the Reorganization it contemplates and have concluded that: (1) the Reorganization is in the best interests of FVL and (2) the interests of the existing shareholders of FVL will not be diluted as a result of the Reorganization.

5. HOW DO THE INVESTMENT GOALS, POLICIES AND RESTRICTIONS OF FVL AND FVL ETF COMPARE?

     The investment goals, policies and restrictions of FVL and FVL ETF are similar, but have some important distinctions. FVL ETF seeks investment results that correspond generally (before fees and expenses) to an equity index called the Value Line(R) 100 Index (the "Index"). FVL primarily utilizes an investment strategy that is similar to the methodology of the Index to invest its portfolio but is not required to replicate an index, as is the case with FVL ETF, each as discussed and summarized below. The principal difference between FVL and FVL ETF is that the securities included in FVL are adjusted on a weekly basis and the Index is reconstituted monthly. You should also note that the investment objective of each Fund is fundamental and, as a result, can only be changed with a vote of the majority of outstanding voting securities of that Fund. A majority of the outstanding voting securities for each Fund is the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                         FVL                                                        FVL ETF
---------------------------------------------------------------   -------------------------------------------------------------
FVL's investment objective is to provide capital appreciation.    The investment objective of FVL ETF is to seek investment
The Fund seeks to outperform the Standard & Poor's 500 Composite  results that correspond generally to the price and yield
Stock Price Index (the "S&P 500 Index") by adhering to a          (before the Fund's fees and expenses) of the Index.
disciplined strategy of investing in a diversified portfolio of
the 100 common stocks ranked #1 in the Value Line(R)              FVL ETF will normally invest at least 90% of its total assets
Timeliness(TM) Ranking System.                                    in common stocks that comprise the Index.  First Trust, as investment adviser to the Fund, will seek to match the
The Value Line(R) Timeliness(TM) Ranking System was introduced    performance of the Index (before fees and expenses).
in its present form in 1965. Each week, Value Line(R) screens a
wide array of data, using a series of proprietary calculations    FVL ETF's investment objective is a fundamental policy and may
to rank each of the approximately 1,700 stocks in the Value       not be changed without the approval of a "majority of the
Line(R) universe from #1 (highest) to #5 (lowest) based on their  outstanding voting securities" of FVL ETF.  A "majority of the
expected price performance relative to the other stocks in the    outstanding voting securities" means the lesser of (i) 67% of
universe over the following 6 to 12 months. The approximately     the shares represented at a meeting at which more than 50% of
1,700 stocks in the Value Line(R) universe represent companies    the outstanding shares are represented or (ii) more than 50% of
in over 90 industries. At any one time, only 100 stocks are       the outstanding shares.
ranked #1 in the Value Line(R) Timeliness(TM) Ranking System.
                                                                  FVL ETF's complete portfolio holdings as of the end of each
The Fund invests substantially all, but in no event less than     semi-annual period will be sent to you as part of the Semi-
80%, of its net assets in the stocks that are ranked #1 in the    Annual Report and Annual Report of FVL ETF.  FVL ETF's complete
Value Line(R) Timeliness(TM) Ranking System.                      portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q with the SEC.  The FVL ETF
FVL's investment objective is a fundamental policy and may not    SAI includes a description of the Fund's policies and
be changed without the approval of a "majority of the             procedures with respect to the disclosure of its portfolio
outstanding voting securities" of FVL.  A "majority of the        holdings.
outstanding voting securities" of FVL means the lesser of (i)
67% of the shares represented at a meeting at which more than     Please also see Part B - Investment Objectives and Risk Factors
50% of the outstanding shares are represented or (ii) more than   - below for a more detailed comparison of the Funds' investment
50% of the outstanding shares. Please also see Part B -           policies and restrictions.
Investment Objectives and Risk Factors - below for a more
detailed comparison of the Funds' investment policies and
restrictions.

6. HOW DO THE MANAGEMENT FEES AND EXPENSE RATIOS OF FVL AND FVL ETF COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE
     REORGANIZATION?

     The following tables summarize the comparative fees and expenses you may pay when investing in FVL and the pro forma estimated expense ratios of FVL ETF after consummation of the proposed Reorganization, based upon First Trust's estimate of expenses that are expected to occur.

                                SHAREHOLDER FEES
               (FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     FVL ETF
                                             FVL COMMON SHARES    COMMON SHARES
                                             -----------------    -------------

   MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
   PURCHASES (as a percentage of the
   offering price).......                         None (1)            None (2)

(1) As a closed-end fund, FVL trades on the AMEX and does not charge a sales load or a redemption fee. When buying or selling Fund shares, investors will incur customary brokerage commissions and charges.

(2) As an ETF, FVL ETF trades on the AMEX and does not charge a sales load or a redemption fee on individual Fund shares. When buying or selling Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of FVL ETF and shareholders redeeming Creation Units of FVL ETF must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged.

     The annual management fee for FVL is 0.65% of average daily net assets and the annual management fee for FVL ETF is 0.50% of average daily net assets. As shown below, the proposed Reorganization is expected to result in a lower total expense ratio for shareholders of FVL who become shareholders of FVL ETF as a result of the Reorganization. First Trust has contractually agreed to waive fees and/or pay FVL ETF's operating expenses to the extent necessary to prevent the operating expenses of FVL ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year for at least two years following the Reorganization. However, there can be no assurance that the Reorganization will result in expense savings.

                        ANNUAL FUND OPERATING EXPENSES(1)
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                                                   NET ANNUAL
                                                DISTRIBUTION/                 TOTAL ANNUAL       LESS EXPENSE         FUND
                                MANAGEMENT     SERVICE (12B-1)    OTHER      FUND OPERATING        WAIVER/          OPERATING
                                   FEE              FEES        EXPENSES        EXPENSES        REIMBURSEMENTS      EXPENSES
FVL
   Common shares                   0.65%            0%            0.32%          0.97%              0.00%             0.97%

FVL ETF
   Common shares                   0.50%            0% (2)        0.28(4)        0.78%              0.08%(3)          0.70%(3)

FVL ETF
   (Pro forma combined)
   Common shares                   0.50%            0%(2)         0.28%(4)       0.78%              0.08%(3)          0.70%(3)


(1)    Expressed as a percentage of average daily net assets.

(2) FVL ETF has adopted a distribution and service (12b-1) plan pursuant to which FVL ETF may bear a 12b-1 fee not to exceed 0.25% per annum of FVL ETF's average daily net assets. However, no such fee is currently paid by FVL ETF and FVL ETF does not currently anticipate paying 12b-1 fees.

(3) First Trust has agreed to waive fees and/or pay expenses of FVL ETF to the extent necessary to prevent the annual operating expenses of FVL ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets (the "Expense Cap") for at least two years after the initial public issuance of shares of FVL ETF. Expenses borne by First Trust are subject to reimbursement by FVL ETF up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made at any time by FVL ETF if it would result in FVL ETF's exceeding 0.70% of average net assets per year.

(4) FVL ETF has not fully commenced operations as of the date of this Prospectus/Proxy Statement. The "Other Expenses" listed in the table are estimates based on the expenses FVL ETF expects to incur for its full fiscal year.

     The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses that each Fund incurs and that First Trust expects FVL ETF to incur in the first year following the Reorganization.

                                    EXAMPLES

     The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund's operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

                            1 YEAR         3 YEARS      5 YEARS       10 YEARS
                            ------         -------      -------       --------

FVL
   Common shares                $99           $309         $536         $1,190

FVL ETF
   Common shares (1)            $72           $233         $417           $951
F
VL ETF
   (Pro forma combined)
   Common shares(1)             $72           $233         $417           $951

(1) Includes one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods.

7.   WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED
     REORGANIZATION?

     For federal income tax purposes, no gain or loss is expected to be recognized by FVL or its shareholders as a direct result of the Reorganization other than with respect to the cash paid for fractional shares as explained below. Any capital gains realized prior to the Reorganization will be distributed to FVL's shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to FVL's shareholders. Through the Reorganization, your shares of FVL would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVL ETF with an equal aggregate net asset value, and you will become a shareholder of FVL ETF. If you are a record holder, which includes registered holders and brokers that hold shares of FVL on behalf of their customers, and you own a fractional share of FVL, in lieu of receiving a fractional share of FVL ETF, you will receive an amount in cash equal to the net asset value of such fractional share. Please note that you may incur certain tax liability if you receive cash in lieu of the fractional share. For more information, please see "Information About the Proposed Reorganization -- Federal Income Tax Consequences" below.

8.   WILL MY DIVIDENDS BE AFFECTED BY THE REORGANIZATION?

     FVL currently pays dividends from net investment income monthly and distributes realized capital gains, if any, to shareholders semi-annually. FVL ETF expects to pay net investment income dividends on a semi-annual basis and realized capital gains, if any, annually. FVL ETF will not establish a dividend reinvestment plan such as the one that FVL currently has in place, but dividends may be reinvested automatically in additional FVL ETF shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

9. DO THE PROCEDURES FOR PURCHASING, SELLING OR REDEEMING SHARES OF THE TWO FUNDS DIFFER?

     Yes. Shares of FVL are traded and listed on the AMEX and investors may purchase or sell FVL shares on the AMEX. FVL shareholders who become shareholders of FVL ETF as a result of the Reorganization may also trade their FVL ETF shares on the AMEX. Unlike conventional mutual funds, ETFs, like FVL ETF, issue and redeem shares on a continuous basis, at net asset value, only in "Creation Units," i.e. large specified blocks of shares (each a "Creation Unit Aggregation"). Creation Units of FVL ETF will be issued and redeemed principally in-kind for securities included in the Index. Following the Reorganization, a Creation Unit Aggregation of FVL ETF shall consist of 50,000 shares. Except in Creation Unit Aggregations, FVL ETF shares are not individually redeemable securities of FVL ETF and shareholders of FVL ETF owning fewer shares than a Creation Unit Aggregation will be unable to redeem their shares. Liquidity for such individual shareholders of FVL ETF will be realized only through a sale of FVL ETF shares on the AMEX. First Trust Portfolios L.P. will serve as the principal underwriter of Creation Unit Aggregations of FVL ETF. The procedures for purchasing and redeeming a Creation Unit Aggregation of FVL ETF may be found in the FVL ETF Prospectus dated March 21, 2007, incorporated by reference into this Prospectus/Proxy Statement, and attached hereto as Appendix I.

10.  HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE REORGANIZATION?

     If the Reorganization is approved by shareholders of FVL, you will receive confirmation after the Reorganization is completed, indicating the number of shares of FVL ETF you are receiving as a result of the Reorganization. Otherwise, you will be notified in the next shareholder report of FVL.

11.  WILL THE NUMBER OF SHARES I OWN CHANGE?

     While you will not own shares in the same entity, the number of shares you own will most likely not change. In addition, the total value of the shares of FVL ETF you receive as a result of the Reorganization will equal the total value of the shares of FVL that you hold at the Valuation Time. Accordingly, if you are a record holder, which includes registered holders and brokers that hold shares on behalf of their customers, and you own a fractional share of FVL, in lieu of receiving a fractional share of FVL ETF, you will receive an amount in cash equal to the net asset value of such fractional share.

12.  WHAT PERCENTAGE VOTE IS REQUIRED TO APPROVE THE PROPOSED REORGANIZATION?

     Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of FVL, i.e., the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

13. IF I HOLD FVL SHARES DIRECTLY AND NOT IN "STREET NAME" THROUGH A BROKER-DEALER, HOW WILL I RECEIVE REORGANIZATION SHARES?

     Because shares of FVL ETF will not be certificated, you will need to designate a brokerage account that will hold your Reorganization Shares. If you do not designate a brokerage account, you may be limited in the ability to sell your Reorganization Shares in the secondary market until such account is designated.

     THE TRUSTEES OF FVL BELIEVE THAT THE PROPOSED REORGANIZATION IS IN THE BEST INTERESTS OF FVL. ACCORDINGLY, THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN AND THE REORGANIZATION IT CONTEMPLATES.

                    B. INVESTMENT OBJECTIVES AND RISK FACTORS

     What are the main investment strategies and related risks of FVL ETF and how do they compare with those of FVL?

     INVESTMENT OBJECTIVES AND POLICIES. As noted above, the investment goals of FVL ETF are similar to those of FVL, but have some important distinctions. Please note that despite the differences in investment objectives of FVL ETF and FVL, the Funds' investment approaches are similar. The investment objectives of FVL ETF and FVL are set forth below.

                       INVESTMENT OBJECTIVES AND POLICIES

                           FVL                                                             FVL ETF
----------------------------------------------------------------  ------------------------------------------------------------------
FVL's investment objective is to provide capital appreciation.    The investment objective of FVL ETF is to seek investment results
The Fund seeks to outperform the Standard & Poor's 500 Composite  that correspond generally to the price and yield (before the
Stock Price Index (the "S&P 500 Index") by adhering to a          Fund's fees and expenses) of an equity index called the Value
disciplined strategy of investing in a diversified portfolio of   Line(R) 100 Index.  The Index seeks to outperform the S&P 500
the 100 common stocks ranked #1 in the Value Line(R)              Index.  The Index is sponsored and maintained by Value Line(R)
Timeliness(TM) Ranking System.                                    Publishing, Inc. ("Value Line(R)"), which is not affiliated with
                                                                  First Trust, FVL ETF or FVL.  Value Line(R) has licensed to First
The Value Line(R) Timeliness(TM) Ranking System was introduced    Trust the right to use the Index and certain Value Line(R)
in its present form in 1965. Each week, Value Line(R) screens a   trademarks, trade names and Value Line(R) systems.  First Trust
wide array of data, using a series of proprietary calculations    in turn has sublicensed these rights to FVL ETF.  There can be no
to rank each of the approximately 1,700 stocks in the Value       assurance that FVL ETF's investment objective will be achieved.
Line(R) universe from #1 (highest) to #5 (lowest) based on their
expected price performance relative to the other stocks in the    FVL ETF, using an "indexing" investment approach, attempts to
universe over the following 6 to 12 months. The approximately     replicate, before expenses, the performance of the Index.  The
1,700 stocks in the Value Line(R) universe represent companies    Index is designed to objectively identify and select those stocks
in over 90 industries. At any one time, only 100 stocks are       from the universe of stocks of which Value Line(R) gives a
ranked #1 in the Value Line(R) Timeliness(TM) Ranking System.     Timeliness(TM) Ranking of #1.  First Trust seeks a correlation of
                                                                  0.95 or better (before expenses) between FVL ETF's performance
The Fund invests substantially all, but in no event less than     and the performance of the Index; a figure of 1.00 would
80%, of its net assets in the stocks that are ranked #1 in the    represent perfect correlation.  First Trust will regularly
Value Line(R) Timeliness(TM) Ranking System.                      monitor its tracking accuracy and will use the investment
                                                                  techniques described below in seeking to maintain an appropriate
Each week, the Fund makes portfolio adjustments to match any      correlation.  FVL generally has followed an investment strategy
changes that are made by Value Line(R) - those stocks that are    similar to the methodology of the Index but is not required to
no longer ranked #1 by Value Line(R) will be sold from the        replicate an index, as is the case with FVL ETF, which will
Fund's portfolio and the sale proceeds will be used to purchase   normally invest at least 90% of its total assets in common stocks
the stocks that have been newly added to the Value Line(R) #1     that comprise the Index. Accordingly, First Trust, as FVL's ranking category. The Fund's portfolio is rebalanced on or about  investment adviser, has more discretion when building FVL's the last Friday of each calendar quarter so that each stock will  portfolio than when acting as investment adviser to FVL ETF.
be equally weighted as of such date. There can be no assurance    There can be no assurance that FVL ETF's investment strategy will
that the Fund's investment strategy will be successful or that    be successful.
the Fund will achieve its investment objective.

                                     - 11 -

                                                                  FVL ETF will normally invest at least 90% of its total assets in
FVL may invest in cash and cash equivalents when determined by    common stocks that comprise the Index.  First Trust, as
First Trust that such investments are appropriate.  FVL may also  investment adviser of the Fund, will seek to match the
use derivatives and other transactions for the purpose of         performance of the Index.
hedging its exposure to an increase in the price of a security
prior to its anticipated purchase or a decrease in the price of   In seeking to achieve FVL ETF's objective, FVL ETF generally will a security prior to its anticipated sale.  FVL may also lend its  invest in all of the stocks comprising the Index in proportion to
portfolio securities to banks and brokers to receive additional   their weightings in the Index.  However, under various
return.                                                           circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings.  In those circumstances,
                                                                  FVL ETF may purchase a sample of stocks in the Index.  First
                                                                  Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques or futures or other derivative instruments in seeking to track the
                                                                  Index.  FVL ETF may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

     FVL ETF'S INDEX CONSTRUCTION. First Trust is responsible for implementing FVL ETF's overall investment strategy, including the allocation and periodic reallocation of FVL ETF's net assets among the common stocks in which FVL ETF invests in order to replicate and correlate to the Index as discussed above. In this capacity, First Trust will generally seek to invest FVL ETF's net assets in the common stocks of companies included in the Index.

     The Index, sponsored and maintained by Value Line(R), is an equal-dollar weighted index comprised of 100 U.S. exchange-listed securities of companies that are ranked #1 by the Timeliness(TM) Ranking System. The composition of the Index is reconstituted on a monthly basis to match any changes in those stocks ranked #1 by the Timeliness(TM) Ranking System. Those stocks that are no longer ranked #1 in the Timeliness(TM) Ranking System by Value Line(R) will be removed from the Index and replaced with any newly added stocks. The Index will be rebalanced on or about the last Friday of each calendar quarter so that each stock will be equally weighted as of such date.

     The inception date of the Index was January 16, 2007. The Timeliness(TM) Ranking System was introduced in its present form in 1965. Each week, Value Line(R) screens a wide array of data, using a series of proprietary calculations, such as long-term earnings and price trends, recent company earnings and price performance and earnings relative to expectations, to assign a Timeliness(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe, representing companies in over 90 industries, from #1 (highest) to #5 (lowest) based on their expected price performance relative to the other stocks in the universe over the following 6 to 12 months. At any one time, only 100 stocks are ranked #1 in the Timeliness(TM) Ranking System.

     Unlike FVL, the Index, and accordingly FVL ETF, will only make such adjustments on a monthly basis. As a result, the Index and FVL ETF will continue to include for the remainder of a given monthly period stocks that Value Line(R) no longer gives a Timeliness(TM) Ranking of #1. The Index divisor was initially determined to yield a benchmark value of 1000.00 at the close of trading on

January 16, 2007. FVL ETF will make changes to its portfolio holdings on a monthly basis to replicate changes made by Value Line(R) in the composition of the Index. The holdings of FVL ETF and the composition and compilation methodology of the Index will be available on FVL ETF's website at www.ftportfolios.com. Value Line's(R) updated rankings are released weekly on its website at www.valueline.com.

     Value Line(R) is not affiliated with FVL, FVL ETF or with First Trust. FVL ETF is entitled to use the Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with Value Line(R).

     VALUE LINE PUBLISHING, INC.'S ("VLPI") ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS VLPI'S LICENSING TO FTA OF CERTAIN VLPI TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) 100 INDEX (THE "INDEX"), WHICH IS COMPOSED BY VLPI WITHOUT REGARD TO FTA, THE FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (THE "PRODUCT") OR ANY INVESTOR. VLPI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR ANY INVESTOR IN THE PRODUCT INTO CONSIDERATION IN COMPOSING THE INDEX. THE PRODUCT RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEX. VLPI IS NOT RESPONSIBLE FOR HOW FTA MAKES USE OF INFORMATION SUPPLIED BY VLPI. VLPI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCT OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCT OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCT IS TO BE CONVERTED INTO CASH. VLPI MAKES NO WARRANTY CONCERNING THE INDEX, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEX OR THE PRODUCT.

     VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT ARE LICENSED TO FIRST TRUST ADVISORS L.P. THE PRODUCT IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST ADVISORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

     DIVERSIFICATION STATUS. FVL and FVL ETF have both elected to be classified as diversified funds. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

     TAX EFFICIENT PRODUCT STRUCTURE. Unlike many conventional mutual funds, shares of FVL ETF are traded throughout the day on the AMEX whereas shares of mutual funds are typically only bought and redeemed or sold or back to the fund at the fund's closing net asset value per share. The shares of FVL ETF have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on FVL ETF that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the FVL ETF shares' in-kind redemption mechanism generally will not lead to a tax event for FVL ETF or its ongoing shareholders. Unlike a closed-end fund, if an ETF experiences material cash inflows, an ETF may be unable to satisfy the qualified dividend income holding period requirements for a portion of its dividends and may subject investors to increased tax liability.

     Please see the FVL ETF Prospectus incorporated by reference and included herein as Appendix I for additional information regarding FVL ETF's investment policies and strategies, and for further information regarding the Index.

                                  RISK FACTORS

     Risk is inherent in all investing. As investment companies following similar trading strategies, many of the risks applicable to an investment in FVL are also applicable to an investment in FVL ETF. Shares of each Fund will change in value, and you could lose money by investing in a Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. The following specific factors have been identified as the principal risks of investing in FVL ETF.

MARKET RISK

     One of the principal risks of investing in a Fund is market risk. Market risk is the risk that a particular stock owned by FVL ETF, shares of FVL ETF or stocks in general may fall in value. Shares of FVL ETF are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall, stock values could decline or could underperform other investments.

INDEX TRACKING RISK

     You should anticipate that the value of the shares of FVL ETF will decline, more or less, in correlation with any decline in the value of the Index.

NON-CORRELATION RISK

     FVL ETF's return may not match the return of the Index for a number of reasons. For example, FVL ETF incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing FVL ETF's portfolio holdings to reflect changes in the composition of the Index. In addition, FVL ETF's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

     FVL ETF may not be fully invested at times, either as a result of cash flows into FVL ETF or reserves of cash held by FVL ETF to meet redemptions and expenses. If FVL ETF utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between FVL ETF's performance and the performance of the Index, there can be no assurance that First Trust will be able to achieve such a correlation. Accordingly, FVL ETF's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.

REPLICATION MANAGEMENT RISK

     FVL ETF is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by FVL ETF will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, FVL ETF would generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SMALL CAP AND MID-CAP COMPANY RISK

     FVL ETF may invest in small capitalization and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

CONCENTRATION

     FVL ETF will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes FVL ETF more susceptible to any single occurrence affecting the industry and may subject FVL ETF to greater market risk than more diversified funds.

NON-U.S. SECURITIES RISK

     FVL ETF may invest in the securities of issuers domiciled in jurisdictions other than the United States and such stocks may be denominated in currencies other than the U.S. dollar. These securities are either in the form of American Depositary Receipts ("ADRs") or are directly listed on a U.S. securities exchange. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices;

(ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of FVL ETF's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease FVL ETF's return.

     INTELLECTUAL PROPERTY RISK. FVL ETF relies on a license from Value Line(R) that permits FVL ETF to use Value Line's(R) Index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of FVL ETF. Such license may be terminated by the licensor, and as a result, FVL ETF may lose its ability to use the Intellectual Property. There is also no guarantee that Value Line(R) has all rights to license the Intellectual Property to First Trust, on behalf of FVL ETF. Accordingly, in the event the license is terminated or Value Line(R) does not have rights to license the Intellectual Property, it may have a significant effect on the operation of FVL ETF.

     ISSUER-SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

TAX RISK

     FVL's counsel is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See "Information About the Proposed Reorganization - Federal Income Tax Consequences" on page 26. However, no ruling is being sought from the Internal Revenue Service (the "IRS") to determine whether the IRS in fact agrees with the opinion of FVL's counsel. The opinion of FVL's counsel is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

     The opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganization could be viewed as a taxable sale of the assets of FVL to FVL ETF resulting in gain recognition to FVL. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution. Under such circumstances, the shareholders of FVL would individually owe taxes on the gain recognized in the Reorganization, and potentially for their proportionate portion of the taxes of FVL.

     See the FVL ETF Prospectus (incorporated herein by reference and attached hereto as Appendix I) for additional information regarding risks.

                     C. OTHER COMPARISONS BETWEEN THE FUNDS

     The following information provides shareholders of FVL with more information about FVL ETF and how FVL ETF compares with FVL.

     ADVISER AND PORTFOLIO MANAGERS. First Trust is the investment adviser for each Fund. Under the supervision of the Board of Trustees of each Fund, First Trust, with headquarters at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, makes each Fund's investment decisions. First Trust also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

     First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

     First Trust serves as adviser or sub-adviser for 22 mutual fund portfolios, 13 exchange-traded fund portfolios and 12 closed-end fund portfolios and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of FVL ETF.

     Most of the members of the advisory team at First Trust who are responsible for the portfolio management of FVL ETF are also responsible for the portfolio management of FVL. Specifically, Stan Ueland is a member of the advisory team that manages the portfolio of FVL ETF, but he is not a member of the advisory team that manages the portfolio of FVL. There is no one individual primarily responsible for portfolio management decisions for FVL ETF. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Mr. Ueland. Mr. Lindquist re-joined First Trust over two years ago after serving as Chief Operating Officer of Mina Capital Management LLC and Samaritan Asset Management LLC from 2000 to 2003 and is a Senior Vice President of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings and began working at First Trust on April 26, 2004. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP and began working at First Trust on September 27, 1991. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP and began working at First Trust on March 21, 1994. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP and began working at First Trust on August 15, 1997. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Mr. Testin is a Senior Vice President of First Trust and began working at First Trust on August 27, 2001. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in each Fund's portfolio. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of ETFs advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and Samaritan Asset Management LLC from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to FVL ETF, see the FVL ETF SAI. In addition, the FVL ETF SAI provides additional information about the compensation of members of the Investment Committee, other accounts managed by members of the Investment Committee and the ownership of securities of members of the Investment Committee in FVL ETF.

     First Trust will receive annual investment advisory fees from FVL ETF equal to 0.50% of FVL ETF's average daily net assets, and currently receives annual investment advisory fees from FVL equal to 0.65% of FVL's average daily net assets.

     FVL ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay FVL ETF's expenses to the extent necessary to prevent the operating expenses of FVL ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year (the "Expense Cap") for at least two years after the initial public issuance of shares of FVL ETF. Expenses borne by First Trust are subject to reimbursement by FVL ETF up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by FVL ETF at any time if it would result in FVL ETF's expenses exceeding 0.70% of average daily net assets per year.

     DISTRIBUTION AND SERVICE FEES. FVL shares are not subject to any 12b-1 distribution and service fees, nor are any 12b-1 fees currently being paid by FVL ETF.

     The Board of Trustees of First Trust ETF, of which FVL ETF is a series, has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, FVL ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

     No 12b-1 fees are currently paid by FVL ETF, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of FVL ETF's assets, over time these fees would increase the cost of your investment and may cost you more than certain other types of sales charges.

     TRUSTEES AND OFFICERS. The Trustees of First Trust ETF (of which FVL ETF is a series) are the same as those of FVL. The following individuals comprise the Board of Trustees of both First Trust ETF and FVL: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. The Board of Trustees is responsible for the management of the Funds, including supervision of the duties performed by the Adviser. In addition, the officers of First Trust ETF are the same as those of FVL.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ("AUDITOR"). Deloitte & Touche LLP serves as Auditor for both FVL ETF and FVL.

     CHARTER DOCUMENTS. FVL is organized as a Massachusetts business trust governed by Massachusetts law. FVL ETF is a diversified series of First Trust ETF, a Massachusetts business trust governed by Massachusetts law. FVL is governed by a Declaration of Trust, dated as of April 18, 2003. First Trust ETF is governed by a Declaration of Trust, dated as of August 8, 2003. Each charter document is sometimes referred to herein as the Declaration. Additional information about each of the Declarations is provided below.

     Shareholders of FVL and FVL ETF have a number of rights in common. Except with respect to the differences described below, the Declarations are substantially identical. Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportional fractional vote. Unlike FVL, First Trust ETF is permitted to have more than one series, and currently there are 12 series existing in addition to FVL ETF. In some circumstances all of the series vote together, but a separate vote will be taken by the shareholders of FVL ETF on matters affecting FVL ETF as a series when so required under the 1940 Act. If a matter affects only a particular series of First Trust ETF and does not affect FVL ETF, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for FVL ETF would be voted upon only by shareholders of FVL ETF.

     Shareholder meetings of First Trust ETF and FVL must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of FVL also may be called by the Chairman of the Board of Trustees or the President and may be called upon written request of at least 66-2/3% of the Trustees. Shareholder meetings of FVL ETF also may be called by a majority of the Trustees. Shareholder meetings of both FVL and FVL ETF also shall be called by any Trustee upon written request, which shall specify the purpose or purposes for which such meeting is to be called, of shareholders holding shares representing in the aggregate not less than (i) 50%, in the case of FVL, and (ii) one-third, in the case of FVL ETF, of the voting power of the outstanding shares entitled to vote on the matters specified in such written request. Because of AMEX rules, FVL is required to hold annual shareholder meetings at which Trustees of FVL are elected. FVL ETF is not subject to the same annual meeting requirement.

     Neither Fund's common shares have preemptive rights. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund's net asset value per share (less any applicable redemption fee). Unlike conventional mutual funds, ETFs like FVL ETF issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a "Creation Unit Aggregation.") Creation Units of FVL ETF will be issued and redeemed principally in-kind for securities included in the Index. Following the Reorganization, a Creation Unit Aggregation of FVL ETF shall consist of 50,000 shares. Except in Creation Unit Aggregations, FVL ETF shares are not individually redeemable securities of FVL ETF. Shares of FVL ETF will be listed and traded on the AMEX under the ticker symbol "FVL" to provide liquidity for individual shareholders of FVL ETF shares in amounts less than the size of a Creation Unit Aggregation. As closed-end fund shareholders, FVL shareholders have no similar right to redeem shares of FVL, but shares of FVL also are listed on the AMEX and may be purchased or sold on that exchange.

     The Declaration of FVL authorizes the issuance of an unlimited number of common shares. The common shares have a par value of $0.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation. The common shares have no conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting. Shareholders of FVL ETF are entitled to dividends as declared by its Trustees, and if First Trust ETF were liquidated, each shareholder of FVL ETF would be entitled to receive pro rata the distributable assets of First Trust ETF attributable to shares of FVL ETF. FVL's present policy is to distribute at least annually all, or substantially all, of its net investment income as dividends and its net realized capital gains annually, if any. FVL ETF intends to distribute its net investment income semi-annually and its realized capital gains, annually, if any.

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each of the Declarations contains an express disclaimer of shareholder liability for debts or obligations of the Funds and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. Each of the Declarations further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of a Fund.

     As noted above, unlike FVL, First Trust ETF issues its shares in more than one series. All consideration received by FVL ETF for the issue or sale of shares of FVL ETF, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of First Trust ETF, subject only to the rights of creditors of FVL ETF, and belong irrevocably to FVL ETF for all purposes. Additional series of First Trust ETF may be established by the Trustees from time to time. Shares of FVL ETF may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

     In general, each Declaration provides that reorganizations, consolidations, or sales, leases or exchanges of all or substantially all of the assets of a Fund requires the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter; provided, however, that if such transaction has already been authorized by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the "majority of the outstanding voting securities" in accordance with the 1940 Act, as described above, is required. Each Declaration also permits such action without the vote of shareholders, if prior to such reorganization, consolidation or sale, the acquiring fund is not an operating entity.

     The Declaration of FVL specifically authorizes the issuance of preferred shares, and if such shares are issued, they may be senior to the common shares as to rights to dividends and distributions and upon termination, and have separate voting rights on certain matters as required by the 1940 Act. The Declaration of First Trust ETF (of which FVL ETF is a series) permits the issuance of shares in classes, but such classes are not entitled to the preferences granted to preferred shares in the Declaration of FVL. However, the Declaration of First Trust ETF authorizes the issuance of series of shares, of which FVL ETF is one, while the Declaration of FVL only authorizes the issuance of classes of shares.

     The amendment procedures contained in both Declarations are substantially similar, except that amendments to First Trust ETF's Declaration require the approval of the requisite percentage vote of all series or classes of First Trust ETF, rather than the requisite percentage vote of shares of FVL ETF only.

     Certain provisions of FVL's Declaration could have the effect of limiting the ability of other entities or persons to acquire control of FVL. The affirmative vote or consent of the holders of 66-2/3% of the shares of FVL is required to authorize certain transactions, including under certain circumstances a conversion into an open-end company or a merger or consolidation of FVL with or into another entity unless the transaction is approved by two-thirds of the Trustees. These provisions would make it more difficult to change the management of FVL and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of FVL in a tender offer or similar transaction. Currently, FVL's Board members serve concurrent annual terms of office. However, FVL's By-Laws permit Board members to serve staggered terms. If the Reorganization is not approved, it is anticipated that FVL's Board will be divided into three classes serving staggered three-year terms with each class being elected to serve until the third succeeding annual shareholder meeting subsequent to their election or thereafter in each case until their successors are duly elected and qualified. FVL ETF's By-Laws do not include a similar provision. This provision may affect the ability of FVL shareholders to quickly change the composition of the Board.

     Except as required by the 1940 Act, AMEX rules or as described above, the Trustees of FVL and of First Trust ETF (of which FVL ETF is a series) need not call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, these vacancies may be filled by a majority of the standing Trustees. The Declarations provide that, subject to the limits of the 1940 Act, any Trustee of First Trust ETF or FVL may be removed from office with or without cause by (a) three-quarters of the Trustees then in office or (b) a vote of two-thirds of the outstanding shares of FVL or First Trust ETF, as applicable.

     Quorum for a shareholder meeting of First Trust ETF (of which FVL ETF is a series) and FVL is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the outstanding shares entitled to vote of that series or class shall constitute a quorum as to the matter being voted upon by that series or class.

     The foregoing is a very general summary of certain provisions of the Declarations governing FVL and FVL ETF. It is qualified in its entirety by reference to the charter documents themselves.

                D. INFORMATION ABOUT THE PROPOSED REORGANIZATION

     GENERAL. The shareholders of FVL are being asked to approve a Reorganization of FVL with and into FVL ETF pursuant to the proposed Agreement and Plan of Reorganization between FVL and First Trust ETF on behalf of its series, FVL ETF (the "Plan"), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

     The Reorganization is structured as a transfer of all of the assets of FVL to FVL ETF in exchange for the assumption by FVL ETF of all of the liabilities of FVL and for the issuance and delivery to FVL of Reorganization Shares (as defined in the Plan) equal in aggregate value to the net value of the assets transferred to FVL ETF.

     After the receipt of the Reorganization Shares in Creation Unit Aggregations of 30,000 shares (for purposes of the Reorganization only), FVL or its agent will distribute the Reorganization Shares to its shareholders of record, on a pro rata basis, in proportion to their existing shareholdings as of the Valuation Time, in complete liquidation of FVL, and the legal existence of FVL will be terminated. Each shareholder of FVL will receive a number of full or fractional Reorganization Shares equal in value at the Valuation Time to the aggregate value of the shareholder's FVL shares. Because shares of FVL ETF will not be certificated, shareholders who hold FVL shares directly and not in "street name" through a broker-dealer will need to designate a brokerage account that will hold their Reorganization Shares. If a shareholder does not designate a brokerage account, such shareholder may be limited in the ability to sell their Reorganization Shares in the secondary market until such account is designated. Following the Reorganization, a Creation Unit Aggregation shall consist of 50,000 shares of FVL ETF.

     Prior to the date of the Reorganization, FVL may have to sell certain of its investments that are not consistent with the current constituents of the Index and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to FVL shareholders all of its net investment income and net realized capital gains, if any, through the date of the Reorganization. The sale of such investments may increase the taxable distribution to shareholders of FVL occurring prior to the Reorganization above that which they would have received absent the Reorganization. As of February 23, 2007, First Trust did not believe that any securities held by FVL were inconsistent with the Index.

     The Trustees of FVL have voted to approve the Plan and the proposed Reorganization contemplated thereby and to recommend that shareholders of FVL also approve the Plan. The Plan and the Reorganization described therein will be consummated only if approved by the holders of the lesser of (i) 67% of FVL's shares represented at the Meeting, if more than 50% of the outstanding shares of FVL are represented at the Meeting or (ii) more than 50% of FVL's outstanding shares.

     In the event that the Reorganization does not receive the required shareholder vote to approve the Plan, FVL will continue to be managed and operated as a separate closed-end fund in accordance with its current investment objective and policies, and the Trustees of FVL may consider such alternatives as may be in the best interests of FVL, including the possible liquidation of FVL.

     BACKGROUND AND TRUSTEES' CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATION. The Trustees of FVL had, at each regularly scheduled Board meeting beginning in December 2003, discussed the discount to net asset value at which FVL shares, and shares of closed-end funds in general, have traded. They reviewed the investment performance of FVL, shareholder activity in FVL shares and possible methods to reduce or eliminate the discount at which FVL shares have traded. On January 10, 2007, the Trustees were notified of a filing with the Securities and Exchange Commission by Doliver Capital Advisors, Inc. ("Doliver"), disclosing that Doliver had acquired beneficial ownership of 10.8% of FVL's outstanding shares, and that this would be an agenda item for their January 17, 2007 special Board meeting. At the meeting, representatives of First Trust informed the Trustees that they had determined to propose the Reorganization, noting that First Trust's recommendation was based in part on the Board's familiarity with this possible response to the discount due to extensive discussions that had been held on similar proposals for two other closed-end funds managed by First Trust that also had been trading at a discount, and which also were based on Value Line(R) indices. The First Trust representatives indicated that they also had determined to propose the Reorganization because of First Trust's and the Board's knowledge of prior actions of Doliver associates with respect to another First Trust closed-end fund that First Trust and the Board had determined were not in the best interests of that fund.

     The First Trust representatives discussed the terms and conditions of the proposed Reorganization with the Trustees of FVL, noting that they were essentially identical to the terms and conditions of two reorganizations that the Board had recently approved for two other First Trust closed-end funds. They reviewed with the Trustees the reorganization of the First Trust Value Line(R) Dividend Fund ("FVD") into an ETF, which had occurred in December 2006. In light of the persistent discount, the discussions between Fund counsel and the staff of the SEC (the "Staff") concerning reorganizations for FVD and another First Trust closed-end fund that also had traded at a discount, the substantial similarity between the proposed Reorganization and the FVD reorganization, and the recent filing by Doliver, First Trust had determined to submit the proposed Reorganization to the Trustees for approval at this meeting. As they had at previous Board meetings, at the January 17, 2007 meeting, the Trustees discussed the discount to net asset value at which FVL shares have historically traded. In addition, the Trustees considered the prior actions by Doliver and its associates with respect to other closed-end funds, including another closed-end fund advised by First Trust.

     Based upon the foregoing and the considerations discussed below, the Trustees of FVL, including all of the Trustees who are not "interested persons" of FVL (as defined in the 1940 Act) (the "Independent Trustees"), approved the proposed Reorganization and recommended its approval to shareholders. In determining to recommend that the shareholders of FVL vote to approve the Reorganization, the Trustees considered, among others, the factors described below:

         o Reduction of Discount. The proposed Reorganization may have the effect of producing a reduction of FVL's discount (for shareholders of record who become shareholders of FVL ETF as a result of the Reorganization). The Trustees noted that FVL's shares have historically traded at a discount from their net asset value. The Trustees considered that if the Reorganization is approved, FVL shareholders would receive FVL ETF shares with an aggregate net asset value equal to the net asset value of their FVL shares held as of the Valuation Time (as defined below). The Trustees considered that ETFs historically trade at or very close to their net asset value, and noted that after the Reorganization, current shareholders of FVL who become shareholders of FVL ETF as part of the Reorganization should be able to sell their Reorganization Shares at or close to the NAV of their previously held FVL shares, thus effectively reducing or eliminating FVL's discount.

         o Comparison of Fees and Expense Ratios. The Trustees considered comparative expense information of FVL and FVL ETF, including comparisons between the current expense ratio for FVL and the estimated pro forma operating expense ratio of FVL ETF, and between the estimated operating expense ratio of FVL ETF and the current expense ratios of other ETFs comparable to the proposed FVL ETF. The Trustees in particular noted that the management fee of FVL ETF would be lower than FVL's management fee and that the estimated operating expense ratio of FVL ETF is expected to be lower than the current expense ratio of FVL.

         o Fee Waiver/Expense Cap. The Trustees noted that First Trust has agreed to waive all or a portion of its management fees and/or reimburse or pay operating expenses of FVL ETF to the extent necessary to maintain FVL ETF's total operating expenses at 0.70% of average daily net assets per year, for at least two years following the Reorganization, excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses.

         o Benefits of the ETF Structure. The Trustees considered the favorable tax attributes of ETFs, that shareholders of FVL who become shareholders of FVL ETF as a result of the Reorganization will continue to receive the benefit of intra-day liquidity and that ETFs can generally remain fully invested because they do not redeem individual shares and typically redeem Creation Units Aggregations on an in-kind basis.

         o Expenses of the Reorganization. The Trustees noted that First Trust would bear all normal costs of the Reorganization, and that FVL would bear any extraordinary costs of the Reorganization.

         o Avoidance of Proxy Contest and Related Expenses. The Trustees considered the costs and expenses to FVL of a proxy contest that might be brought by Doliver or its associates, given Doliver's history of engaging in proxy contests to acquire the assets of other closed-end funds, and in light of the proxy contest initiated with respect to another First Trust closed-end fund by the brother-in-law of Doliver's portfolio manager.

     IN ADDITION TO THE FOREGOING, THE TRUSTEES OF FVL ALSO CONSIDERED THE
FOLLOWING:

         o The terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of FVL's existing shareholders in light of the basis on which shares of FVL ETF will be issued to FVL in Creation Unit Aggregations as contemplated in the Reorganization;

         o The compatibility of FVL's and FVL ETF's investment objectives, policies and restrictions and the composition of the current FVL portfolio and the expected FVL ETF portfolio; and

         o The tax consequences of the Reorganization on FVL and its shareholders; the Reorganization is expected to be a tax-free reorganization for federal income tax purposes and the receipt by FVL shareholders of shares of FVL ETF as a result of the Reorganization is expected to be a tax-free transaction.

     Based upon all of the foregoing considerations, the Trustees approved the proposed Plan and the Reorganization contemplated thereby and determined that the proposed Reorganization would be in the best interests of FVL. The Trustees also determined that the interests of FVL's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE TRUSTEES OF FVL, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF FVL APPROVE THE REORGANIZATION.

     AGREEMENT AND PLAN OF REORGANIZATION. The proposed Reorganization will be governed by the Plan, the form of which is attached hereto as Exhibit A. The Plan provides that FVL ETF will acquire all of the assets of FVL in exchange for the assumption by FVL ETF of all liabilities of FVL and for the issuance of Creation Units representing the Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The Creation Units representing the Reorganization Shares will be issued immediately after the Valuation Time (which is expected to be 4:00 p.m. Eastern time on June 22, 2007, or such other date and time as may be agreed upon by the parties) (the "Closing Date"). The following discussion of the Plan is qualified in its entirety by reference to the full text of the Plan.

     FVL will transfer all of its assets to FVL ETF, and in exchange, FVL ETF will assume all liabilities of FVL, including without limitation FVL's indemnification obligations to its trustees and officers, and deliver to FVL a number of Creation Units representing the Reorganization Shares having an aggregate net asset value equal to the value of the assets of FVL attributable to common shares of FVL, less the value of the liabilities of FVL assumed by FVL ETF attributable to common shares of FVL. Immediately following the transfer of assets on the Closing Date, FVL or its agent will distribute pro rata to its shareholders of record as of the Valuation Time the Reorganization Shares received by FVL. As a result of the Reorganization, each shareholder of FVL will receive a number of Reorganization Shares equal in aggregate value as of the Valuation Time to the value of the FVL common shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of FVL ETF in the name of such FVL shareholders of record, each account representing the respective number of Reorganization Shares due to the respective shareholder. No certificates for Reorganization Shares will be issued.

     The Trustees of FVL and the Trustees of First Trust ETF, of which FVL ETF is a series (who are the same individuals), have determined that the proposed Reorganization is in the best interests of their respective Fund and that the interests of their respective Fund's existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the Reorganization abandoned
(i) by mutual agreement of First Trust ETF on behalf of FVL ETF and FVL, (ii) by either party if the Reorganization shall not have occurred on or before June 30, 2007 unless such date has been extended by mutual agreement of the parties or
(iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation therein or in connection therewith. If shareholders of FVL approve the Reorganization, both Funds agree to coordinate their respective portfolios from the date of the Plan up to and including the Closing Date in order that the investments of FVL as of the time of the Reorganization will meet as closely as practicable the investment objective, policies and restrictions of FVL ETF.

     The normal costs of the Reorganization including legal expenses, proxy printing and proxy solicitation expenses will be borne by First Trust. Any extraordinary costs of the Reorganization will be borne by FVL. Extraordinary costs are those costs that are neither foreseen nor normally associated with a reorganization.

     First Trust (but not FVL) has entered into a Corporate Finance Services and Consulting Agreement with A.G. Edwards & Sons, Inc. ("A.G. Edwards") and has agreed to pay from its own assets a fee to A.G. Edwards relating to FVL. This fee is payable quarterly at the annual rate of 0.15% of FVL's average daily net assets. A.G. Edwards provides information and research under this agreement. First Trust does not intend to pay such a fee to A.G. Edwards in connection with FVL ETF and, therefore, the Reorganization may represent a cost savings to First Trust if approved.

     DESCRIPTION OF THE REORGANIZATION SHARES. The Reorganization Shares will be issued to FVL in Creation Unit Aggregations in accordance with the Plan as described above. Reorganization Shares will thereafter be distributed to FVL's shareholders by FVL or its agent in accordance with the Plan as described above. The Reorganization Shares will be shares of beneficial interest, $0.01 par value per share, of FVL ETF.

     The common shares of FVL are currently listed and traded on the AMEX under the symbol FVL. If the Reorganization is approved, FVL shares will no longer be listed on the AMEX and FVL will be dissolved, liquidated and terminated as provided in the Plan. FVL ETF has applied to list and trade its shares on the AMEX, subject to notice of issuance. Reports, proxy materials and other information concerning FVL ETF and FVL may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

     For more information on the characteristics of the Reorganization Shares, please see the FVL ETF Prospectus, a copy of which is included with this Prospectus/Proxy Statement as Appendix I.

     FEDERAL INCOME TAX CONSEQUENCES. As a condition to each Fund's obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

               (i) the acquisition by FVL ETF of all of the assets of FVL solely (except to the extent cash payments are made in lieu of fractional shares) in exchange for Creation Units representing Reorganization Shares and the assumption by FVL ETF of all of the liabilities of FVL, followed by the distribution by FVL to its shareholders of Reorganization Shares in complete liquidation of FVL, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and FVL and FVL ETF will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

              (ii) under Section 361 of the Code, FVL will not recognize gain or loss upon the transfer of FVL's assets to FVL ETF in exchange for Reorganization Shares, cash in lieu of fractional shares and the assumption of FVL's liabilities by FVL ETF, and FVL will not recognize gain or loss upon the distribution to FVL's shareholders of the Reorganization Shares in liquidation of FVL;

             (iii) under Section 354 of the Code, shareholders of FVL will not recognize gain or loss on the receipt of Reorganization Shares solely in exchange for FVL shares (except to the extent cash payments are made in lieu of fractional shares);

              (iv) under Section 358 of the Code, the aggregate basis of the Reorganization Shares received by each shareholder of FVL will be the same as the aggregate basis of FVL shares exchanged therefor (after taking into account cash distributed in lieu of fractional shares);

               (v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each FVL shareholder will include the holding periods of FVL shares exchanged therefor, provided that the FVL shareholder held the FVL shares at the time of the Reorganization as a capital asset;

              (vi) under Section 1032 of the Code, FVL ETF will not recognize gain or loss upon the receipt of assets of FVL in exchange for Reorganization Shares and the assumption by FVL ETF of all of the liabilities of FVL;

             (vii) under Section 362(b) of the Code, the basis of the assets of FVL transferred to FVL ETF in the Reorganization will be the same in the hands of FVL ETF as the basis of such assets in the hands of FVL immediately prior to the transfer;

            (viii) under Section 1223(2) of the Code, the holding periods of the assets of FVL transferred to FVL ETF in the Reorganization in the hands of FVL ETF will include the periods during which such assets were held by FVL; and

              (ix) FVL ETF will succeed to and take into account the items of FVL described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     While FVL shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization (other than gain attributable to the cash payments made in lieu of fractional shares), differences in the Funds' portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

     If the Plan is approved by shareholders of FVL, FVL will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Plan), and such distributions will be taxable to shareholders of FVL.

     This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

     CAPITALIZATION. The following table sets forth the unaudited capitalization of each Fund as of February 28, 2007 and of FVL ETF on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

                                                                                     PRO FORMA               FVL ETF PRO
                                           FVL                FVL ETF               ADJUSTMENTS            FORMA COMBINED

NET ASSETS:
Common Shares                         $286,688,845                $0                      $0                 $286,688,845
Total Net Assets                      $286,688.845                $0                      $0                 $286,688,845

SHARES OUTSTANDING:
Common Shares                           17,490,000                 0                       0                   17,490,000

NET ASSET VALUE PER SHARE:
Common Shares                               $16.39                $0                      $0                       $16.39

(1) Assumes the Reorganization had been consummated on February 28, 2007, and is for information purposes only. No assurance can be given as to how many shares of FVL ETF will be received by the shareholders of FVL on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of FVL ETF that actually will be received on or after such date.

     THE BOARD OF TRUSTEES OF FVL, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF FVL VOTE TO APPROVE THE REORGANIZATION BY VOTING FOR APPROVAL OF THE PLAN.

                             ADDITIONAL INFORMATION

     INVESTMENT ADVISER AND ADMINISTRATOR. First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as FVL's investment adviser.

     PFPC acts as FVL's transfer agent, administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping services, PFPC provides other services through its own subsidiary business units. PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, is the custodian of the assets of FVL.

     CALCULATION AGENT. First Trust has entered into an agreement with AMEX pursuant to which AMEX will serve as the calculation agent for the Index. As the calculation agent, AMEX will be responsible for the management of the day-to-day operations of the Index on behalf of Value Line(R) including calculating the value of the Index every 15 seconds, widely disseminating the Index value every 15 seconds and tracking corporate actions resulting in Index adjustments.

     SHARE OWNERSHIP OF FVL AND FVL ETF. Based solely on information First Trust obtained from filings available on the SEC's EDGAR website, the following persons owned beneficially or of record 5% or more of FVL's shares. According to the Schedule 13G filed with the SEC on January 10, 2007, by Doliver Capital Advisors, Inc. ("Doliver"), Doliver does not have sole voting power with respect to the FVL shares it beneficially owns, but does share power to dispose or to direct the disposition of the shares beneficially owned. Neither First Trust nor FVL have any knowledge regarding the identities of the ultimate beneficiaries of these shares.
                                  NUMBER OF SHARES
NAME AND ADDRESS                  BENEFICIALLY OWNED    PERCENTAGE OF OWNERSHIP

Doliver Capital Advisors, Inc.         1,897,300               10.8%
6363 Woodway, Suite 963
Houston, Texas 77057

     As of December 31, 2006, the Trustees and executive officers as a group beneficially owned 9,612 shares of FVL, which is less than 1% of FVL's outstanding shares. No shares of FVL ETF are outstanding.

     SHAREHOLDER PROPOSALS. FVL's By-Laws require that in order to nominate persons to FVL's Board or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders, a shareholder must provide advance written notice to the Secretary of FVL, which notice must be delivered to or mailed and received at FVL's principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to the first anniversary date of the date of the release of the proxy statement for the preceding year's annual meeting of shareholders; provided that in the event that the date of the annual meeting to which such shareholder's notice relates is not scheduled to be held within a period 30 days before or more than 30 days after the first anniversary date of the annual meeting for the preceding year, for notice by the shareholder to be timely it must be so delivered by the later of the close of business on the later of the

45th day prior to such annual meeting or the 10th day following the day on which public announcement or disclosure of the date of such annual meeting is first made by FVL. The shareholder's notice must contain information specified in FVL's By-Laws. The date of the release of this combined Prospectus/Proxy Statement is expected to be on or about March 21, 2007.

     As a general matter, FVL ETF does not intend to hold regular annual or special meetings of its shareholders. To be considered for presentation at FVL's 2007 annual meeting, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, no later than the time specified in Rule14a-8. However, if the Reorganization is approved, FVL will be dissolved and will no longer hold shareholder meetings.

     Timely submission of a proposal does not mean that such proposal will be included in FVL's proxy statement.

     SHAREHOLDER COMMUNICATIONS. Shareholders of FVL who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of FVL's Secretary, W. Scott Jardine, First Trust Portfolios L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. The letter should indicate that you are an FVL shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

     FISCAL YEAR. The fiscal year end for FVL is December 31. The fiscal year end for FVL ETF is December 31.

     ANNUAL REPORT DELIVERY. Annual reports will be sent to shareholders of record of FVL ETF or, if the Reorganization is not approved, to shareholders of FVL following the applicable Fund's next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

     Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a fund who share an address, unless such fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact FVL at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

     GENERAL. A list of shareholders of FVL entitled to be present and to vote at the Meeting will be available at the offices of FVL, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Prospectus/Proxy Statement.

     Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject FVL to additional expense. The chair of the Meeting may call for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if he or she determines that adjournment and further solicitation is reasonable and in the best interests of the shareholders.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of FVL.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL (800) 926-7043 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BECAUSE SHARES OF FVL ETF WILL NOT BE CERTIFICATED, SHAREHOLDERS WHO HOLD FVL SHARES DIRECTLY AND NOT IN "STREET NAME" THROUGH A BROKER-DEALER WILL NEED TO DESIGNATE A BROKERAGE ACCOUNT THAT WILL HOLD THE REORGANIZATION SHARES. IF A SHAREHOLDER DOES NOT DESIGNATE A BROKERAGE ACCOUNT, SUCH SHAREHOLDER MAY BE LIMITED IN THE ABILITY TO SELL THE REORGANIZATION SHARES IN THE SECONDARY MARKET UNTIL SUCH ACCOUNT IS DESIGNATED.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made as of this 21st day of March, 2007, by and among First Trust Exchange-Traded Fund, a Massachusetts business trust (the "ACQUIRING TRUST"), on behalf of its series, First Trust Value Line(R) 100 Exchange-Traded Fund (the "ACQUIRING FUND"), First Trust Value Line(R) 100 Fund, a Massachusetts business trust (the "ACQUIRED FUND" and, together with the Acquiring Fund, each a "FUND" and collectively the "FUNDS"), and, for purposes of Section 10.2 of the Agreement only, First Trust Advisors L.P. ("FIRST TRUST"), an Illinois limited partnership. The principal place of business of the Acquiring Trust, the Acquired Fund and First Trust is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the "ACQUIRING FUND SHARES") and cash in lieu of fractional shares, the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares received by the Acquired Fund pro rata to the shareholders of record of the Acquired Fund in complete liquidation, dissolution and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE 1. ACQUIRING FUND SHARES, THE TRANSFER OF ALL ACQUIRED FUND ASSETS, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION, DISSOLUTION AND TERMINATION OF THE ACQUIRED FUND

     Section 1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund's assets as set forth in Section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund, either directly or through its agent, that number of Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the common shares of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.2 except that cash shall be delivered in lieu of fractional shares; and (ii) to assume all of the liabilities of the Acquired Fund, including without limitation the Acquired Fund's indemnification obligations to its trustees and officers. Acquiring Fund Shares shall be delivered to the

                                      A-1

Acquired Fund in "Creation Unit" aggregations only ("CREATION UNITS"), meaning specified blocks of 30,000 Acquiring Fund Shares ("CREATION UNIT AGGREGATIONS"). The Acquired Fund directly or through an agent will distribute the Acquiring Fund Shares received by the Acquired Fund pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (as defined in Section 2.1) (the "ACQUIRED FUND SHAREHOLDERS"). All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the "CLOSING"). Notwithstanding anything to the contrary herein, Acquired Fund Shareholders who own fractional Acquired Fund Shares shall receive an amount in cash equal to the net asset value of the fractional Acquiring Fund Shares at the Closing in lieu of receiving fractional Acquiring Fund Shares.

     Section 1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "ASSETS") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America ("GAAP") applied consistently with those of the Acquired Fund's most recent audited statement of assets and liabilities.

     Section 1.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in Section 3.1.

     Section 1.4 On or as soon as practicable prior to the Closing Date as defined in Section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     Section 1.5 Immediately after the transfer of Assets provided for in
Section 1.1, the Acquired Fund will distribute to the Acquired Fund Shareholders determined as of the Valuation Time (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to
Section 1.1 and will completely liquidate, dissolve and terminate. The Funds may appoint an agent to assist the Acquiring Fund and/or the Acquired Fund in the distribution of the Acquiring Fund Shares received by the Acquired Fund in Creation Unit Aggregations to the Acquired Fund Shareholders. The distribution, liquidation, dissolution and termination referenced in this Section 1.5 will be accomplished with respect to the common shares of the Acquired Fund by the transfer of the Acquiring Fund Shares received by the Acquired Fund in Creation Unit Aggregations then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund common shares owned by such Acquired Fund Shareholders as of the Valuation Time. Notwithstanding anything to the contrary herein, fractional Acquiring Fund Shares will not be issued to the Acquired Fund Shareholders. If the calculation of the pro rata distribution amount of Acquiring Fund Shares to any Acquired Fund Shareholder results in fractional shares, such Acquired Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional Acquiring Fund Shares at the Closing. All issued and outstanding common shares of the Acquired Fund, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

                                      A-2


     Section 1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     Section 1.7 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "COMMISSION"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     Section 1.8 All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 ACT"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date, as defined in
Section 3.1, and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE 2.    VALUATION

     Section 2.1 The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange (the "NYSE") on the Closing Date, as defined in Section 3.1 (the "VALUATION TIME"), after the declaration and payment of any dividends and/or other distributions on or before that date, using the valuation procedures approved by the Board of Trustees of the Acquiring Trust and set forth in the Acquiring Fund's then-current prospectus or statement of additional information, copies of which have been or will be delivered to the Acquired Fund prior to the Closing Date.

     Section 2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in Section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Acquiring Fund Shares shall be equal to the net asset value of a common share of the Acquired Fund.

                                      A-3


     Section 2.3 The number of Acquiring Fund Shares to be issued in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to common shares of the Acquired Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share as determined in accordance with Section 2.2. Such Acquiring Fund Shares shall be issued to the Acquired Fund only in Creation Unit Aggregations of 30,000 Acquiring Fund Shares, or in multiples thereof.

     Section 2.4 All computations of value hereunder shall be made by or under the direction of each Fund's respective pricing agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

ARTICLE 3.    CLOSING AND CLOSING DATE

     Section 3.1 The Closing of the transactions contemplated by this Agreement shall be on June 22, 2007, or such other date as the parties may agree in writing (the "CLOSING DATE"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Central time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

     Section 3.2 The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

     Section 3.3 The Acquired Fund shall cause PFPC Trust Company ("PFPC TRUST CO."), custodian for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to The Bank of New York ("BONY"), custodian for the Acquiring Fund, at or prior to the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     Section 3.4 PFPC Inc. (or its designee) ("PFPC INC."), as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three

                                      A-4

decimal places) of outstanding Acquired Fund common shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     Section 3.5 In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the common shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     Section 3.6 The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including, without limitation, the Acquired Fund's indemnification obligations to its trustees and officers.

ARTICLE 4.    REPRESENTATIONS AND WARRANTIES

     Section 4.1 The Acquired Fund represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

                  (a) The Acquired Fund is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Fund's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

                  (b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance

                                      A-5

in all material respects with the 1940 Act and the rules and regulations thereunder;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 ACT"), the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the 1940 Act, the American Stock Exchange ("AMEX") and such as may be required by state securities laws;

                  (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Massachusetts law or of the Acquired Fund's Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or
(iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the year ended December 31, 2006, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on the Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (g) Since December 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection
(g), a decline in net asset value per common share of the Acquired Fund due to declines in the market values of securities in the Acquired Fund's portfolio or

                                      A-6

the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

                  (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

                  (j) All issued and outstanding common shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of PFPC Inc., as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund common shares, nor is there outstanding any security convertible into any of the Acquired Fund common shares;

                  (k) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund's Assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

                  (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in

                                      A-7

accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including any national securities exchange or the NASD, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (n) During the offering of the Acquired Fund's common shares, the prospectus and statement of additional information of the Acquired Fund conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

                  (o) The Registration Statement referred to in Section 5.7, only insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Trust on behalf of the Acquiring Fund for use therein.

     Section 4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                  (a) The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

                                      A-8


                  (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect, the Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the Acquiring Trust (solely with respect to the Acquiring Fund) and the Acquiring Fund will at the Closing Date be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the AMEX and such as may be required by state securities laws;

                  (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (f) Since January 17, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(f), a decline in net asset value per share of the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

                  (g) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and,

                                      A-9

to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (h) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

                  (i) All issued and outstanding shares of the Acquiring Fund
(i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

                  (j) The Acquiring Fund Shares to be issued and delivered to the account of the Acquired Fund on the books of the Acquiring Fund, for the accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund shares, and will be fully paid and non-assessable;

                  (k) At the Closing Date, the Acquiring Fund will have good and valid title to the Acquiring Fund's assets, free of any liens or other encumbrances;

                  (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including any national securities exchange or the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                                      A-10


                  (n) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (o) The Registration Statement referred to in Section 5.7, only insofar as it relates to the Acquiring Trust and the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

                  (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

ARTICLE 5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     Section 5.1 The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that, at Closing, when the Assets are transferred to the Acquiring Fund and added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's prospectus, a copy of which has been or will be, at or prior to the Closing Date, delivered to the Acquired Fund.

     Section 5.2 Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund in this Agreement are accurate.

                                      A-11


     Section 5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of this Agreement and the transactions contemplated herein.

     Section 5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     Section 5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund common shares.

     Section 5.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     Section 5.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act a registration statement on Form N-14 (the "REGISTRATION STATEMENT") in connection with the meeting of the Acquired Fund shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a proxy statement which will be part of a prospectus of the Acquiring Fund, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     Section 5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     Section 5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act and 1940 Act, and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     Section 5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or advisable in order

                                      A-12

to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities as provided in Section 3.6 from the Acquired Fund.

     Section 5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     Section 5.12 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     Section 5.13 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Chapman and Cutler LLP to render the tax opinion contemplated herein in Section 8.5.

     Section 5.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

ARTICLE 6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     Section 6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

                                      A-13


     Section 6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust's President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     Section 6.3 The Acquired Fund shall have received on the Closing Date opinions of Chapman and Cutler LLP and Bingham McCutchen LLP, as applicable, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

        (a) the Acquiring Trust has been formed and is legally existing as a Massachusetts business trust;

        (b) the Acquiring Fund is a separate series of the Acquiring Trust and has been duly designated in accordance with applicable provisions of the Acquiring Trust's Declaration of Trust;

        (c) the Acquiring Trust has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Registration Statement referred to in Section 5.7;

        (d) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        (e) the execution and delivery of the Agreement did not, and the issuance and delivery to the Acquired Fund of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust or By-Laws; and

        (f) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

                                      A-14


     The delivery of such opinion is conditioned upon receipt by either Chapman and Cutler LLP or Bingham McCutchen LLP, as the case may be, of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund.

     Section 6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

     Section 6.5 The Acquiring Trust, on behalf of the Acquiring Fund, shall have entered into an investment management agreement calling for an annual fee of 0.50% of average daily net assets, and entered into an expense cap agreement with First Trust limiting the annual expenses of the Acquiring Fund to 0.70% of average daily net assets for a two-year period commencing upon the Closing Date in a form reasonably satisfactory to the Acquired Fund.

ARTICLE 7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     Section 7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     Section 7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     Section 7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund's President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     Section 7.4 The Acquiring Fund shall have received on the Closing Date opinions of Chapman and Cutler LLP and Bingham McCutchen LLP, as applicable, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

                                      A-15


               (a) the Acquired Fund has been formed and is legally existing as a Massachusetts business trust;

               (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund's registration statement under the 1940 Act;

               (c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (d) the execution and delivery of the Agreement did not, and the transfer of the Assets to the Acquiring Fund in exchange for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund's Declaration of Trust or By-Laws; and

               (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's Assets for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund pursuant to the Agreement have been obtained or made.

     The delivery of such opinion is conditioned upon receipt by either Chapman and Cutler LLP or Bingham McCutchen LLP, as the case may be, of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund.

     Section 7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

ARTICLE 8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     Section 8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust and By-Laws, applicable Massachusetts law,

                                      A-16

the rules of the AMEX and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

     Section 8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     Section 8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities and the AMEX deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     Section 8.4 The Registration Statement referred to in Section 5.7 shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     Section 8.5 The parties shall have received an opinion of Chapman and Cutler LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the Assets of Acquired Fund solely (except to the extent cash payments are made in lieu of fractional shares) in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its Assets to Acquiring Fund in exchange for Acquiring Fund Shares, cash in lieu of fractional shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares (except to the extent cash payments are made in lieu of fractional shares); (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor (after taking into account the cash distributed

                                      A-17

in lieu of fractional shares); (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund Shareholder held the Acquired Fund shares at the time of the Reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of Assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the Assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same in the hands of Acquiring Fund as the basis of such Assets in the hands of Acquired Fund immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the Assets of Acquired Fund transferred to Acquiring Fund in the Reorganization in the hands of Acquiring Fund will include the periods during which such Assets were held by Acquired Fund; and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Chapman and Cutler LLP of representations it shall request of each of the Acquiring Trust and Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

     Section 8.6 The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to Section 1.4).

ARTICLE 9.    INDEMNIFICATION

     Section 9.1 The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of their representations, warranties, covenants or agreements set forth in this Agreement.

     Section 9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Trust and the Acquiring Fund and each of the Acquiring Trust's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund, the Acquiring Trust or any of the Acquiring Trust's Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out

                                      A-18

of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE 10.  FEES AND EXPENSES

     Section 10.1 Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     Section 10.2 First Trust will bear the normal expenses associated with the Reorganization. The Acquired Fund will bear any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, if any, as designated by the Acquiring Fund, in anticipation of the Reorganization, and any extraordinary expenses associated with the Reorganization.

ARTICLE 11.  ENTIRE AGREEMENT

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

ARTICLE 12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 30, 2007, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party or the Acquiring Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except under Section 10.2 and except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE 13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                      A-19


ARTICLE 14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund and the Acquiring Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, with a copy to Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, Attn: Eric F. Fess, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

ARTICLE 15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     Section 15.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Section 15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     Section 15.4 Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund only (the "OBLIGATED FUND"), and in no event shall any other series of the Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein. All parties hereto are expressly put on notice of each of the Acquired Fund and the Acquiring Trust's Declaration of Trust and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement is executed on behalf of each of the Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund, by each of the Acquired Fund's and Acquiring Trust's officers as officers and not individually and the obligations imposed upon each of the Acquired Fund and the Acquiring Trust by this Agreement are not binding upon any of the Acquired Fund or the Acquiring Trust's Board members, officers or shareholders individually but are binding only upon the assets and property of the respective Funds, and persons dealing with the Funds must look solely to the assets of the respective Funds and those assets belonging to the subject Fund, for the enforcement of any claims.

                                      A-20


     Section 15.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

                      [Remainder of page left intentionally
                         blank. Signature page follows.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first referenced above by an authorized officer and attested by its Secretary or Assistant Secretary.

Attest:                           FIRST TRUST EXCHANGE-TRADED FUND,
                                  on behalf of FIRST TRUST VALUE LINE(R) 100
                                  EXCHANGE-TRADED FUND

/s/ W. Scott Jardine              /s/ James A. Bowen

-------------------------------   ---------------------------------------
Secretary                         By:  James A. Bowen
                                  Its:   President

Attest:                           FIRST TRUST VALUE LINE(R) 100 FUND]

/s/ W. Scott Jardine              /s/ James A. Bowen

-------------------------------   ---------------------------------------
Secretary                         By:  James A. Bowen
                                  Its:   President

Attest:                           FIRST TRUST ADVISORS L.P.
                                  (for purposes of Section 10.2 only)

/s/ W. Scott Jardine              /s/ James A. Bowen

-------------------------------   ---------------------------------------
Secretary                         By:  James A. Bowen
                                  Its:   President

                                    EXHIBIT B

                        FURTHER DISCLOSURE REGARDING FVL

     PER SHARE PRICE DATA. For FVL, the following table sets forth, on a quarterly basis, the high and low net asset values of the shares, the high and low sales prices of the shares, and the high and low discount/premium to net asset value for the periods indicated.

                                                                                                        PREMIUM
                                                                                                  (DISCOUNT) AS % OF

                                                        MARKET PRICE         NET ASSET VALUE        NET ASSET VALUE

PERIOD (CALENDAR YEAR)                                HIGH        LOW        HIGH        LOW        HIGH       LOW
2007

     First Quarter (through 02/28/07)                  16.82      14.78       17.19      15.89      -1.04%     -8.62%
2006

     First Quarter                                     16.77      15.79       18.83      17.52      -8.29%    -11.45%
     Second Quarter                                    17.79      14.17       19.92      14.88      -3.14%    -13.13%
     Third Quarter                                     15.45      14.10       16.78      14.81      -3.06%     -8.37%
     Fourth Quarter                                    15.95      14.55       17.13      15.78      -5.86%     -9.76%
2005

     First Quarter                                     16.67      15.38       18.62      16.88      -6.03%    -12.06%
     Second Quarter                                    15.77      14.63       17.96      16.32      -7.27%    -14.34%
     Third Quarter                                     16.59      15.42       19.17      17.85     -12.15%    -14.56%
     Fourth Quarter                                    17.82      15.35       20.04      17.13      -8.97%    -14.79%
2004

     First Quarter                                     17.92      16.01       17.58      16.05       4.73%     -1.59%
     Second Quarter                                    17.75      14.18       17.72      15.58       1.79%    -10.04%
     Third Quarter                                     15.30      13.58       16.95      14.96      -4.29%    -10.48%
     Fourth Quarter                                    17.10      14.86       18.31      16.14      -5.26%     -9.75%
2003

     Second Quarter (Fund Inception 06/13/03)          16.09      15.50       14.33      13.70      16.79%      8.16%
     Third Quarter                                     15.40      14.05       15.71      13.90       9.25%     -5.70%
     Fourth Quarter                                    16.55      14.40       17.13      15.22      -0.72%    -11.27%


     FVL's common shares have historically traded at an amount less than their net asset value.

     As of February 28, 2007, FVL's net asset value was $16.39 per share, and the closing price of its shares on the AMEX was $16.22 per share (reflecting a 1.04% discount). Recently FVL's market discount has narrowed. Management believes that this is attributable to market activity following the announcement of the proposed Reorganization. Should the Reorganization not occur, the discount at which FVL's shares have tended to trade is likely to return to more typical levels. The discount level of FVL shares at the time of the Reorganization cannot be predicted.

                       This page intentionally left blank.

                                   APPENDIX I

                       CURRENT FUND PROSPECTUS FOR FVL ETF

                       This page intentionally left blank.

[GRAPHIC OMITTED]                [LOGO OMITTED]        FIRST TRUST
                                                       ADVISORS L.P.




                          FIRST TRUST VALUE LINE(R) 100
                              EXCHANGE-TRADED FUND




                                 March 21, 2007




Front Cover


                           [BLANK INSIDE FRONT COVER]




                          FIRST TRUST VALUE LINE(R) 100
                              EXCHANGE-TRADED FUND

                                   PROSPECTUS


                                 March 21, 2007


First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") is a series of a registered management investment company that is offering its shares (the "Shares") through this Prospectus.

The Shares list and trade on the American Stock Exchange ("AMEX"), subject to notice of issuance, under the ticker symbol "FVL," at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Fund normally issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 Shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the Value Line(R) 100 Index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                        NOT FDIC INSURED. MAY LOSE VALUE.
                               NO BANK GUARANTEE.

                                Table of Contents

Introduction--First Trust Value Line(R) 100 Exchange-Traded Fund...........    3
Who Should Invest in the Fund..............................................    3
Tax Efficient Product Structure............................................    3
Investment Objective, Strategies and Risks.................................    3
Additional Investment Strategies...........................................    8
Additional Risks of Investing in the Fund..................................    9
Fund Organization..........................................................   10
Management of the Fund.....................................................   10
How to Buy and Sell Shares.................................................   11
Creations, Redemptions and Transaction Fees................................   12
Dividends, Distributions and Taxes.........................................   14
Federal Tax Matters........................................................   14
Distribution Plan..........................................................   16
Net Asset Value............................................................   17
Fund Service Providers.....................................................   18
Disclaimers................................................................   18
Additional Index Information...............................................   19
Other Information..........................................................   20

                                 Introduction--
               First Trust Value Line(R) 100 Exchange-Traded Fund

The Fund is a series of the First Trust Exchange-Traded Fund (the "Trust"), an investment company and an exchange-traded "index fund." The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). First Trust Advisors L.P. ("First Trust") is the investment adviser for the Fund.


                          Who Should Invest in the Fund

The Fund is designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in the Index. The Fund may be suitable for long-term investment in the market represented by the Index and may also be used as an asset allocation tool or as a speculative trading instrument.


                         Tax Efficient Product Structure

Unlike many conventional mutual funds, the Shares are traded throughout the day on the AMEX whereas mutual funds are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.


                   Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (Symbol: VLFVL).

Principal Investment Strategies


The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to objectively identify and select 100 stocks ranked #1 by Value Line, Inc.(R) ("Value Line(R)") in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System").


The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

Index Construction


The Index, sponsored and maintained by Value Line(R), is an equal-dollar weighted index comprised of 100 U.S. exchange-listed securities of companies that are ranked #1 by the Ranking System. Value Line(R) reconstitutes the Index on a monthly basis to match any changes in those stocks ranked #1 by the Ranking System. Value Line(R) removes from the Index those stocks that are no longer ranked #1 in the Ranking System and replaces such stocks with any newly added stocks. The Index will be rebalanced on or about the last Friday of each calendar quarter so that each stock will be equally weighted as of such date.

The inception date of the Index was January 16, 2007. The Ranking System was introduced in its present form in 1965. Each week, Value Line(R) screens a wide array of data, using a series of proprietary calculations, such as long-term earnings and price trends, recent company earnings and price performance and earnings relative to expectations, to assign a Timeliness(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe, representing more than 90 industries, from #1 (highest) to #5 (lowest) based on their expected price performance relative to the other stocks in the universe over the following 6 to 12 months. At any one time, only 100 stocks are ranked #1 in the Ranking System.

The Index divisor was initially determined to yield a benchmark value of 1000.00 at the close of trading on January 16, 2007. The Fund will make changes to its portfolio holdings on a monthly basis to replicate changes made by Value Line(R) in the composition of the Index. The holdings of the Fund and the composition and compilation methodology of the Index will be available on the Fund's website at www.ftportfolios.com. Value Line's(R) updated rankings are released weekly on its website at www.valueline.com.


See "Additional Index Information" for additional information regarding the Index.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The Fund's Shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.

Market Risk. One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Index Tracking Risk. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Index.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.

Replication Management Risk. The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

Small-Cap and Mid-Cap Company Risk. The Fund may invest in small capitalization and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.


Concentration Risk. The Fund will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry and may subject the Fund to greater market risk than more diversified funds.


Intellectual Property Risk. The Fund relies on a license from Value Line(R) that permits the Fund to use Value Line's(R) Index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the licensor, and as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that Value Line(R) has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or Value Line(R) does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Non-U.S. Securities Risk. The Fund may invest in the securities of issuers domiciled in jurisdictions other than the United States and such stocks may be denominated in currencies other than the U.S. dollar. These securities are either in the form of American Depositary Receipts ("ADRs") or are directly listed on a U.S. securities exchange. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S. due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

See "Additional Risks of Investing in the Fund" for additional information regarding risks.

How the Fund Has Performed

The Fund has not yet commenced operations and, therefore, does not have a performance history.

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(1)


Shareholder Transaction Expenses(2)(3)
   (Fees paid directly from your investments)                            None*
Annual Fund Operating Expenses(4)
   (Expenses that are deducted from the Fund's assets)
   Management Fees                                                       0.50%
   Distribution and Service (12b-1) Fees(5)                              0.00%
   Other Expenses                                                        0.28%
   Total Annual Fund Operating Expenses                                  0.78%
   Fee Waivers and Expense Reimbursement(6)                              0.08%
   Net Annual Fund Operating Expenses                                    0.70%


------------------

  (1) The Fund had not fully commenced operations as of the date of this Prospectus. The "Other Expenses" listed in the table are estimates based on the expenses the Fund expects to incur for an annual period or on an annual basis.


  (2) When buying or selling exchange-traded Shares through a broker, you will incur customary brokerage commissions. (3) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged.


  (3) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged.

  (4)  Expressed as a percentage of average net assets.

  (5) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Fund does not currently anticipate paying 12b-1 fees.


  (6) First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average net assets per year (the "Expense Cap"), at least until two years after the initial public issuance of Shares of the Fund. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of average net assets per year.


  *    See "Creation Transaction Fees and Redemption Transaction Fees" below.

Example


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:


         1 Year           3 Years           5 Years          10 Years
          $  72            $233              $417              $951


Creation Transaction Fees and Redemption Transaction Fees


The Fund normally issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). Normally, the value of a Creation Unit as of the first creation of such Creation Unit was approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000 and a 5% return each year, assuming that the Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be $8,151 if the Creation Unit is redeemed after one year, $24,273 if the Creation Unit is redeemed after three years, $42,714 if the Creation Unit is redeemed after five years and $96,071 if the Creation Unit is redeemed after ten years.


If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee (i.e., up to $2,000) may be charged to the AP making the transaction.


The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.



                        Additional Investment Strategies

The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other policies described herein is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information ("SAI") under "Investment Objective and Policies."

Equity Securities

The Fund invests primarily in equity securities of U.S. issuers. Eligible equity securities include common stocks and warrants to purchase common stocks. In addition, the Fund may invest in equity securities of non-U.S. issuers listed on any national exchange, including depositary receipts that represent non-U.S. common stocks deposited with a custodian.


Short-Term Investments

The Fund may invest in cash equivalents or other short-term investments, including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.

Futures and Options

The Fund may use various investment strategies designed to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.

Delayed Delivery Securities

The Fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.

Disclosure of Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI.


                    Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following risks.

Trading Issues

Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value

The net asset value of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the AMEX. First Trust cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of Shares should not be sustained.

Inflation

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Investment Strategy

The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.

                                Fund Organization

The Fund is a series of First Trust Exchange-Traded Fund (the "Trust"), an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects the Trust's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.


                             Management of the Fund

First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois 60532, is the investment adviser to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board.


First Trust serves as adviser or sub-adviser for 22 mutual fund portfolios, 13 exchange-traded fund portfolios and 12 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Fund's Shares.


There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management LLC from 2000 to 2003 and is a Senior Vice President of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategies. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Mr. Testin is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. Mr. Testin is the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and

Samaritan Asset Management LLC from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to the Fund, see the Fund's SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of Shares of the Fund.

First Trust will receive fees from the Fund equal to 0.50% of the Fund's average daily net assets. A discussion regarding the approval of the Investment Management Agreement will be available in the Fund's semi-annual report to Shareholders for the period ending June 30, 2007.


The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year, at least until two years after the initial issuance of Shares of the Fund. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of average net assets per year.



                           How to Buy and Sell Shares

Shares will be issued or redeemed by the Fund at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."


Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, you should expect to incur customary brokerage commissions, you may receive less than the net asset value of the Shares, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades under the AMEX symbol "FVL," subject to notice of issuance. Share prices are reported in dollars and cents per Share.


Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no Share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of Share certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

Share Trading Prices

The trading prices of Shares of the Fund on the AMEX may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of the Fund every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of the Fund's Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at net asset value per Share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Fund's Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Fund's shareholders and (b) any attempts to market time the Fund by shareholders would not be expected to negatively impact the Fund or its shareholders.


                   Creations, Redemptions and Transaction Fees

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an AP agreement with the Fund's principal underwriter and the Fund's transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Fund's Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through an AP which is either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the

"Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an AP agreement with the Fund's principal underwriter and the Fund's transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.


A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee (i.e., up to $2,000) may be imposed with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.


Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption


The Fund's custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the Fund's transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming AP. Investors should expect to incur customary brokerage commissions in connection with assembling a sufficient number of Shares of the Fund to constitute a redeemable Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee (i.e., up to $2,000) may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.


                       Dividends, Distributions and Taxes

Dividends from net investment income, if any, are declared and paid semi-annually. The Fund distributes its net realized capital gains, if any, to shareholders annually.


Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Such Shares will generally be reinvested by the broker based upon the market price of those Shares and investors may be subject to customary brokerage commissions charged by the broker.



                               Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status

The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares

If you sell your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchase and Redemption of Creation Units

If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the Cash Component paid. If you exchange Creation Units for equity securities you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit

If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.


                                Distribution Plan

FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.


                                 Net Asset Value

The Fund's NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for the Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or non-U.S. exchange or on NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ, and the official closing price for NASDAQ, on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation date, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the-counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board or its designee in a manner that most fairly reflects the fair market value of the security on the valuation date.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

                             Fund Service Providers

The Bank of New York is the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund.

The Board has approved an agreement with PFPC, Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, whereby PFPC, Inc. will provide certain administrative services to the Trust in connection with the Board's meetings and other related matters.

First Trust has entered into an agreement with AMEX pursuant to which AMEX will serve as the calculation agent for the Index. As the calculation agent, AMEX will be responsible for the management of the day-to-day operations of the Index on behalf of Value Line(R), including calculating the value of the Index every 15 seconds, widely disseminating the Index value every 15 seconds and tracking corporate actions resulting in Index adjustments.

                                   Disclaimers

First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

"Value Line(R)" and "Value Line(R) 100 Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

VALUE LINE PUBLISHING, INC.'S ("VLPI") ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS VLPI'S LICENSING TO FTA OF CERTAIN VLPI TRADEMARKS AND TRADE NAMES AND THE VALUE LINE 100 INDEX (THE "INDEX"), WHICH IS COMPOSED BY VLPI WITHOUT REGARD TO FTA, THE FIRST TRUST VALUE LINE 100 EXCHANGE-TRADED FUND (THE "PRODUCT") OR ANY INVESTOR. VLPI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR ANY INVESTOR IN THE PRODUCT INTO CONSIDERATION IN COMPOSING THE INDEX. THE PRODUCT RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEX. VLPI IS NOT RESPONSIBLE FOR HOW FTA MAKES USE OF INFORMATION SUPPLIED BY VLPI. VLPI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCT OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCT OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCT IS TO BE CONVERTED INTO CASH. VLPI MAKES NO WARRANTY CONCERNING THE INDEX, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF

DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEX OR THE PRODUCT.

"VALUE LINE" IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT IS LICENSED TO FTA. THE PRODUCT IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FTA IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.


                          Additional Index Information

Daily historical Index values are calculated by AMEX. The Index includes 100 stocks that Value Line(R) gives a Timeliness(TM) Ranking of #1 using the Value Line(R) Timeliness(TM) Ranking System. Value Line's(R) updated rankings are released weekly on its website at www.valueline.com.

The Value Line(R) Timeliness(TM) Ranking System


The Value Line(R) Timeliness(TM) Ranking System was introduced in its present form in 1965. Each week Value Line(R) assigns a Timeliness(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. As of March 9, 2007, approximately 24% of the stocks in the Value Line(R) universe were large cap companies, approximately 31% were mid cap companies and approximately 45% were small cap companies. The market capitalization of the approximately 1,700 stocks in the Value Line(R) universe ranged from $34,970,000 to $407,446,500,000 as of this same date. The average market capitalization of the stocks in the Value Line(R) universe was $11,883,720,000 and the median market capitalization was $2,932,290,000 as of this same date. Approximately 92% of the companies in the Value Line(R) universe were domiciled in the United States as of this same date.


According to information published by Value Line(R), the Value Line(R) Timeliness(TM) rank measures the expected price performance relative to the other stocks in the universe over the following six to 12 months. According to reports published by Value Line,(R) the most important factor in determining the Timeliness(TM) Rank is earnings growth. Other factors considered, according to Value Line,(R) include: (i) a company's earnings growth over the past ten years in relation to the recent price performance of the company's stock relative to all of the approximately 1,700 stocks in the Value Line(R) universe; (ii) a company's recent quarterly earnings performance; and (iii) a company's reporting of results that are significantly better or worse than market expectations. Value Line(R) combines these factors to determine the Timeliness(TM) Rank. All data are known and actual.

Stocks ranked #1 (highest) and #2 (above average) are likely to outpace the year-ahead market. Those ranked #4 (below average) and #5 (lowest) are not expected to outperform most stocks over the next 12 months. Stocks ranked #3

(average) will probably advance or decline with the market in the year ahead. Please note that because Value Line(R) assigns a Timeliness(TM) rank weekly and the Index reconstitutes monthly, the Index may, for the remainder of any given monthly period, contain securities that are no longer ranked #1 for Timeliness.(TM)

Value Line,(R) Inc., founded in 1931, is known for the Value Line Investment Survey,(R) a widely used independent investment service. The Value Line Investment Survey(R) is a comprehensive source of information, covering approximately 1,700 stocks, more than 90 industries, the overall stock market and the economy. According to information published by Value Line,(R) when selecting stocks for the Value Line Investment Survey,(R) Value Line's(R) stated primary goal is to choose issues that will be of most interest to their subscribers. In this regard, Value Line(R) has stated that it looks for actively traded stocks, with reasonably large market capitalizations. Value Line(R) has stated that it also attempts to provide broad industry coverage and will add stocks in industries that they think are underrepresented or that are in new industries that they have not previously followed. According to information published by Value Line,(R) the companies selected for the Value Line Investment Survey(R) are chosen based on the following criteria: (i) market capitalization should be at least $400 million; (ii) the stock should trade for at least $10 per share at the time of selection; and (iii) the stock's float must be more than 10 million shares.


The Fund will make changes to its portfolio holdings on a monthly basis to replicate changes made by Value Line(R) in the composition of the Index. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.


In the event that Value Line(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's Shares are delisted.


                                Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

Continuous Offering

The Fund will issue, on a continuous offering basis, its Shares in one or more groups of a fixed number of Fund Shares (each such group of such specified number of individual Fund Shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the

Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

For More Information

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. The Fund's most recent SAI and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other Fund information, including the Codes of Ethics adopted by First Trust, FTP and the Fund, directly from the Securities and Exchange Commission. Information on the Securities and Exchange Commission's website is free of charge. Visit the Securities and Exchange Commission's on-line EDGAR database at http://www.sec.gov or in person at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., or call the Securities and Exchange Commission at (202) 551-5850 for information on the Public Reference Room. You may also request Fund information by writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

[GRAPHIC OMITTED]                         FIRST TRUST VALUE LINE(R) 100
                                              EXCHANGE-TRADED FUND







                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532
                                 (800) 621-1675
                              www.ftportfolios.com




                                                        SEC File #:  333-125751
                                                                      811-21774


Back Cover

               FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND,
                                 A SERIES OF THE
                        FIRST TRUST EXCHANGE-TRADED FUND
                        1001 WARRENVILLE ROAD, SUITE 300
                              LISLE, ILLINOIS 60532
                            TELEPHONE: (630) 241-4141

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated March 21, 2007 of First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") for use in connection with the Special Meeting of Shareholders (the "Special Meeting") of First Trust Value Line(R) 100 Fund, to be held on May 17, 2007. At the Special Meeting, shareholders of First Trust Value Line(R) 100 Fund will be asked to approve the reorganization of First Trust Value Line(R) 100 Fund, a closed-end fund, with and into the Fund, a series of First Trust Exchange-Traded Fund (the "Reorganization"), as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing the Fund at the address shown above or by calling 1-800-988-5891.


     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.


     A Statement of Additional Information for the Fund dated March 21, 2007 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference. Financial statements of First Trust Value Line(R) 100 Fund for its most recent fiscal year are attached hereto as Appendix II and are incorporated herein by this reference.

     The date of this Statement of Additional Information is March 21, 2007.



                                TABLE OF CONTENTS

FUND HISTORY.................................................................1

DESCRIPTION OF THE FUND AND ITS INVESTMENT OBJECTIVES AND RISKS..............1

MANAGEMENT OF THE FUND.......................................................1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................1

INVESTMENT ADVISORY AND OTHER SERVICES.......................................1

PORTFOLIO MANAGERS...........................................................2

BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................2

CAPITAL STOCK AND OTHER SECURITIES...........................................2

PURCHASE, REDEMPTION AND PRICING OF SHARES...................................2

TAXATION OF THE FUND.........................................................2

UNDERWRITERS.................................................................2

FINANCIAL STATEMENTS.........................................................2

         APPENDIX I  -- First Trust Value Line(R) 100
                        Exchange-Traded Fund Statement of Additional
                        Information dated March 21, 2007.

         APPENDIX II -- First Trust Value Line(R) 100 Fund
                        Financial Statements dated December 31, 2006 as included in its Annual Report. Only the financial statements included therein shall be incorporated by reference.

FUND HISTORY


     This Statement of Additional Information relates to First Trust Value Line(R) 100 Exchange-Traded Fund, a series of the First Trust Exchange-Traded Fund (the "Trust"). The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information concerning the Fund in general see the headings "General Description of the Trust and the Fund" in the Statement of Additional Information attached hereto as Appendix I.


DESCRIPTION OF THE FUND AND ITS INVESTMENT OBJECTIVES AND RISKS


     For a discussion of the Fund's investment objectives and techniques and related investment policies, see heading "Investment Objective and Policies" in the Fund's Statement of Additional Information attached hereto as Appendix I. For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Investment Objective and Policies" in the Fund's Statement of Additional Information attached hereto as Appendix I.


MANAGEMENT OF THE FUND


     For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and officers, identifying those who are interested persons of the Trust, see heading "Fund Management" in the Fund's Statement of Additional Information attached hereto as Appendix I.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     For a discussion of the persons who control the Fund, persons who own beneficially 5% or more of the Fund's outstanding equity securities and percentage of the Fund's equity securities owned by all officers, directors, and members of any advisory board of the Trust as a group, see heading "Control Persons and Principal Holders of Securities" in the Fund's Statement of Additional Information attached hereto as Appendix I.


INVESTMENT ADVISORY AND OTHER SERVICES

     For a discussion of the Fund's advisory and management-related services agreements and plans of distribution, see headings "Fund Management" and "Custodian, Transfer Agent and Fund Accounting Agent; Distributor and Index Provider," in the Fund's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO MANAGERS

     For a discussion of Portfolio Managers' management activities, compensation and ownership of securities in the Fund, see heading "Fund Management" in the Fund's Statement of Additional Information attached hereto as Appendix I.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For a discussion of the Fund's brokerage policy, see heading "Creation and Redemption of Creation Unit Aggregations" in the Fund's Statement of Additional Information attached hereto as Appendix I.

CAPITAL STOCK AND OTHER SECURITIES

     For a discussion of the Fund's authorized securities and the characteristics of the Fund's shares of beneficial interest, see headings "General Description of the Trust and the Fund" and "Additional Information" in the Fund's Statement of Additional Information attached hereto as Appendix I.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For a description of the purchase and redemption procedures for the Fund's shares and a discussion of the Fund's valuation and pricing procedures, see headings "Creation and Redemption of Creation Unit Aggregations" and "Net Asset Value" in the Fund's Statement of Additional Information attached hereto as Appendix I.

TAXATION OF THE FUND

     For a discussion of any tax information relating to ownership of the Fund's shares, see heading "Federal Tax Matters" in the Fund's Statement of Additional Information attached hereto as Appendix I.

UNDERWRITERS


     For a discussion of the Fund's underwriters, see heading "Custodian, Distributor, Transfer Agent and Fund Accounting Agent, Index Provider and Exchange" in the Fund's Statement of Additional Information attached hereto as Appendix I.


FINANCIAL STATEMENTS

     Financial information is not presented for the Fund, as the Fund currently has no material assets and will not commence a public offering of its shares until the Reorganization has been consummated. Audited financial statements for First Trust Value Line(R) 100 Fund for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditors, are attached hereto as Appendix II and are incorporated by reference herein. Pro forma financial statements are not presented as First Trust Value Line(R) 100 Fund is


                                       2


being reorganized with and into the newly created Fund, which does not have material assets or liabilities.


     APPENDIX I -- First Trust Value Line(R) 100 Exchange-Traded Fund Statement of Additional Information dated March 21, 2007.




                       STATEMENT OF ADDITIONAL INFORMATION

                    INVESTMENT COMPANY ACT FILE NO. 811-21774
                        FIRST TRUST EXCHANGE-TRADED FUND
               FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND


                              DATED MARCH 21, 2007

         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated March 21, 2007 (the "Prospectus") for the First Trust Value Line(R) 100 Exchange-Traded Fund, a series of the First Trust Exchange-Traded Fund (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, First Trust Portfolios L.P., 1001 Warrenville Road, Lisle, Illinois 60532, or by calling toll free at (800) 621-1675.


                                TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST AND THE FUND...............................1

EXCHANGE LISTING AND TRADING................................................2

INVESTMENT OBJECTIVE AND POLICIES...........................................3

INVESTMENT STRATEGIES.......................................................4

SUBLICENSE AGREEMENT.......................................................14

INVESTMENT RISKS...........................................................14

FUND MANAGEMENT............................................................18

ACCOUNTS MANAGED BY INVESTMENT COMMITTEE...................................28

BROKERAGE ALLOCATIONS......................................................28

CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT, INDEX
        PROVIDER AND EXCHANGE..............................................30

ADDITIONAL INFORMATION.....................................................33

PROXY VOTING POLICIES AND PROCEDURES.......................................34

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS......................35

FEDERAL TAX MATTERS........................................................45

DETERMINATION OF NAV.......................................................51

DIVIDENDS AND DISTRIBUTIONS................................................52

MISCELLANEOUS INFORMATION..................................................53

                  GENERAL DESCRIPTION OF THE TRUST AND THE FUND


         The Trust was organized as a Massachusetts business trust on August 8, 2003 and is authorized to issue an unlimited number of shares in one or more series or "Funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers Shares in 13 series, including the First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund"), a diversified series. This Statement of Additional Information relates only to the Fund. The shares of the Fund are referred to herein as "Shares" or "Fund Shares." Each series of the Trust represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

         The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.


         The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.


         The Trust's Declaration of Trust (the "Declaration") provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund Shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem Shares held by any shareholder for any reason under terms set by the Trustees. The Trust's Declaration also provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.


         The Trust is not required and does not intend to hold annual meetings of shareholders.

         Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.


         The Fund is managed by First Trust Advisors L.P. (the "Adviser" or "First Trust").

         The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities (the "Deposit Securities") included in the Index (as hereinafter defined), together with the deposit of a specified cash payment (the "Cash Component"). The Shares have been approved for listing and secondary trading on the American Stock Exchange (the "AMEX"). Fund Shares will trade on the AMEX at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares.


         The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares, although it has no current intention of doing so. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.


                          EXCHANGE LISTING AND TRADING

         There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of the Fund will continue to be met. The AMEX may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will remove the Shares of the Fund from listing and trading upon termination of the Fund.

         As in the case of other stocks traded on the AMEX, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

         The Fund reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

         The Prospectus describes the investment objective and policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

         The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund:

                   (1) The Fund may not issue senior securities, except as permitted under the 1940 Act.

                   (2) The Fund may not borrow money, except that the Fund may
         (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

                   (3) The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio securities.

                   (4) The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

                   (5) The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund's total assets.

                   (6) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).


                   (7) The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.


         The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter, and
(2) such matter has not been approved by the vote of a majority of the outstanding voting securities.


         In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies which may be changed by the Board of Trustees.

                              INVESTMENT STRATEGIES

         Under normal circumstances, the Fund will invest at least 90% of its total assets in common stocks that comprise the Value Line(R) 100 Index (the "Index"). Fund Shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.

TYPES OF INVESTMENTS

         Warrants: The Fund may invest in warrants. Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

         Delayed-Delivery Transactions: The Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

         The Fund will earmark or maintain in a segregated account cash, U.S. Government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Illiquid Securities: The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegates has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed First Trust to look to factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the

Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

         Money Market Funds: The Fund may invest in shares of money market funds to the extent permitted by the 1940 Act.

         Temporary Investments: The Fund may, without limit as to percentage of assets, purchase U.S. Government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A or higher by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") and having a maturity of one year or less.

         Short-term debt securities are defined to include, without limitation, the following:

                   (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

                   (2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore certificates of deposit purchased by the Fund may not be fully insured.

                   (3) Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (4) Repurchase agreements, which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. In addition, the Fund may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund, however, intends to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria established by the Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's or Fitch 2 or higher by Fitch.

PORTFOLIO TURNOVER

         The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and expenses.

HEDGING STRATEGIES

General Description of Hedging Strategies

         The Fund may engage in hedging activities. First Trust may cause the Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), and options on Futures Contracts to attempt to hedge the Fund's holdings.

         Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and Futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

         The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, the Futures industry's self-regulatory organization. The Fund will not enter into Futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into Futures Contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

         The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of Futures transactions.

Asset Coverage for Futures and Options Positions

         The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. Government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

         The Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.


         A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line(R) Composite Indices or a more narrow market index, such as the Standard & Poor's
100. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board

Options Exchange, the New York Stock Exchange ("NYSE"), the AMEX, the NYSE Arca, and the Philadelphia Stock Exchange.


         The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

         There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts


         The Fund may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by the Fund or for other purposes permissible under the Commodity Exchange Act (the "CEA"). The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national Futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.


         An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

         Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the Futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract.

         The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

         If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

         Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.


         Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some investors to substantial losses.


         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         A public market exists in Futures Contracts covering a number of indices, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index(R), the Value Line(R) Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

         The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a Futures option may be closed out by an offsetting purchase or sale of a Futures option of the same series.

         The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

         As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other Futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

         The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

                              SUBLICENSE AGREEMENT


         The Fund has entered into a sublicense agreement (the "Sublicense Agreement") with First Trust that grants the Fund a non-exclusive and non-transferable sublicense to use certain intellectual property of Value Line(R) Publishing, Inc. ("Value Line(R)") in connection with the issuance, distribution, marketing and/or promotion of the Fund. Pursuant to the Sublicense Agreement, the Fund has agreed to be bound by certain provisions of a product license agreement by and between Value Line(R) and First Trust (the "Product License Agreement"). Pursuant to the Product License Agreement, First Trust will pay Value Line(R) an annual license fee of 15 basis points of the average daily NAV of the Fund. Under the Sublicense Agreement, the Fund will reimburse First Trust for its costs associated with the Product License Agreement.


                                INVESTMENT RISKS

Overview

         An investment in the Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in the Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

         Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

ADDITIONAL RISKS OF INVESTING IN THE FUND

Liquidity

         Whether or not the equity securities in the Fund are listed on a securities exchange, the principal trading market for the equity securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Small Capitalization and Mid Capitalization Companies

         The equity securities in the Fund may include small cap and mid cap company stocks. Small cap and mid cap company stocks have customarily involved more investment risk than large capitalization stocks. Small cap and mid cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large cap companies. Some of these companies may distribute, sell or produce products that have recently been brought to market and may be dependent on key personnel.

         The prices of small cap and mid cap company securities are often more volatile than prices associated with large cap company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap and mid cap companies normally have fewer shares outstanding and these shares trade less frequently than large cap companies, it may be more difficult for the Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small cap and mid cap companies are often traded over-the-counter and may not be traded in the volumes typical of a national securities exchange.

Intellectual Property Risk

         The Fund relies on a license from Value Line(R) to First Trust that permits the Fund to use the Value Line(R) Index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the licensor, and as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that Value Line(R) has all rights to license the use of the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or Value Line(R) does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.


Non-U.S. Securities Risk

         The Fund may invest in the securities of issuers domiciled in jurisdictions other than the United States and such stocks may be denominated in currencies other than the U.S. dollar. These securities are either in the form of American Depositary Receipts ("ADRs") or are directly listed on a U.S. securities exchange. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S. due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

         In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

                   (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a Futures Contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

                                 FUND MANAGEMENT

         The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent

Trustees"). The Trustees set broad policies for the Fund, choose the Trust's officers and hire the Trust's investment adviser. The officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                             IN THE FIRST
                                                   TERM OF OFFICE                            TRUST FUND      OTHER
                                                   AND YEAR FIRST                            COMPLEX         TRUSTEESHIPS OR
NAME, ADDRESS                 POSITION AND         ELECTED OR      PRINCIPAL OCCUPATIONS     OVERSEEN BY     DIRECTORSHIPS
AND DATE OF BIRTH             OFFICES WITH TRUST   APPOINTED       DURING PAST 5 YEARS       TRUSTEE         HELD BY TRUSTEE

Trustee who is an
Interested Person
of the Trust
---------------------
James A. Bowen(1)             President,           o Indefinite    President, First          33 Portfolios   Trustee of
1001 Warrenville Road,        Chairman of the        term          Trust Portfolios and                      Wheaton College
  Suite 300                   Board, Chief                         First Trust Advisors;
Lisle, IL 60532               Executive Officer                    Chairman of the Board
D.O.B.: 09/55                 and Trustee          o 2005          of Directors, Bond
                                                                   Wave, LLC and
                                                                   Stonebridge Advisors LLC

Trustees who are not
Interested Persons of
the Trust
---------------------
Richard E. Erickson           Trustee              o Indefinite    Physician, President      33 Portfolios   None
c/o First Trust Advisors                             term          Wheaton Orthopedics;
L.P.                                                               Co-Owner, Co-Director
1001 Warrenville Road,                                             Sports Med Center for
  Suite 300                                        o 2005          Fitness; Limited
Lisle, IL 60532                                                    Partner Gundersen
D.O.B.: 04/51                                                      Real Estate
                                                                   Partnership


Thomas R. Kadlec              Trustee              o Indefinite    President, ADM            33 Portfolios   None
c/o First Trust Advisors                             term          Derivatives, Inc.
L.P.                                                               (May 2005 to
1001 Warrenville Road,                             o 2005          Present); Vice
  Suite 300                                                        President, Chief
Lisle, IL 60532                                                    Financial Officer
D.O.B.: 11/57                                                      (1990 to Present),
                                                                   ADM Investor Services,
                                                                   Inc. (Futures Commission
                                                                   Merchant); Registered
                                                                   Representative (2000
                                                                   to Present), Segerdahl
                                                                   & Company, Inc., an NASD
                                                                   member (Broker-Dealer)


Robert F. Keith               Trustee              o Indefinite    President Hibs            25 Portfolios   None
c/o First Trust Advisors                             term          Enterprises Financial
L.P.                                                               and Management
1001 Warrenville Road,                             o 2006          Consulting (2003 to
  Suite 300                                                        Present); Aramark
Lisle, IL 60532                                                    Service Master
D.O.B.: 11/56                                                      Management Services
                                                                   (2001 to 2003);
                                                                   President and Chief
                                                                   Operating Officer,
                                                                   Service Master
                                                                   Management Services
                                                                   (1998 to 2003)

                                     - 19 -


                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                             IN THE FIRST
                                                   TERM OF OFFICE                            TRUST FUND      OTHER
                                                   AND YEAR FIRST                            COMPLEX         TRUSTEESHIPS OR
NAME, ADDRESS                 POSITION AND         ELECTED OR      PRINCIPAL OCCUPATIONS     OVERSEEN BY     DIRECTORSHIPS
AND DATE OF BIRTH             OFFICES WITH TRUST   APPOINTED       DURING PAST 5 YEARS       TRUSTEE         HELD BY TRUSTEE

Niel B. Nielson               Trustee              o Indefinite    President (2002 to        33 Portfolios   Director of Good Nesw
c/o First Trust Advisors                             term          Present), Covenant                        Publishers - Crossway
L.P.                                                               College; Associate                        Books; Covenant
1001 Warrenville Road,                             o 2005          Pastor (1997 to                           Transport Inc.
  Suite 300                                                        2002), College Church
Lisle, IL 60532                                                    in Wheaton
D.O.B.: 03/54


Officers of the Trust
---------------------
Mark R. Bradley               Treasurer,           o Indefinite    Chief Financial           N/A             N/A
1001 Warrenville Road,        Controller, Chief      term          Officer, Managing
  Suite 300                   Financial Officer                    Director, First Trust
Lisle, IL 60532               and Chief                            Portfolios and First
D.O.B.: 11/57                 Accounting Officer   o 2005          Trust Advisors; Chief
                                                                   Financial Officer,
                                                                   Bond Wave LLC and
                                                                   Stonebridge Advisors LLC


Kelley Christensen            Vice President       o Indefinite    Assistant Vice President  N/A             N/A
1001 Warrenville Road,                               term          of First Trust
  Suite 300                                                        Portfolios and First
Lisle, IL 60532                                    o 2006          Trust Advisors
D.O.B.: 09/70


James M. Dykas                Assistant            o Indefinite    Vice President, First     N/A             N/A
1001 Warrenville Road,        Treasurer              term          Trust Portfolios L.P.
  Suite 300                                                        (January 2005 to
Lisle, IL 60532                                    o 2005          present); Executive
D.O.B.: 01/66                                                      Director of Van Kampen Asset
                                                                   Management and Morgan Stanley
                                                                   Investment Management (December
                                                                   2002 to January 2005); Vice
                                                                   President, Van Kampen Asset
                                                                   Management and Morgan Stanley
                                                                   Investment Management (December
                                                                   2000 to December 2002)


W. Scott Jardine              Secretary and        o Indefinite    General Counsel,          N/A             N/A
1001 Warrenville Road,        Chief Compliance       term          First Trust
  Suite 300                   Officer                              Portfolios and First
Lisle, IL 60532                                    o 2005          Trust Advisors;
D.O.B.: 05/60                                                      Secretary, Bond Wave,
                                                                   LLC and Stonebridge
                                                                   Advisors LLC


Daniel J. Lindquist           Vice President       o Indefinite    Senior Vice               N/A             N/A
1001 Warrenville Road,                               term          President, First
  Suite 300                                                        Trust Advisors, L.P.;
Lisle, IL 60532                                    o 2005          Senior Vice President,
D.O.B.: 02/70                                                      First Trust Portfolios
                                                                   L.P. (April 2004 to
                                                                   present); Chief Operating
                                                                   Officer, Mina Capital
                                                                   Management, LLC (January
                                                                   2004 to April 2004);
                                                                   Chief Operating Officer,
                                                                   Samaritan Asset Management
                                                                   Service, Inc.


Kristi A. Maher               Assistant            o Indefinite    Assistant General         N/A             N/A
1001 Warrenville Road,        Secretary              term          Counsel (March 2004
  Suite 300                                                        to Present), First
Lisle, IL 60532                                    o 2005          Trust Portfolios and
D.O.B.: 12/66                                                      First Trust Advisors
                                                                   L.P.; Associate (1995
                                                                   to March 2004),
                                                                   Chapman and Cutler LLP

                                     - 20 -


                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                             IN THE FIRST
                                                   TERM OF OFFICE                            TRUST FUND      OTHER
                                                   AND YEAR FIRST                            COMPLEX         TRUSTEESHIPS OR
NAME, ADDRESS                 POSITION AND         ELECTED OR      PRINCIPAL OCCUPATIONS     OVERSEEN BY     DIRECTORSHIPS
AND DATE OF BIRTH             OFFICES WITH TRUST   APPOINTED       DURING PAST 5 YEARS       TRUSTEE         HELD BY TRUSTEE

Roger Testin                  Vice President       o Indefinite    Senior Vice               N/A             N/A
1001 Warrenville Road,                               term          President, First
  Suite 300                                                        Trust Advisors L.P.
Lisle, IL 60532                                    o 2005          (August 2001 to
D.O.B.: 06/66                                                      Present), Senior Vice
                                                                   President, First
                                                                   Trust Portfolios L.P.
                                                                   (August 2004 to
                                                                   Present); Analyst
                                                                   (1998 to 2001), Dolan
                                                                   Capital Management


Stan Ueland                  Assistant Vice        o Indefinite    Vice President of First   N/A             N/A
1001 Warrenville Road,       President               term          Trust and First
  Suite 300                                                        Trust Portfolios
Lisle, IL 60532                                    o 2005          (August 2005 to
D.O.B.: 11/70                                                      Present), Vice
                                                                   President, BondWave LLC
                                                                   (May 2004-August 2005);
                                                                   Account Executive, Mina
                                                                   Capital Management LLC and
                                                                   Samaritan Asset Management
                                                                   LLC (January 2003 through
                                                                   May 2004); Sales Consultant,
                                                                   Oracle Corporation (January 1997
                                                                   through January 2003)

--------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position of President of First Trust, investment adviser of the Fund.


         The Board of Trustees of the Trust has four standing committees: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee. During the last fiscal year, the Executive Committee held three meetings.

         The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Keith are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder); (b) a full description of the proposed candidate's background,

                                     - 21 -

including his or her education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and
(e) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the chairman of the Nominating and Governance Committee and the outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held five meetings.

         The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Nielson and Keith are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

         The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held six meetings.

         Messrs. Erickson, Kadlec, Nielson and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust with 8 portfolios, and Messrs. Erickson Nielson, Kadlec, Keith and Bowen are trustees of the First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund, closed-end funds advised by First Trust. None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Trust (other than Stan Ueland and Roger Testin) hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund (collectively with the Trust, the "First Trust Fund

                                     - 22 -

Complex") as they hold with the Trust. Mr. Testin, Vice President of the Trust, serves in the same position for First Trust Value Line(R) 100 Fund and First Defined Portfolio Fund, LLC.

         Effective January 1, 2007, the Independent Trustees are paid an annual retainer of $10,000 by each investment company in the First Trust Fund Complex up to a total of 14 investment companies (the "Trustee Compensation I") and an annual retainer of $7,500 by each subsequent investment company added to the First Trust Fund Complex (the "Trustee Compensation II," and together with Trustee Compensation I, the "Aggregate Trustee Compensation"). The Aggregate Trustee Compensation is divided equally among each of the investment companies in the First Trust Fund Complex. No additional meeting fees are paid in connection with board or committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

         Additionally, Mr. Kadlec is paid annual compensation of $10,000 to serve as the Lead Trustee and Niel B. Nielson is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee of each of the investment companies in the First Trust Fund Complex. Such additional compensation to Messrs. Kadlec and Nielson is paid by the investment companies in the First Trust Fund Complex and equally divided among those investment companies.

         The following table sets forth the estimated compensation to be paid by the Fund projected during the Fund's full fiscal year to each of the Trustees, and the estimated total compensation to be paid to each of the Trustees by the First Trust Fund Complex for a full year. The Trust has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Fund.


                               ESTIMATED AGGREGATE      ESTIMATED TOTAL COMPENSATION
                              COMPENSATION FROM THE       FROM THE FIRST TRUST FUND
NAME OF TRUSTEE                     FUND (1)                     COMPLEX(2)
James A. Bowen                         $0                            $0
Richard E. Erickson                  $1,243                       $140,000
Thomas R. Kadlec                     $1,332                       $150,000
Niel B. Nielson                      $1,288                       $140,000
Robert F. Keith                      $1,243                       $130,000
--------------------

(1) The compensation estimated to be paid by the Fund to the Trustees for the full fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees, from the Fund and the investment companies in the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Trust and the First Defined Portfolio Fund, LLC, an open-end fund (with 8 portfolios) advised by First Trust, plus estimated compensation to be paid to these trustees by the First Value Line(R) 100 Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC

                                     - 23

      Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, the First Trust Tax-Advantaged Preferred Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund. The total estimated compensation to be paid to Mr. Keith, an Independent Trustee, from the Fund and the other funds in the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to Mr. Keith for a full calendar year for his service as Trustee to the Trust, and estimated compensation to be paid to this Trustee by the First Trust Value Line(R) 100 Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund , the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, the First Trust Tax-Advantaged Preferred Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund.

         The Trust has no employees. Its officers are compensated by First
Trust.

         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the Fund Complex as of December 31, 2006:

                                                           AGGREGATE DOLLAR RANGE OF
                                                              EQUITY SECURITIES IN
                        DOLLAR RANGE OF               ALL REGISTERED INVESTMENT COMPANIES
                       EQUITY SECURITIES                   OVERSEEN BY TRUSTEE IN THE
TRUSTEE                   IN THE FUND                       FIRST TRUST FUND COMPLEX
Mr. Bowen                   None                                 Over $100,000
Mr. Erickson                None                                 $50,001-$100,000
Mr. Kadlec                  None                                 Over $100,000
Mr. Keith                   None                                 Over $100,000
Mr. Nielson                 None                                 $50,001 - $100,000



         As of the date of the SAI, the Trustees of the Trust who are not "interested persons" of the Trust and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

         As of the date of the SAI, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of the Fund.

         As of the date of the SAI, no person owned of record, or is known by the Trust to own of record, beneficially 5% or more of the Shares of the Fund.

         The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") for the Fund for an initial two-year term at a meeting held on January 17, 2007. The

                                     - 24 -

Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.


         Investment Adviser. First Trust provides investment tools and portfolios for advisers and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

         First Trust acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.


         Pursuant to an Investment Management Agreement between First Trust and the Trust, the Fund has agreed to pay an annual management fee equal to 0.50% of its average daily net assets.

         The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. Until two years after the initial public issuance of Fund Shares, First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average net assets until two years after the issuance of Fund Shares. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of average net assets.

         Under the Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Agreement continues until two years after the initial issuance of Fund Shares and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the Fund.


         First Trust is located at 1001 Warrenville Road, Lisle, Illinois 60532.

                                     - 25 -


         Investment Committee. The Investment Committee of First Trust is primarily responsible for the day-to-day management of the Fund. There are currently six members of the Investment Committee, as follows:

                                POSITION WITH               LENGTH OF SERVICE        PRINCIPAL OCCUPATION
NAME                            FIRST TRUST                 WITH FIRST TRUST         DURING PAST FIVE YEARS
Daniel J. Lindquist             Senior Vice President       Since 2004               Senior Vice President, First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P. (April 2004 to
                                                                                     present); Chief Operating
                                                                                     Officer, Mina Capital
                                                                                     Management, LLC (January 2004
                                                                                     to April 2004); Chief
                                                                                     Operating Officer, Samaritan
                                                                                     Asset Management Service, Inc.
                                                                                     (April 2000 to January 2004)

Robert F. Carey                 Chief Investment Officer    Since 1991               Chief Investment Officer and
                                and Senior Vice President                            Senior Vice President of First
                                                                                     Trust; Senior Vice President
                                                                                     of First Trust Portfolios L.P.

Jon C. Erickson                 Senior Vice President       Since 1994               Senior Vice President of First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P. (August 2002
                                                                                     to present); Vice President of
                                                                                     First Trust and First Trust
                                                                                     Portfolios L.P. (March 1994 to
                                                                                     August 2002)

David G. McGarel                Senior Vice President       Since 1997               Senior Vice President of First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P. (August 2002
                                                                                     to present); Vice President of
                                                                                     First Trust and First Trust
                                                                                     Portfolios L.P. (August 1997
                                                                                     to August 2002)

Roger F. Testin                 Senior Vice President       Since 2001               Senior Vice President of First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P. (August 2001
                                                                                     to present); Analyst, Dolan
                                                                                     Capital Management (1998 to
                                                                                     2001)

                                     - 26 -


                                POSITION WITH               LENGTH OF SERVICE        PRINCIPAL OCCUPATION
NAME                            FIRST TRUST                 WITH FIRST TRUST         DURING PAST FIVE YEARS

Stan Ueland                     Vice President              Since 2005               Vice President of First Trust
                                                                                     and First Trust Portfolios
                                                                                     (August 2005 to present); Vice
                                                                                     President; BondWave LLC (May
                                                                                     2004 - August 2005); Account
                                                                                     Executive, Mina Capital
                                                                                     Management LLC and Samaritan
                                                                                     Asset Management LLC (January
                                                                                     2003 - May 2004); Sales
                                                                                     Consultant, Oracle Corporation
                                                                                     (January 1997 - January 2003)

         Daniel J. Lindquist: As Senior Vice President of First Trust, Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Fund's investment strategies.

         David G. McGarel: As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

         Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

         Roger F. Testin: Mr. Testin is the head of First Trust's Portfolio Management Group.

         Robert F. Carey: As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.


         Stan Ueland: Mr. Ueland plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.

         Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as Fund performance or the value of assets included in the Fund's portfolios. In addition, Mr. Carey, Mr. Erickson, Mr. Lindquist and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

         The Investment Committee manages the investment vehicles with the number of accounts and assets, as of December 31, 2006, set forth in the table below:

                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE

                                       REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                             COMPANIES                     VEHICLES
                                         NUMBER OF ACCOUNTS           NUMBER OF ACCOUNTS
INVESTMENT COMMITTEE MEMBER                  ($ ASSETS)                   ($ ASSETS)
Robert F. Carey                         37 ($2,680,560,650)            2 ($73,595,630)

Roger F. Testin                         37 ($2,680,560,650)            2 ($73,595,630)

Jon C. Erickson                         37 ($2,680,560,650)            2 ($73,595,630)

David G. McGarel                        37 ($2,680,560,650)            2 ($73,595,630)

Daniel J. Lindquist                     37 ($2,680,560,650)            2 ($73,595,630)

Stan Ueland                              10 ($709,673,350)                  0 ($0)

         None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Fund's investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the Investment Committee.

                              BROKERAGE ALLOCATIONS

         First Trust is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's Futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of Shares.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


         In light of the above, in selecting brokers, First Trust may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. First Trust believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Agreement provides that such higher commissions will not be paid by the Funds unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Agreement are not reduced as a result of receipt by First Trust of research services. First Trust has advised the Board that it does not use soft dollars.


         First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

         Administrator. The Bank of New York ("BONY") serves as Administrator for the Fund. Its principal address is 101 Barclay St., New York, NY 10286.


         The Trustees approved an agreement with PFPC, Inc., 301 Bellevue Parkway, Wilmington, DE 19809, whereby PFPC, Inc. will provide certain board administrative services to the Trust.


         BONY serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BONY will generally assist in all aspects of the Trust's and the Fund's operations; supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

         Pursuant to the Fund Administration and Accounting Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

         Pursuant to the Fund Administration and Accounting Agreement between BONY and the Trust, the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BONY in the performance of its duties. This fee is subject to reduction for assets over $1 billion.

  CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT, INDEX PROVIDER
                                  AND EXCHANGE

         Custodian. BONY, as custodian for the Fund pursuant to a Custody Agreement, holds the Fund's assets. BONY also serves as transfer agent of the Fund pursuant to a Transfer Agency and Service Agreement. As Fund accounting agent, BONY calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BONY may be reimbursed by the Fund for its out-of-pocket expenses.

         Distributor. First Trust Portfolios L.P. is the Distributor of the Fund's Shares. Its principal address is 1001 Warrenville Road, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

         12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% its average daily net assets.

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee.

         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

         The Distribution Agreement provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

         Index Provider. The Index that the Fund seeks to track is compiled by Value Line(R).

         Value Line(R) is not affiliated with the Fund or with First Trust. The Fund is entitled to use the Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with Value Line(R).

         VALUE LINE PUBLISHING, INC.'S ("VLPI") ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS VLPI'S LICENSING TO FTA OF CERTAIN VLPI TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) 100 INDEX (THE "INDEX"), WHICH IS COMPOSED BY VLPI WITHOUT REGARD TO FTA, THE FIRST TRUST VALUE LINE 100 EXCHANGE-TRADED FUND

(THE "PRODUCT") OR ANY INVESTOR. VLPI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR ANY INVESTOR IN THE PRODUCT INTO CONSIDERATION IN COMPOSING THE INDEX. THE PRODUCT RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEX. VLPI IS NOT RESPONSIBLE FOR HOW FTA MAKES USE OF INFORMATION SUPPLIED BY VLPI. VLPI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCT OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCT OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCT IS TO BE CONVERTED INTO CASH. VLPI MAKES NO WARRANTY CONCERNING THE INDEX, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEX OR THE PRODUCT.

         VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT IS LICENSED TO FIRST TRUST ADVISORS L.P. THE FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST ADVISORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

         First Trust has entered into the Index Calculation and License Agreement with AMEX pursuant to which AMEX will serve as the calculation agent for the Index. As the calculation agent, AMEX will be responsible for the management of the day-to-day operations of the Index on behalf of Value Line(R), including calculating the value of the Index every 15 seconds, widely disseminating the Index value every 15 seconds and tracking corporate actions resulting in Index adjustments.

         Exchange. The only relationships that the AMEX has with First Trust or the Distributor of the Fund in connection with the Fund are that the AMEX lists the Shares of the Fund pursuant to its Listing Agreement with the Trust. The AMEX is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The AMEX has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                             ADDITIONAL INFORMATION

         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

                      PROXY VOTING POLICIES AND PROCEDURES

         The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         A senior member of First Trust is responsible for oversight of the Fund's proxy voting process. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. First Trust reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, First Trust may not vote in accordance with the ISS recommendations when First Trust believes that specific ISS recommendations are not in the best interests of the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests First Trust to follow specific voting guidelines or additional guidelines, First Trust will review the request and inform the client only if First Trust is not able to follow the client's request.

         First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

         Information regarding how the Fund votes future proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available upon request and without charge on the Fund's website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.


         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. Form N-Q for the Fund is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Form N-Q is available without charge, upon request, by calling (800) 621-1675 or (800) 983-0903 or by writing to First Trust Portfolios L.P., 1001 Warrenville Road, Lisle, Illinois 60532.


         Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of the Fund. The Trust, First Trust and BONY will not disseminate non-public information concerning the Trust.

         Code of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. These Codes are on public file with, and are available from, the SEC.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities--the "Deposit Securities"--per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash--the "Cash Component"--computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"--an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

         The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will at the expense of the Fund and will affect the value of all Shares; but First Trust, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the AMEX ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time in order to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

         Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by First Trust and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

         All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted in order to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below).

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         The Standard Creation/Redemption Transaction Fee for the Fund will be $500. The Maximum Creation/Redemption Transaction Fee for the Fund will be $2,000.

         Redemption of Fund Shares In Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

         With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities--as announced on the Business Day of the request for redemption received in proper form--plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

         Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

         Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time, (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.


         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth in this SAI under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

         The chart below describes in further detail the placement of redemption orders outside the clearing process.

                           TRANSMITTAL            NEXT BUSINESS            SECOND BUSINESS          THIRD BUSINESS
                           DATE (T)               DAY (T+1)                DAY (T+2)                DAY (T+3)
 CREATION THROUGH NSCC
 STANDARD ORDERS           4:00 p.m.              No action.               No action.               Creation Unit
                                                                                                    Aggregations will be

                           Order must be                                                            delivered.
                           received by the
                           Distributor.

 CUSTOM ORDERS             3:00 p.m.              No action.               No action.               Creation Unit
                                                                                                    Aggregations will be

                           Order must be                                                            delivered.
                           received by the
                           Distributor.

                           Orders received
                           after 3:00 p.m.
                           will be treated as
                           standard orders.


                                     - 43 -


                           TRANSMITTAL            NEXT BUSINESS            SECOND BUSINESS          THIRD BUSINESS
                           DATE (T)               DAY (T+1)                DAY (T+2)                DAY (T+3)

 CREATION OUTSIDE NSCC
 STANDARD ORDERS           4:00 p.m. (ET)         11:00 a.m. (ET)          No action.               Creation Unit
                                                                                                    Aggregations will be

                           Order in proper        Deposit Securities must                           delivered.
                           form must be           be received by the
                           received by the        Fund's account through
                           Distributor. DTC.

                                                  2:00 p.m. (ET)

                                                  Cash Component must be
                                                  received by the Custodian.

 STANDARD ORDERS CREATED   4:00 p.m. (ET)         11:00 a.m. (ET)          No action.               1:00 p.m.
 IN ADVANCE OF RECEIPT
 BY THE TRUST OF ALL OR    Order in proper        Available Deposit                                 Missing Deposit
 A PORTION OF THE          form must be           Securities.                                       Securities are due to
 DEPOSIT SECURITIES        received by the                                                          the Trust or the Trust
                           Distributor.           Cash in an amount equal                           may use cash on deposit
                                                  to the sum of (i) the                             to purchase missing
                                                  Cash Component, plus                              Deposit Securities.
                                                  (ii) 115% of the market
                                                  value of the                                      Creation Unit
                                                  undelivered Deposit                               Aggregations will be
                                                  Securities.                                       delivered.

 CUSTOM ORDERS             3:00 p.m.              11:00 a.m. (ET)          No action.               Creation Unit
                                                                                                    Aggregations will be

                           Order in proper        Deposit Securities must                           delivered.
                           form must be           be received by the
                           received by the        Fund's account through
                           Distributor. DTC.

                           Order received         2:00 p.m. (ET)
                           after 3:00 p.m.
                           will be treated as     Cash Component must be
                           standard orders.       received by the Orders
                                                  Custodian.

 REDEMPTION THROUGH NSCC

 STANDARD ORDERS           4:00 p.m. (ET)         No action.               No action.               Fund Securities and Cash
                                                                                                    Redemption Amount will

                           Order must be                                                            be transferred.
                           received by the
                           Transfer Agent.

                           Orders received
                           after 4:00 p.m.
                           (ET) will be deemed
                           received on the
                           next business day
                           (T+1)

 CUSTOM ORDERS             3:00 p.m. (ET)         No action.               No action.               Fund Securities and Cash
                                                                                                    Redemption Amount will

                           Order must be                                                            be transferred.
                           received by the
                           Transfer Agent

                           Order received
                           after 3:00 p.m.
                           will be treated as
                           standard orders.


                                     - 44 -


                           TRANSMITTAL            NEXT BUSINESS            SECOND BUSINESS          THIRD BUSINESS
                           DATE (T)               DAY (T+1)                DAY (T+2)                DAY (T+3)

 REDEMPTION OUTSIDE NSCC

 STANDARD ORDERS           4:00 p.m. (ET)         11:00 a.m. (ET)          No action.               Fund Securities and Cash
                                                                                                    Redemption Amount is

                           Order must be          Fund Shares must be                               delivered to the
                           received by the        delivered through DTC                             redeeming beneficial
                           Transfer Agent.        to the Custodian.                                 owner.

                           Order received         2:00 p.m.
                           after 4:00 p.m.
                           (ET) will be deemed    Cash Component, if any,
                           received on the        is due.
                           next business day
                           (T+1).

                                                  *If the order is not in proper
                                                  form or the Fund Shares are
                                                  not delivered, then the order
                                                  will not be deemed received as
                                                  of T.

 CUSTOM ORDERS             3:00 p.m. (ET)         11:00 a.m. (ET)          No action.               Fund Securities and Cash
                                                                                                    Redemption Amount is

                           Order must be          Fund Shares must be                               delivered to the
                           received by the        delivered through DTC                             redeeming beneficial
                           Transfer Agent.        to the Custodian.                                 owner.

                           Order received         2:00 p.m.
                           after 3:00 p.m.
                           will be treated as     Cash Component, if any,
                           standard orders.       is due.

                                                  *If the order is not in proper
                                                  form or the Fund Shares are
                                                  not delivered, then the order
                                                  will not be deemed received as
                                                  of T.


                               FEDERAL TAX MATTERS

         This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign tax consequences.

         This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

         The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the "Code").

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

         These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund can not make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

         A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the value of a Share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

         Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of Shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

         If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

NATURE OF FUND'S INVESTMENTS

         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

         The Fund's transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

         Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

         The per share NAV of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. The Fund's NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:


                   (1) Common stocks and other equity securities listed on any national or foreign exchange will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date and at the official closing price for Securities listed on NASDAQ(R). If there are no transactions on the valuation day, securities traded principally on an exchange will be valued at the mean between the most recent bid and ask prices.


                   (2) Securities traded in the over-the-counter market are valued at their closing bid prices.

                   (3) Exchange traded options and Futures Contracts will be valued at the closing price in the market where such contracts are principally traded. Over-the-counter options and Futures Contracts will be valued at their closing bid prices.

                   (4) Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

         In addition, the following types of securities will be valued as follows:

                   (1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities.

                   (2) Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

                   (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term purchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

                   (4) Structured Products, including currency-linked notes, credit-linked notes and other similar instruments, will be valued by the Fund Accounting Agent using a pricing service or quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for a particular structured product and the market rates for similar transactions, the structured product will be valued at its exit price.

                   (5) Interest rate swaps and credit default swaps will be valued by the Fund Accounting Agent using a pricing service or quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for a particular swap and the market rates for similar transactions, the swap will be valued at its exit price.

         The value of any portfolio security held by the Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

         Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

         The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the SEC may permit.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

         General Policies. Dividends from net investment income, if any, are declared and paid semi-annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions of Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

                            MISCELLANEOUS INFORMATION

         Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.


         Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60601, serves as the Fund's independent registered public accounting firm. The firm audits the Fund's financial statements and performs other related audit services.

     APPENDIX II -- First Trust Value Line(R) 100 Fund Financial Statements dated December 31, 2006 as included in the Fund's Annual Report. Only the financial statements included therein shall be incorporated by reference.




                       FIRST TRUST VALUE LINE(R) 100 FUND
                                  ANNUAL REPORT
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2006

-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------

                    FIRST TRUST VALUE LINE(R) 100 FUND (FVL)
                               DECEMBER 31, 2006

 Shareholder Letter.......................................................   1
 Portfolio Commentary.....................................................   2
 Portfolio Components.....................................................   4
 Portfolio of Investments.................................................   5
 Statement of Assets and Liabilities......................................  10
 Statement of Operations..................................................  11
 Statements of Changes in Net Assets......................................  12
 Financial Highlights.....................................................  13
 Notes to Financial Statements............................................  14
 Report of Independent Registered Public Accounting Firm..................  17
 Additional Information...................................................  18
     Dividend Reinvestment Plan
     Proxy Voting Policies and Procedures
     Portfolio Holdings
     Tax Information
     By-Law Amendments
 Board of Trustees and Officers...........................................  20

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust Value Line(R) 100 Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the commentary by Robert F. Carey, the Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen and Mr. Carey are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST VALUE LINE(R) 100 FUND (FVL)
                                 ANNUAL REPORT
                               DECEMBER 31, 2006

Dear Shareholders:

We are pleased to present this annual report of the First Trust Value Line(R) 100 Fund (the "Fund"). For the fiscal year ended December 31, 2006, the Fund posted gains in both market value and net asset value ("NAV"). An overview of the portfolio returns and composition of the Fund's portfolio are presented in this annual report for the fiscal year ended December 31, 2006.

The Fund's objective is to provide capital appreciation. It seeks to outperform the S&P 500 Index by adhering to a disciplined strategy of investing in a diversified portfolio of the 100 common stocks ranked #1 in the Value Line(R) TimelinessTM Ranking System. Every week, the Value Line(R) TimelinessTM Ranking System screens millions of data items and, using a proprietary series of calculations, ranks approximately 1,700 stocks for probable performance relative to each other during the next six to twelve months.

On February 6, 2007, the Fund's Board of Trustees (the "Board") announced that it had voted to approve the reorganization of the Fund into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVLEF"), an exchange-traded fund and newly created, diversified series of First Trust Exchange-Traded Fund. FVLEF is managed by First Trust Advisors L.P. ("First Trust" or the "Advisor"), the same investment advisor that manages the Fund, and will seek to replicate (before fees and expenses) the performance of an equity index called the Value Line(R) 100 Index (the "Index"), which is sponsored and maintained by Value Line(R). The stock selection methodology of the Index is similar to the Fund's investment strategy. The reorganization, which is subject to approval by the shareholders of the Fund, is expected to be a tax-free transaction in which the assets of the Fund would be transferred to, and the liabilities of the Fund would be assumed by, FVLEF in exchange for shares of FVLEF. The Board and the Fund's management believe the reorganization has the potential to significantly reduce or eliminate the discount to net asset value at which shares of the Fund have historically traded while maintaining the Fund's disciplined investment strategy. A meeting of the Fund's shareholders is expected to be scheduled for a date on or before May 18, 2007. Assuming approval by the Fund's shareholders, the reorganization is anticipated to take place no later than June 25, 2007.

First Trust serves as investment advisor or portfolio supervisor to investment portfolios with approximately $28 billion in assets which it managed or supervised as of December 31, 2006. We value our relationship with our investors and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/S/ JAMES A. BOWEN
James A. Bowen
President of the First Trust Value Line(R) 100 Fund
February 21, 2007

[GRAPHIC OMITTED]
ROBERT CAREY PIC

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 20 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute.

Mr. Carey has appeared as a guest on such programs as Bloomberg TV and CNBC and has been quoted by several publications, including THE WALL STREET JOURNAL, THE WALL STREET REPORTER, BLOOMBERG NEWS SERVICE, and REGISTERED REP.


--------------------------------------------------------------------------------
             A COMMENTARY ON THE FIRST TRUST VALUE LINE(R) 100 FUND
--------------------------------------------------------------------------------

OVERVIEW

The First Trust Value Line(R) 100 Fund ("FVL" or the "Fund") posted a market price total return of 5.9% for the fiscal year ended December 31, 2006. Its net asset value ("NAV") total return was 4.6%. Over the same one-year period, the S&P 500 (large-cap) Index, S&P 400 (mid-cap) Index, and S&P 600 (small-cap) Index gained 15.6%, 10.3% and 15.1%, respectively. The Fund distributed $0.546 per share in short-term capital gains and $1.333 per share in long-term capital gains during the calendar year 2006. FVL had an adjusted beta of 1.17, according to Bloomberg, at the period ended December 31, 2006. Beta is a measurement of portfolio volatility and indicates that the Fund's portfolio is only slightly more volatile than the overall market (S&P 500), which by definition has a beta of 1.0. FVL traded at a 7.9% discount to its NAV on December 31, 2006.

Following is a review of the portfolio strategy and composition, investment environment and performance results of FVL for the fiscal year ended December 31, 2006.

INVESTMENT STRATEGY

The Fund adheres to a disciplined strategy of investing in the 100 common stocks ranked #1 in the Value Line(R) Timeliness(TM) Ranking System. The Value Line(R) Timeliness(TM) Ranking System was introduced in 1965. Each week, Value Line(R) applies its Timeliness(TM) Ranking System to screen a wide array of data using a series of proprietary calculations to rank each of the approximately 1,700 stocks in the Value Line(R) universe based on their expected price performance relative to the other stocks in the universe over the next 6 to 12 months. Only 100 stocks are given Value Line(R)'s #1 ranking for Timeliness(TM) at any given time. Each week the Fund makes portfolio adjustments to match changes initiated by Value Line(R) to the 100 stocks ranked #1 for Timeliness(TM). When a new stock attains a #1 ranking, it is added to the Fund's portfolio and stocks no longer ranked #1 are removed from the Fund's portfolio. During the 12-month period ended December 31, 2006, 4.4 stocks on average were changed in a given week, essentially the same as in 2005. The Fund rebalances its holdings on a quarterly basis so that each stock is equally weighted on the rebalancing date.

DISTRIBUTIONS

On June 15, 2006, the Fund distributed capital gains of $0.826 per share, which represented $0.546 per share in short-term capital gains and $0.28 per share in long-term capital gains. On December 29, 2006, the Fund distributed capital gains of $1.053 per share, which represented long-term capital gains.

COMPOSITION OF THE FUND

The Fund had a large-cap orientation to its portfolio holdings as of December 31, 2006 as 50 of its 100 holdings were classified as large-cap stocks. These stocks comprised approximately 50% of the Fund's portfolio. The breakdown of the 100 stocks in the Fund's portfolio as of December 31, 2006, was as follows:
Large-Cap stocks (50), Mid-Cap stocks (31) and Small-Cap stocks (19). The Fund's energy shares drastically trailed the benchmark sector which turned out to be the biggest drag on the portfolio's overall performance. Additionally, financials were underweighted as compared to the benchmark and so the impact the return had in the Fund's portfolio was limited. The breakdown of the 100 stocks in the Fund's portfolio as of December 31, 2005, was as follows: Large-Cap stocks (34), Mid-Cap stocks (35) and Small-Cap stocks (31). The average market capitalization of the issuers of the stocks in the Fund's portfolio in 2006 was approximately $17.7 billion, up from $13.8 billion at the end of 2005. The Fund's beta of 1.17 at the period ended December 31, 2006 indicates the Fund's portfolio is only slightly more volatile than the overall market (S&P 500).

MARKET AND ECONOMIC OVERVIEW

Despite the fact that the housing sector entered into a long-anticipated correction after several years of being boosted by unusually low interest rates, on an inflation-adjusted basis, the U.S. economy expanded by 3.3% in 2006 - which is roughly equal to its 50-year average growth rate. Unlike in previous business cycles, it is believed that the contraction in housing did not coincide with dramatic weakness in other sectors of the economy. Personal consumption expanded by 3.7%, while business fixed investment - spending on plant, equipment, and software - increased approximately 9%. Exports also increased about 9% as foreign economic growth increased.

--------------------------------------------------------------------------------
      A COMMENTARY ON THE FIRST TRUST VALUE LINE(R) 100 FUND - (CONTINUED)
--------------------------------------------------------------------------------

Although falling energy prices late in 2006 held the Consumer Price Index ("CPI") to a 2.5% gain, the core CPI, which excludes food and energy prices, increased 2.6%, the largest increase in five years. The "median CPI", a measure of underlying inflation calculated by the Federal Reserve Bank of Cleveland, increased 3.7% in 2006, also the largest gain in five years. Despite some signs of rising inflationary pressures, bond yields remained low. The 10-year Treasury bond yield ended 2006 at 4.71%, slightly higher than its year-end 2005 yield of 4.39%, but still well below its 6.04% average yield between the years of 1995 and 1999.

Federal Reserve Board Chairman, Alan Greenspan retired in January 2006 and was succeeded by Ben Bernanke. The Federal Reserve's short-term interest rate target began 2006 at 4.25%, was boosted in four 25-basis point increments during the first six months of 2006 and then remained unchanged. The federal funds rate ended the year at 5.25%, with the futures markets pricing in a small chance of rate cuts during 2007. However, after strengthening in 2005, the U.S. dollar fell back to a fresh 9-year low when compared to the Federal Reserve Board's trade-weighted broad index of world currencies.

As many U.S. stock indices climbed to multi-year highs during 2006, corporate profits grew strongly as well. As a result, the trailing 12-month P/E ratio for the S&P 500 fell to 17.4% in December 2006 from 17.9% in December 2005.

FIRST TRUST VALUE LINE(R) 100 FUND
PORTFOLIO COMPONENTS+
DECEMBER 31, 2006


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS

Media                                                7.0%
Chemicals                                            6.0%
IT Services                                          5.0%
Semiconductors & Semiconductor Equipment             5.0%
Multiline Retail                                     5.0%
Electronic Equipment & Instruments                   5.0%
Specialty Retail                                     4.0%
Biotechnology                                        4.0%
Software                                             4.0%
Machinery                                            4.0%
Electrical Equipment                                 3.0%
Health Care Equipment & Supplies                     3.0%
Diversified Telecommunication Services               3.0%
Textiles, Apparel & Luxury Goods                     3.0%
Pharmaceuticals                                      3.0%
Airlines                                             2.0%
Insurance                                            2.0%
Commercial Services & Supplies                       2.0%
Capital Markets                                      2.0%
Metals & Mining                                      2.0%
Communications Equipment                             2.0%
Containers & Packaging                               2.0%
Internet  Software & Services                        2.0%
Aerospace & Defense                                  2.0%
Leisure Equipment & Products                         2.0%
Life Sciences Tools & Services                       2.0%
Household Durables                                   2.0%
Computers & Peripherals                              1.0%
Personal Products                                    1.0%
Real Estate Management & Development                 1.0%
Internet & Catalog Retail                            1.0%
Hotels, Restaurants & Leisure                        1.0%
Industrial Conglomerates                             1.0%
Commercial Banks                                     1.0%
Automobiles                                          1.0%
Office Electronics                                   1.0%
Food & Staples Retailing                             1.0%
Health Care Providers & Services                     1.0%
Energy Equipment & Services                          1.0%



+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

Page 4                 See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) 100 FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
- ------------                                                     ------------

 COMMON STOCKS - 99.5%

              AEROSPACE & DEFENSE - 2.0%
     61,465   Honeywell International Inc..................... $    2,780,677
     34,900   Precision Castparts Corp........................      2,731,972
                                                              ----------------
                                                                    5,512,649
                                                              ----------------

              AIRLINES - 2.0%
     92,746   AMR Corp.*......................................      2,803,712
     67,355   Continental Airlines, Inc., Class B*............      2,778,394
                                                              ----------------
                                                                    5,582,106
                                                              ----------------

              AUTOMOBILES - 1.0%
     39,140   Harley-Davidson, Inc............................      2,758,196
                                                              ----------------

              BIOTECHNOLOGY - 4.0%
     39,958   Amgen, Inc.*....................................      2,729,531
     56,188   Biogen Idec, Inc.*..............................      2,763,888
     39,796   Cephalon, Inc.*.................................      2,802,036
     59,054   Digene Corp.*...................................      2,829,868
                                                              ----------------
                                                                   11,125,323
                                                              ----------------

              CAPITAL MARKETS - 2.0%
     34,413   Morgan Stanley..................................      2,802,251
     46,506   SEI Investments Company.........................      2,769,897
                                                              ----------------
                                                                    5,572,148
                                                              ----------------

              CHEMICALS - 6.0%
     38,270   Albemarle Corp..................................      2,747,786
     56,442   E. I. du Pont de Nemours and Company............      2,749,290
    143,514   Hercules, Inc.*.................................      2,771,255
     56,650   International Flavors & Fragrances, Inc.........      2,784,914
     61,315   OM Group, Inc.*.................................      2,776,343
     19,651   Potash Corp. of Saskatchewan, Inc...............      2,819,525
                                                              ----------------
                                                                   16,649,113
                                                              ----------------

              COMMERCIAL BANKS - 1.0%
     90,048   Synovus Financial Corp..........................      2,776,180
                                                              ----------------

              COMMERCIAL SERVICES & SUPPLIES - 2.0%
     96,514   Kelly Services, Inc., Class A...................      2,793,115
    116,511   TeleTech Holdings, Inc.*........................      2,782,283
                                                              ----------------
                                                                    5,575,398
                                                              ----------------

              COMMUNICATIONS EQUIPMENT - 2.0%
    101,678   Cisco Systems, Inc.*............................      2,778,860
     21,425   Research In Motion Ltd.*........................      2,737,687
                                                              ----------------
                                                                    5,516,547
                                                              ----------------

              COMPUTERS & PERIPHERALS - 1.0%
     33,505   Apple Computer, Inc.*...........................      2,842,564
                                                              ----------------


                       See Notes to Financial Statements.                Page 5

FIRST TRUST VALUE LINE(R) 100 FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
-------------                                                     ------------

 COMMON STOCKS - CONTINUED

              CONTAINERS & PACKAGING - 2.0%
    102,149   Rock-Tenn Company, Class A...................... $    2,769,259
     42,300   Sealed Air Corp.................................      2,746,116
                                                              ----------------
                                                                    5,515,375
                                                              ----------------

              DIVERSIFIED TELECOMMUNICATION SERVICES - 3.0%
     78,750   AT&T, Inc.......................................      2,815,312
     45,105   BT Group PLC, SP ADR............................      2,701,338
    331,585   Qwest Communications International Inc.*........      2,775,366
                                                              ----------------
                                                                    8,292,016
                                                              ----------------

              ELECTRICAL EQUIPMENT - 3.0%
     53,902   Acuity Brands, Inc..............................      2,805,060
     35,688   Genlyte Group (The), Inc.*......................      2,787,590
    100,491   II-VI, Inc.*....................................      2,807,719
                                                              ----------------
                                                                    8,400,369
                                                              ----------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.9%
    106,430   Avnet, Inc.*....................................      2,717,158
     85,177   FLIR Systems, Inc.*.............................      2,711,184
    133,566   Newport Corp.*..................................      2,798,208
    188,731   PC Connection, Inc.*............................      2,798,881
     45,848   Rogers Corp.*...................................      2,711,909
                                                              ----------------
                                                                   13,737,340
                                                              ----------------

              ENERGY EQUIPMENT & SERVICES - 1.0%
     33,521   Core Laboratories N.V.*.........................      2,715,201
                                                              ----------------

              FOOD & STAPLES RETAILING - 1.0%
     79,135   Safeway, Inc....................................      2,734,906
                                                              ----------------

              HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
     93,596   Immucor, Inc.*..................................      2,735,811
     50,393   Stryker Corp....................................      2,777,158
     35,468   Zimmer Holdings, Inc.*..........................      2,779,982
                                                              ----------------
                                                                    8,292,951
                                                              ----------------

              HEALTH CARE PROVIDERS & SERVICES - 1.0%
     99,189   AMN Healthcare Services, Inc.*..................      2,731,665
                                                              ----------------

              HOTELS, RESTAURANTS & LEISURE - 1.0%
     48,709   MGM MIRAGE*.....................................      2,793,461
                                                              ----------------

              HOUSEHOLD DURABLES - 1.9%
    109,518   Kimball International, Inc., Class B............      2,661,287
    135,205   Tempur-Pedic International, Inc.*...............      2,766,294
                                                              ----------------
                                                                    5,427,581
                                                              ----------------

              INDUSTRIAL CONGLOMERATES - 1.0%
    123,287   Tredegar Corp...................................      2,787,519
                                                              ----------------
 Page 6                       See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) 100 FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
-------------                                                     ------------

 COMMON STOCKS - CONTINUED

              INSURANCE - 2.0%
     38,463   American International Group, Inc............... $    2,756,258
     70,043   CNA Financial Corp.*............................      2,824,134
                                                              ----------------
                                                                    5,580,392
                                                              ----------------

              INTERNET  SOFTWARE & SERVICES - 2.0%
     51,504   Akamai Technologies, Inc.*......................      2,735,893
    189,380   Interwoven, Inc.*...............................      2,778,205
                                                              ----------------
                                                                    5,514,098
                                                              ----------------

              INTERNET & CATALOG RETAIL - 1.0%
     64,335   Priceline.com, Inc.*............................      2,805,649
                                                              ----------------

              IT SERVICES - 4.9%
     35,986   Cognizant Technology Solutions Corp., Class A*..      2,776,680
    101,304   CSG Systems International, Inc.*................      2,707,856
    139,588   Gartner, Inc.*..................................      2,762,447
     51,112   Infosys Technologies Ltd., SP ADR...............      2,788,671
     69,495   Paychex, Inc....................................      2,747,832
                                                              ----------------
                                                                   13,783,486
                                                              ----------------

              LEISURE EQUIPMENT & PRODUCTS - 2.0%
    101,528   Hasbro, Inc.....................................      2,766,638
    120,458   Mattel, Inc.....................................      2,729,578
                                                              ----------------
                                                                    5,496,216
                                                              ----------------

              LIFE SCIENCES TOOLS & SERVICES - 2.0%
     69,407   Illumina, Inc.*.................................      2,728,389
     56,280   Waters Corp.*...................................      2,756,032
                                                              ----------------
                                                                    5,484,421
                                                              ----------------

              MACHINERY - 4.0%
    114,146   Kadant Inc.*....................................      2,782,879
     82,130   Lindsay Corp....................................      2,681,545
     47,038   Manitowoc Company (The), Inc....................      2,795,468
     60,454   Robbins & Myers, Inc............................      2,776,048
                                                              ----------------
                                                                   11,035,940
                                                              ----------------

              MEDIA - 7.0%
     65,638   Comcast Corp., Special Class A*.................      2,748,919
    112,354   DIRECTV Group (The), Inc.*......................      2,802,109
     55,903   E.W. Scripps Company, Class A...................      2,791,796
     26,740   Omnicom Group, Inc..............................      2,795,400
     86,055   Shaw Communications, Inc........................      2,728,804
     66,686   Thompson (The) Corp.............................      2,763,468
     81,115   Walt Disney (The) Company.......................      2,779,811
                                                              ----------------
                                                                   19,410,307
                                                              ----------------

              METALS & MINING - 2.0%
     31,030   Allegheny Technologies, Inc.....................      2,813,800
     80,711   Brush Engineered Materials, Inc.*...............      2,725,610
                                                              ----------------
                                                                    5,539,410
                                                              ----------------

                      See Notes to Financial Statements.               Page 7

FIRST TRUST VALUE LINE(R) 100 FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
-------------                                                     ------------

 COMMON STOCKS - CONTINUED

              MULTILINE RETAIL - 4.9%
    120,064   Big Lots, Inc.*................................. $    2,751,867
     34,981   J.C. Penney Company, Inc........................      2,706,130
     39,958   Kohl's Corp.*...................................      2,734,326
     56,861   Nordstrom, Inc..................................      2,805,522
     48,329   Target Corp.....................................      2,757,169
                                                              ----------------
                                                                   13,755,014
                                                              ----------------

              OFFICE ELECTRONICS - 1.0%
    161,706   Xerox Corp.*....................................      2,740,917
                                                              ----------------

              PERSONAL PRODUCTS - 1.0%
     67,936   NBTY, Inc.*.....................................      2,824,100
                                                              ----------------

              PHARMACEUTICALS - 3.0%
     54,392   Forest Laboratories, Inc.*......................      2,752,235
    116,069   Schering-Plough Corp............................      2,743,871
     44,457   Sepracor, Inc.*.................................      2,737,662
                                                              ----------------
                                                                    8,233,768
                                                              ----------------

              REAL ESTATE MANAGEMENT
                & DEVELOPMENT - 1.0%
     84,576   CB Richard Ellis Group, Inc., Class A*..........      2,807,923
                                                              ----------------

              SEMICONDUCTORS
                & SEMICONDUCTOR EQUIPMENT - 4.9%
     89,391   ATMI, Inc.*.....................................      2,729,107
    178,579   Integrated Device Technology, Inc.*.............      2,764,403
     80,054   Novellus Systems, Inc.*.........................      2,755,459
     73,558   NVIDIA Corp.*...................................      2,722,382
     61,506   Varian Semiconductor Equipment .................
                  Associates, Inc.* ..........................      2,799,753
                                                              ----------------
                                                                   13,771,104
                                                              ----------------

              SOFTWARE - 4.0%
     72,608   Amdocs Ltd.*....................................      2,813,560
     84,524   BMC Software, Inc.*.............................      2,721,673
    128,640   Jack Henry & Associates, Inc....................      2,752,896
    160,763   Oracle Corp.*...................................      2,755,478
                                                              ----------------
                                                                   11,043,607
                                                              ----------------

              SPECIALTY RETAIL - 4.0%
     90,492   American Eagle Outfitters, Inc..................      2,824,255
     55,983   Dick's Sporting Goods, Inc.*....................      2,742,607
     45,726   Guess? Inc.*....................................      2,900,400
     55,220   OfficeMax, Inc..................................      2,741,673
                                                              ----------------
                                                                   11,208,935
                                                              ----------------

 Page 8                 See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) 100 FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
-------------                                                     ------------

 COMMON STOCKS - CONTINUED

              TEXTILES, APPAREL & LUXURY GOODS - 3.0%
     64,081   Coach, Inc.*.................................... $    2,752,920
     54,901   Phillips-Van Heusen Corp........................      2,754,383
     77,948   Steven Madden, Ltd.*............................      2,735,195
                                                              ----------------
                                                                    8,242,498
                                                              ----------------

              TOTAL COMMON STOCKS.............................    276,616,393
                                                              ----------------
              (Cost $248,516,129)

              TOTAL INVESTMENTS - 99.5%.......................    276,616,393
              (Cost $248,516,129)**

              NET OTHER ASSETS & LIABILITIES - 0.5%...........      1,285,470
                                                              ----------------
              NET ASSETS - 100.0%............................. $  277,901,863
                                                              ================
-------------------------------------------------------------------------------
         * Non-income producing security.
        ** Aggregate cost for federal income tax purposes is $248,867,981.
       ADR American Depository Receipt

                      See Notes to Financial Statements.               Page 9

FIRST TRUST VALUE LINE(R) 100 FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS:
Investments, at value
   (Cost $248,516,129).............................................................................     $ 276,616,393
Cash ..............................................................................................         1,479,680
Prepaid expenses...................................................................................            14,836
Receivables:
     Dividends.....................................................................................           177,531
     Interest......................................................................................            14,613
                                                                                                        --------------
     Total Assets..................................................................................       278,303,053
                                                                                                        --------------
LIABILITIES:
Payables:
     Investment advisory fees......................................................................           159,571
     Licensing fees................................................................................            74,767
     Audit and legal fees..........................................................................            71,700
     Printing fees.................................................................................            59,678
     Administrative fees...........................................................................            23,037
     Transfer agent fees...........................................................................             2,888
     Custodian fees................................................................................             7,771
Accrued expenses and other liabilities.............................................................             1,778
                                                                                                        --------------
     Total Liabilities.............................................................................           401,190
                                                                                                        --------------
NET ASSETS.........................................................................................     $ 277,901,863
                                                                                                        ==============
NET ASSETS CONSIST OF:
Accumulated net realized loss on investments sold  ................................................     $    (224,353)
Net unrealized appreciation of investments ........................................................        28,100,264
Par value..........................................................................................           174,900
Paid-in capital....................................................................................       249,851,052
                                                                                                        --------------
Net Assets.........................................................................................     $ 277,901,863
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $       15.89
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........        17,490,000
                                                                                                        ==============

Page 10                        See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) 100 FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
Dividends..........................................................................................     $   1,616,763
Interest...........................................................................................            66,339
                                                                                                        -------------
     Total investment income.......................................................................         1,683,102
                                                                                                        -------------
EXPENSES:
Investment advisory fees...........................................................................         1,936,973
Licensing fees.....................................................................................           308,869
Administration fees................................................................................           278,397
Audit and legal fees...............................................................................           102,020
Printing fees......................................................................................            81,477
Custodian fees.....................................................................................            48,650
Trustees' fees and expenses........................................................................            41,385
Transfer agent fees................................................................................            35,371
Other..............................................................................................            49,473
                                                                                                        -------------
     Total expenses................................................................................         2,882,615
                                                                                                        -------------
NET INVESTMENT LOSS................................................................................        (1,199,513)
                                                                                                        -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments............................................................        20,416,167
                                                                                                        -------------
Net change in unrealized appreciation (depreciation) on investments ...............................        (8,499,843)
                                                                                                        -------------
Net realized and unrealized gain (loss)............................................................        11,916,324
                                                                                                        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................     $  10,716,811
                                                                                                        =============


                   See Notes to Financial Statements.                  Page 11

FIRST TRUST VALUE LINE(R) 100 FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 YEAR            YEAR
                                                                                                 ENDED           ENDED
                                                                                              12/31/2006      12/31/2005
                                                                                           ---------------  --------------
OPERATIONS:
Net investment loss...................................................................     $  (1,199,513)   $   (1,352,309)
Net realized gain (loss) on investments ..............................................         20,416,167       56,759,952
Net change in unrealized appreciation (depreciation) on investments ..................         (8,499,843)     (21,808,712)
                                                                                           ---------------  --------------
Net increase in net assets resulting from operations..................................         10,716,811       33,598,931

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains....................................................................        (32,863,710)     (49,181,880)
                                                                                           ---------------  --------------
Total distributions to shareholders...................................................        (32,863,710)     (49,181,880)
                                                                                           ---------------  --------------
Net decrease in net assets............................................................        (22,146,899)     (15,582,949)

NET ASSETS:
Beginning of year.....................................................................        300,048,762      315,631,711
                                                                                           ---------------  --------------
End of year...........................................................................     $  277,901,863   $  300,048,762
                                                                                           ===============  ==============
Undistributed net investment income at end of year....................................     $           --   $           --
                                                                                           ===============  ==============

Page 12                  See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) 100 FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                               YEAR            YEAR            YEAR           PERIOD
                                                               ENDED           ENDED           ENDED           ENDED
                                                            12/31/2006      12/31/2005      12/31/2004      12/31/2003*
                                                            -----------     -----------     -----------     -----------
 Net asset value, beginning of period...............        $    17.16      $     18.05     $     16.61    $      14.33(c)
                                                            ----------      -----------     -----------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss................................             (0.07)           (0.08)          (0.09)          (0.06)
 Net realized and unrealized gain on investments....              0.68             2.00            2.19            2.37
                                                            ----------      -----------     -----------     -----------
 Total from investment operations...................              0.61             1.92            2.10            2.31
                                                            ----------      -----------     -----------     -----------
 DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
 Net realized gains..................................            (1.88)           (2.81)          (0.66)           --
                                                            ----------      -----------     -----------     -----------
 Total from distributions............................            (1.88)           (2.81)          (0.66)           --
                                                            ----------      -----------     -----------     -----------
 Common Share offering costs charged to paid-in capital         --               --                0.00#          (0.03)
                                                            ----------      -----------     -----------     -----------
 Net asset value, end of period.....................        $    15.89      $     17.16     $     18.05     $     16.61
                                                            ==========      ===========     ===========     ===========
 Market value, end of period.........................       $    14.64      $     15.62     $     17.10     $     16.49
                                                            ==========      ===========     ===========     ===========
 TOTAL RETURN BASED ON NET ASSET VALUE (A)+..........             4.59%           11.86%          13.05%          15.91%
                                                            ==========      ===========     ===========     ===========
 TOTAL RETURN BASED ON MARKET VALUE (B)+.............             5.87%            7.48%           7.88%           9.93%
                                                            ==========      ===========     ===========     ===========
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ..............        $  277,902      $   300,049     $   315,632     $   290,464
 Ratio of total expenses to average net assets ......             0.97%            0.95%           0.97%           1.02%**
 Ratio of net investment loss to average net assets .            (0.40)%          (0.43)%         (0.52)%         (0.75)%**
 Portfolio turnover rate ............................              234%             240%            220%            144%

---------------------------------------------------
*    The Fund commenced operations on June 12, 2003.
**   Annualized
#    Amount represents less than $0.01 per share.
(a) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.
(b) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share market price per share, all based on Common Share market price per share.
(c)  Net of sales load of $0.675 per Common Share on initial offering.
+    Total return is not annualized for periods less than one year.

                    See Notes to Financial Statements.                  Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                       FIRST TRUST VALUE LINE(R) 100 FUND
                               DECEMBER 31, 2006

                              1. FUND DESCRIPTION

First Trust Value Line(R) 100 Fund (the "Fund") is a diversified, closed-end management investment company organized as a MassachusettS business trust on April 18, 2003 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FVL on the American Stock Exchange.

The Fund's investment objective is to provide capital appreciation. The Fund seeks to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") by adhering to a disciplined strategy of investing in a diversified portfolio of the 100 common stocks ranked #1 in Value Line's(R) Timeliness(TM) Ranking System. There can be no assurance that the Fund's investment objectiVe will be achieved.

The Value Line(R) Timeliness(TM) Ranking System was introduced in its present form in 1965. Each week, Value Line(R) Publishing, Inc. ("Value Line(R) ") screens a wide array of data, using a series of proprietary calculations, to rank each of the approximately 1,700 stocks in the Value Line(R) universe from #1 (highest) to #5 (lowest) based on their expected price performance relative to the other stocks in the universe over the following six to twelve months. At any one time, only 100 stocks are ranked #1 in the Value Line(R) Timeliness(TM) Ranking System.

The Fund invests substantially all, but in no event less than 80%, of its net assets in the stocks that are ranked #1 in the Value Line(R) Timeliness(TM) Ranking System. Each week, the Fund will make portfolio adjustments to match the changes made to the stocks ranKed #1 for TimelinessTM by Value Line(R). The Fund also rebalances its holdings on a quarterly basis so that each stock is equally weighteD on the rebalancing date.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund determines the net asset value ("NAV") of its shares daily, as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in such securities value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund denominated in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                       FIRST TRUST VALUE LINE(R) 100 FUND
                               DECEMBER 31, 2006

C. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and net realized long-term and short-term capital gains of the Fund will be paid at least annually or as the Board of Trustees may determine from time to time. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with the income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 2006, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease to accumulated net investment loss by $1,199,513 and a decrease in accumulated net realized gain on investments sold by $1,199,513. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

Distributions paid from:

                                                2006              2005
Ordinary Income..........................   $ 12,931,124     $  31,551,960
Long-Term Capital Gains..................     19,932,586        17,629,920


As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income............   $   127,500
Net Unrealized Appreciation..............    27,748,412

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

F. EXPENSES:

The Fund pays all expenses directly related to its operations. First Trust Advisors L.P. ("First Trust") has entered into a non-exclusive license agreement with Value Line(R) Publishing, Inc. which allows for the use by First Trust of the Value Line(R) Timeliness(TM) Ranking System and certain trademarks and trade names of Value Line(R) Publishing, Inc. The Fund is a sub-licensee to this license agreement. In exchange, Value Line(R) Publishing, Inc. receives an annual fee, payable on a quarterly basis, equal to 0.10% of the Fund's average gross daily assets during such calendar quarter. This license fee is paid by the Fund to First Trust, which in turn pays Value Line(R) Publishing, Inc. The terms of the license agreement provide that it will be automatically renewed for successive one year terms unless either party elects not to renew the agreement.

G. NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the implications of FIN 48 and its impact on the financial statements which has not yet been determined.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                       FIRST TRUST VALUE LINE(R) 100 FUND
                               DECEMBER 31, 2006

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 could have on the Fund's financial statement disclosures.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for implementing the Fund's overall investment strategy, including the allocation and periodic reallocation of the portion of the Fund's assets to be invested in common stocks, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

The Fund paid each Trustee of the Fund who is not an officer or employee of First Trust or any of its affiliates (the "Independent Trustees") an annual retainer of $10,000, which includes compensation for all board and committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

Effective June 12, 2006, the Board of Trustees unanimously appointed Robert F. Keith to the Board of Trustees and as a member to the Fund's Audit Committee, Valuation Committee and Nominating and Governance Committee.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2006, were $697,436,500 and $731,573,291, respectively.

As of December 31, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $30,437,356 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,688,944.

                              5. SUBSEQUENT EVENTS

The Board of Trustees of the Fund adopted a compensation policy pursuant to which, effective January 1, 2007, the Independent Trustees are paid an annual retainer of $10,000 for each investment company of the First Trust Fund Complex up to a total of 14 investment companies (the "Trustees Compensation I") and an annual retainer of $7,500 for each subsequent investment company added to the First Trust Fund Complex (the "Trustees Compensation II" and together with Trustees Compensation I, the "Aggregate Trustee Compensation"). The Aggregate Trustee Compensation is divided equally among each of the investment companies in the First Trust Fund Complex. No additional meeting fees are paid in connection with board or committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

Additionally, Thomas R. Kadlec is paid annual compensation of $10,000 to serve as the Lead Trustee and Niel B. Nielson is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee of each of the investment companies in the First Trust Fund Complex. Such additional compensation to Messrs. Kadlec and Nielson is paid by the investment companies in the First Trust Fund Complex and the fees are divided equally among those investment companies.

On February 6, 2007, First Trust announced that the Board of Trustees of the Fund voted to approve the reorganization of the Fund into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVLEF"), an exchange-traded fund and newly created, diversified series of First Trust Exchange-Traded Fund ("FTETF"). Under the terms of the proposed reorganization, which is expected to be tax-free, the assets of the Fund would be transferred to, and the liabilities of the Fund would be assumed by, FVLEF in exchange for shares of FVLEF. The FVLEF shares would then be distributed to the Fund's shareholders and the Fund would be terminated. The reorganization is subject to certain conditions, including that the reorganization be approved by the shareholders of the Fund. A meeting of the Fund's shareholders is expected to be scheduled for a date on or before May 18, 2007. There can be no assurance that the necessary percentage of the shareholders of the Fund will vote in favor of the proposed reorganization. Assuming the reorganization is approved by the Fund's shareholders, the reorganization is anticipated to take place no later than June 25, 2007 and would be effected based upon the respective net asset values of the Fund and FVLEF.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST VALUE LINE(R) 100 FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Value Line 100(R) Fund (the "Fund"), including the portfolio of investments, as of December 31, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

[GRAPHIC OMITTED]
DELOITE LOGO

Chicago, Illinois
February 21, 2007

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                       FIRST TRUST VALUE LINE(R) 100 FUND
                         DECEMBER 31, 2006 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form.

The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST TRUST VALUE LINE(R) 100 FUND
                         DECEMBER 31, 2006 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2006, 12.13% qualifies for the corporate dividend received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 15.78% of the ordinary income distributions (including short-term capital gain), for the year ended December 31, 2006.

For the year ended December 31, 2006, the amount of long-term capital gain distributions designated by the Fund was $19,932,586 which is taxable at a 15% rate gain for federal income tax purposes.

                               BY-LAW AMENDMENTS

On June 12, 2006 and December 11, 2006, the Board of Trustees approved certain changes to the By-Laws of the Fund which may have the effect of delaying or preventing a change in control of the Fund, including the implementation of a staggered Board of Trustees. These changes were not required to be, and were not, approved by the Fund's shareholders. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (UNAUDITED)
--------------------------------------------------------------------------------
                       FIRST TRUST VALUE LINE(R) 100 FUND
                               DECEMBER 31, 2006

Information pertaining to the Trustees and Officers* of the Fund is set forth below.

                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson,             o One year term        Physician;                     34 portfolios            None
Trustee D.O.B.                   o 3-1/2 years served   President, Wheaton
04/51 c/o First Trust                                   Orthopedics;
Advisors L.P. 1001                                      Co-owner and
Warrenville Road                                        Co-Director, Sports
Suite 300 Lisle, IL                                     Med Center for
60532                                                   Fitness; Limited
                                                        Partner, Gundersen
                                                        Real Estate
                                                        Partnership

Thomas R. Kadlec,                o One year term        Vice President and             34 portfolios             None
Trustee D.O.B. 11/57             o 3-1/2 years served   Chief Financial
c/o First Trust                                         Officer (1990 to
Advisors L.P. 1001                                      present), ADM
Warrenville Road                                        Investor Services,
Suite 300 Lisle, IL                                     Inc. (Futures
60532                                                   Commission
                                                        Merchant);
                                                        Registered
                                                        Representative (2000
                                                        to present),
                                                        Segerdahl & Company,
                                                        Inc., an NASD member
                                                        (Broker-Dealer);
                                                        President, ADM
                                                        Derivatives, Inc.
                                                        (May 2005 to
                                                        present)


Robert F. Keith,                 o One year term        President, Hibs                 22 portfolios           None
Trustee D.O.B. 11/56             o 7 months served      Enterprises
c/o First Trust                                         (Financial and
Advisors L.P. 1001                                      Management
Warrenville Road                                        Consulting) (2003 to
Suite 300                                               present); Aramark
Lisle, IL 60532                                         Service Master
                                                        Management (2001 to
                                                        2003); President and
                                                        Chief Operating
                                                        Officer, Service
                                                        Master Management
                                                        Services (1998 to
                                                        2003)

Niel B. Nielson,                 o One year term        President, Covenant             34 portfolios         Director of Good
Trustee D.O.B. 03/54             o 3-1/2 years served   College (June 2002                                    News
c/o First Trust                                         to present); Pastor,                                  Publishers-Crossway
Advisors L.P. 1001                                      College Church in                                     Books; Covenant
Warrenville Road                                        Wheaton (1997 to                                      Transport, Inc.
Suite 300 Lisle, IL                                     June 2002)
60532

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (UNAUDITED)-(CONTINUED)
--------------------------------------------------------------------------------
                       FIRST TRUST VALUE LINE(R) 100 FUND
                               DECEMBER 31, 2006

                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
James A. Bowen,                o One year Trustee term and   President, First      34 portfolios            Trustee of Wheaton
Trustee President,               indefinite officer term     Trust Advisors L.P.                            College
Chairman of the                o 3-1/2 years served          and First Trust
Board and CEOD.O.B.                                          Portfolios L.P.;
09/55 1001                                                   Chairman of the
Warrenville Road                                             Board, BondWave LLC
Suite 300Lisle, IL                                           and Stonebridge
60532                                                        Advisors LLC

--------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley,               o Indefinite term             Chief Financial             N/A                    N/A
Treasurer,                     o 3-1/2 years served          Officer, Managing
Controller, Chief                                            Director, First
Financial Officer,                                           Trust Advisors L.P.
Chief Accounting                                             and First Trust
Officer D.O.B.                                               Portfolios L.P.;
11/571001                                                    Chief Financial
Warrenville                                                  Officer, BondWave
RoadSuite 300 Lisle,                                         LLC and Stonebridge
IL 60532                                                     Advisors LLC



Kelley Christensen             o Indefinite term             Assistant Vice              N/A                    N/A
Vice President                 o Since December              President of First
D.O.B. 09/70                     10, 2006                    Trust Portfolios
1001 Warrenville Road                                        L.P. and First Trust
Suite 300                                                    Advisors L.P.
Lisle, IL 60532


James M. Dykas                 o Indefinite term             Vice President,             N/A                    N/A
Assistant Treasurer            o 13 months served            First Trust Advisors
D.O.B. 01/66 1001                                            L.P. and First Trust
Warrenville Road                                             Portfolios L.P.
Suite 300 Lisle, IL                                          (January 2005 to
60532                                                        present); Executive
                                                             Director, Van Kampen
                                                             Asset Management and
                                                             Morgan Stanley
                                                             Investment
                                                             Management
                                                             (1999-2005)

W. Scott Jardine,              o Indefinite term             General Counsel,            N/A                    N/A
Secretary and Chief            o 3-1/2 years served          First Trust Advisors
Compliance Officer                                           L.P. and First Trust
D.O.B. 05/601001                                             Portfolios L.P.;
Warrenville                                                  Secretary, BondWave
RoadSuite 300 Lisle,                                         LLC and Stonebridge
IL 60532                                                     Advisors LLC


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (UNAUDITED)-(CONTINUED)
--------------------------------------------------------------------------------
                       FIRST TRUST VALUE LINE(R) 100 FUND
                               DECEMBER 31, 2006

                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
Daniel J. Lindquist               o Indefinite term        Senior Vice                  N/A                    N/A
Vice President                    o 13 months served       President, First
D.O.B. 02/70                                               Trust Advisors L.P.;
1001 Warrenville Road                                      Vice President,
Suite 300                                                  First Trust
Lisle, IL 60532                                            Portfolios L.P.
                                                           (April 2004 to
                                                           present); Chief
                                                           Operating Officer,
                                                           Mina Capital
                                                           Management, LLC
                                                           (January 2004-April
                                                           2004); Chief
                                                           Operating Officer,
                                                           Samaritan Asset
                                                           Management Services,
                                                           Inc. (April
                                                           2000-January 2004)


Kristi A. Maher                  o Indefinite term         Assistant General            N/A                    N/A
Assistant Secretary              o 2 years, 7 months       Counsel, First Trust
D.O.B. 12/66 1001                  served                  Advisors L.P. and
Warrenville Road                                           First Trust
Suite 300 Lisle, IL                                        Portfolios L.P.
60532                                                      (March 2004 to
                                                           present); Associate,
                                                           Chapman and Cutler
                                                           LLP (1995-2004)


Roger F. Testin              o Indefinite term             Senior Vice                  N/A                    N/A
Vice President                  o 3-1/2 years served       President, First
D.O.B. 06/66                                               Trust Advisors L.P.
1001 Warrenville Road                                      and First Trust
Suite 300 Lisle,                                           Portfolios L.P.
IL 60532                                                   (August 2001 to
                                                           present); Analyst,
                                                           Dolan Capital
                                                           Management
                                                           (1998-2001)

-------------------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PART C:  OTHER INFORMATION

ITEM 15:  INDEMNIFICATION

    Section 5.3 of the Registrant's Declaration of Trust provides as follows:

            (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

                 (i) every person who is or has been a Trustee or officer of the
               Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

                 (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

            (b) No indemnification shall be provided hereunder to a Covered
Person:

                 (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                 (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                 (iii) in the event of a settlement involving a payment by a
               Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                              (A) by vote of a majority of the Disinterested
                      Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                              (B) by written opinion of (i) the then-current
                      legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

            (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                 (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                 (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

                                      C-2

            (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


ITEM 16:  EXHIBITS

    The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

       (1)   Declaration of Trust of Registrant. (1)

       (2)   By-Laws of the Registrant. (2)

       (3)   Not applicable.

       (4) Agreement and Plan of Reorganization (included in the Prospectus/Proxy Statement as Exhibit A thereto). (8)

       (5) Amended and Restated Establishment and Designation of Series dated January 17, 2007. (5)

       (6) (i) Investment Management Agreement dated September 24, 2005, as amended. (3)

             (ii) Amended and Restated Expense Reimbursement, Fee Waiver and Recovery Agreement. (7)

             (iii) Amendment to Schedule A of the Investment Management Agreement. (7)

       (7)   (i) Distribution Agreement dated September 24, 2005, as amended.(3)

                                      C-3

             (ii) Amendment to Exhibit A of the Distribution Agreement. (7)

       (8)   Not Applicable.

       (9) (i) Custody Agreement between the Registrant and The Bank of New York. (2)

             (ii) Amendment to Schedule II of the Custody Agreement. (6)

       (10)  (i) 12b-1 Service Plan. (2)

             (ii) Amendment to Exhibit A of the 12b-1 Service Plan. (7)

       (11) (i) Opinion and Consent of Chapman and Cutler LLP dated March 21, 2007. (8)

             (ii) Opinion and Consent of Bingham McCutchen LLP dated March 21, 2007. (8)

       (12)  Opinion and Consent of Chapman and Cutler LLP dated March 21, 2007.
             (8)

       (13)  Not applicable.

       (14)  Consent of Independent Registered Public Accounting Firm. (8)

       (15) Power of attorney pursuant to which the name of any person has been signed to the registration statement. (4)

       (16)  Proxy Card. (8)


(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 13, 2005.

(2) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on September 26, 2005.

(3) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on March 15, 2006.

(4) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 6, 2007.

(5) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 9, 2007.

(6) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 14, 2007.

(7) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on March 21, 2007.

(8)  Filed herewith.

                                      C-4

ITEM 17:  UNDERTAKINGS

            (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.15c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

    As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, and State of Illinois, on the 21st day of March, 2007.

                                  FIRST TRUST EXCHANGE-TRADED FUND


                                  By: /s/ James A. Bowen
                                      ----------------------------------
                                      James A. Bowen, President


    As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                                     DATE

/s/ Mark R. Bradley       Treasurer, Controller and Chief
--------------------      Financial and Accounting Officer    March 21, 2007
Mark R. Bradley


/s/ James A. Bowen        President, Chief Executive
---------------------     Officer, Chairman and Trustee       March 21, 2007
James A. Bowen


*/s/ Richard E. Erickson  Trustee        )
------------------------                 )
Richard E. Erickson                      )
                                         )
*/s/ Thomas R. Kadlec     Trustee        )
------------------------                 )       By:   /s/ James A. Bowen
Thomas R. Kadlec                         )             ---------------------
                                         )             James A. Bowen
*/s/ Robert F. Keith      Trustee        )             Attorney-In-Fact
------------------------                 )             March 21, 2007
Robert F. Keith
                                         )
*/s/ Niel B. Nielson      Trustee        )
------------------------                 )
Niel B. Nielson                          )


* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and filed as an Exhibit to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) on February 6, 2007 and are incorporated by reference herein.

                                INDEX TO EXHIBITS

(4) Agreement and Plan of Reorganization (included in the Prospectus/Proxy Statement as Exhibit A thereto).

(11) (i)  Opinion and Consent of Chapman and Cutler LLP dated March 21, 2007.

(11) (ii) Opinion and Consent of Bingham McCutchen LLP dated March 21, 2007.

(12)      Opinion and Consent of Chapman and Cutler LLP dated March 21, 2007.

(14)      Consent of Independent Registered Public Accounting Firm.

(16)      Proxy Card.